UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06621
                                                     ---------------------

                  Nuveen Premium Income Municipal Fund 2, Inc.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: April 30, 2010
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                                          [LOGO]
                                                                   NUVEEN
                                                                     INVESTMENTS

Closed-End Funds

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report
April 30, 2010

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---------------------   ---------------------   -----------------------
NUVEEN PREMIUM          NUVEEN PREMIUM          NUVEEN PREMIUM
INCOME MUNICIPAL        INCOME MUNICIPAL        INCOME MUNICIPAL
FUND, INC.              FUND 2, INC.            FUND 4, INC.
NPI                     NPM                     NPT

                                                                      (APRIL 10)

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advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

                                                                          [LOGO]
                                                                   NUVEEN
                                                                     INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen web site for the most recent information on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
June 21, 2010

                                                            Nuveen Investments 1

Portfolio Managers' Comments

Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

PORTFOLIO MANAGERS PAUL BRENNAN AND JOHN WILHELM REVIEW KEY INVESTMENT STRATEGIES AND THE SIX-MONTH PERFORMANCE OF THESE THREE NATIONAL FUNDS. WITH 20 YEARS OF INDUSTRY EXPERIENCE, INCLUDING TWELVE YEARS AT NUVEEN, PAUL HAS MANAGED NPI AND NPM SINCE 2006. JOHN, WHO CAME TO NUVEEN IN 2001 WITH 20 YEARS OF INDUSTRY EXPERIENCE, ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR NPT IN MARCH 2009.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 2010?

Municipal market conditions began to show general signs of improvement throughout most of the period. This trend was bolstered by the reduced issuance of tax-exempt municipal debt, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the bonds' interest payments and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. For the six-month period ended April 30, 2010, taxable Build America Bond issuance totaled $48.9 billion, accounting for almost 24% of new bonds in the municipal marketplace nationwide.

Despite the constrained issuance of tax-exempt municipal bonds, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform relatively well over the long term. In NPI and NPM, we found value in essential services bonds such as general obligation (GO) and other tax-supported credits, health care and transportation (specifically tollroads and airports). In general, these two Funds focused on purchasing credits with medium to higher credit quality. NPT also purchased health care bonds as well as student loan and housing credits. Our emphasis in this Fund was on bonds in a variety of credit sectors--primarily A, BBB, and below-investment grade and non-rated bonds--in sectors that have not yet fully participated in the market rally. We believe these bonds offer strong potential for price appreciation as the economy recovers.

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

Some of the areas of investment opportunity that we discovered during this period were created by the parameters of the Build America Bond program. For example, tax-exempt supply was usually more plentiful in the health care sector because, as 501(c)(3) (nonprofit) organizations, hospitals generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. In addition, health care entities were active issuers during this period, as they sought to replace variable rate issuance with fixed rates. Refunding issues also are not covered by the Build America Bond program, and this resulted in attractive opportunities in sectors such as airports and tollroads. The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years or more. Even though this significantly reduced the availability of tax-exempt bonds with longer maturities, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and redemptions including pre-refunded bonds. In NPT, we took advantage of attractive opportunities to sell bonds with less advantageous structures, such as low embedded yields or short call dates, that had experienced most of their price appreciation potential.

Shortly before the beginning of this reporting period, the Nuveen Florida Investment Quality Municipal Fund (NQF) and the Nuveen Florida Quality Income Municipal Fund (NUF) were Reorganized into NPM (the "Reorganization"). In the Reorganization, NPM acquired substantially all of the assets and liabilities of the two Florida funds in a tax-free transaction in exchange for an equal aggregate value of newly-issued common shares. In general, the securities acquired through the Reorganization matched the investment parameters and strategies of NPM and required little immediate portfolio activity. Nevertheless, as a result of the Reorganization, NPM's exposure to Florida bonds rose significantly. During this period, we worked to reduce this exposure and bring it more in line with our standard investment parameters. We intend to continue to reduce NPM's Florida exposure over time as appropriate opportunities arise.

As of April 30, 2010, all three of these Funds continued to use inverse floating rate securities.(1) We employ inverse floaters for a variety of reasons, including leverage, duration management and both income and total return enhancement.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

                                                            Nuveen Investments 3

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE*
FOR PERIODS ENDED 4/30/10
                                             6-MONTH   1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
NPI                                            5.83%   16.88%    3.87%     6.28%
NPM                                            5.99%   18.19%    4.36%     6.33%
NPT                                            6.18%   18.85%    4.32%     5.59%

Standard & Poor's (S&P) National Municipal
   Bond Index(2)                               3.85%   10.04%    4.35%     5.73%

Lipper General Leveraged Municipal Debt
   Funds Average(3)                            6.90%   22.67%    3.84%     6.38%
--------------------------------------------------------------------------------

For the six months ended April 30, 2010, the cumulative returns on common share net asset value (NAV) for all three of these Funds exceeded the return for the Standard & Poor's (S&P) National Municipal Bond Index. For the same period, the three Funds lagged the average return for the Lipper General Leveraged Municipal Debt Funds Average.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, the use of leverage was an important factor affecting each Fund's performance over this period. The impact of leverage is discussed in more detail on page five.

During this period, bonds with longer maturities generally outperformed credits with shorter maturities, with bonds at the longest end of the yield curve posting the strongest returns. The outperformance of longer bonds was due in part to the decline in interest rates, particularly at the longer end of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up prices. Overall, duration and yield curve positioning proved positive for the performance of these Funds.

Credit exposure also played an important role in the performance of these Funds. The demand for municipal bonds increased during the period, driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of issuance of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated BBB or below generally outperformed those rated AAA. On the whole, the Funds' performance benefited from their allocations to lower quality credits. This was especially true in NPT, which had the heaviest weightings of bonds rated BBB or lower among these three Funds.

* Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(2) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(3) The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6-months, 48 funds; 1-year, 46 funds; 5-year, 44 funds; and 10-year, 30 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

4 Nuveen Investments

Holdings that generally contributed positively to the Fund's performance during this period included industrial development revenue, health care and housing bonds. Revenue bonds as a whole performed well, with transportation, leasing and special tax among the sectors outperforming the general municipal market for this period. Zero coupon bonds also were among the strongest performers, as were lower-rated bonds backed by the 1998 master tobacco settlement agreement.

Pre-refunded bonds, which are often backed by U.S. Treasury securities, performed relatively poorly during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of April 30, 2010, NPI had the largest exposure to pre-refunded bonds, while NPM had the smallest allocation. On the whole, general obligation (GO) bonds lagged the overall municipal market by a small margin, while water and sewer, education, electric utilities and resource recovery bonds trailed the other revenue sectors for the six months. NPT, in particular, was negatively impacted by its holdings of resource recovery bonds.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative index was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the ARPS

                                                            Nuveen Investments 5
shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares have continued to receive distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds' Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds' outstanding ARPS. Some funds have utilized tender option bonds
(TOBs), also known as floating rate securities for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund's portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred Shares (VRDP), but these issuances have been limited since it has been difficult to find liquidity providers on economically viable terms given the constrained credit environment. Some funds have issued MuniFund Term Preferred Shares (MTP), a fixed rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the Funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

On April 9, 2010, twenty-six Nuveen leveraged closed-end funds, including NPI and NPM, received a demand letter from a law firm on behalf of each fund's common shareholders, alleging that Nuveen and the fund's officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the fund's ARPS. The funds' independent Board is evaluating the demand letter for each fund.

6 Nuveen Investments

As of April 30, 2010, the amounts of ARPS redeemed at par by the Funds are as shown in the accompanying table.

                                                AUCTION RATE       % OF ORIGINAL
                                            PREFERRED SHARES        AUCTION RATE
FUND                                                REDEEMED    PREFERRED SHARES
--------------------------------------------------------------------------------
NPI                                             $124,350,000               23.7%
NPM                                             $108,475,000               18.2%
NPT                                             $338,400,000              100.0%
--------------------------------------------------------------------------------

As of April 30, 2010, NPT had issued and outstanding $262.2 million VRDP. (Refer to Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies and Footnote 4 - Fund Shares for further details on VRDP.)

As of April 30, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' ARPS redemptions to approximately $4.4 billion of the approximately $11.0 billion originally outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

                                                            Nuveen Investments 7

Common Share Dividend and Share Price Information

During the six-month reporting period ended April 30, 2010, NPI and NPT each had two monthly dividend increases and NPM had one monthly dividend increase.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2010, all three Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of April 30, 2010, and since the inception of the Funds' repurchase program, NPM has cumulatively repurchased common shares as shown in the accompanying table. Since the inception of the Funds' repurchase program, NPI and NPT have not repurchased any of their outstanding common shares.

                                                COMMON SHARES   % OF OUTSTANDING
FUND                                              REPURCHASED      COMMON SHARES
--------------------------------------------------------------------------------
NPM                                                   422,900               0.6%
--------------------------------------------------------------------------------

During the six-month reporting period, NPM repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table. NPI and NPT did not repurchase any of their outstanding common shares during the six-month reporting period.

                                           WEIGHTED AVERAGE     WEIGHTED AVERAGE
                           COMMON SHARES    PRICE PER SHARE   DISCOUNT PER SHARE
FUND                         REPURCHASED        REPURCHASED          REPURCHASED
--------------------------------------------------------------------------------
NPM                              122,900             $12.90                8.42%
--------------------------------------------------------------------------------

8 Nuveen Investments

As of April 30, 2010, the Funds' common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

                                                    4/30/10    SIX-MONTH AVERAGE
FUND                                           (-) DISCOUNT         (-) DISCOUNT
--------------------------------------------------------------------------------
NPI                                                  -2.77%               -4.04%
NPM                                                  -4.60%               -6.26%
NPT                                                  -1.85%               -3.67%
--------------------------------------------------------------------------------

                                                            Nuveen Investments 9

NPI Performance OVERVIEW | Nuveen Premium Income Municipal Fund, Inc.
                         |    as of April 30, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $  13.69
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                       $  14.08
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -2.77%
--------------------------------------------------------------------------------
Market Yield                                                              6.40%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               8.89%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $898,322
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                         14.59
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                9.88
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/18/88)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                           10.67%     5.83%
--------------------------------------------------------------------------------
1-Year                                                         19.94%    16.88%
--------------------------------------------------------------------------------
5-Year                                                          5.06%     3.87%
--------------------------------------------------------------------------------
10-Year                                                         8.13%     6.28%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                13.1%
--------------------------------------------------------------------------------
Texas                                                                     10.2%
--------------------------------------------------------------------------------
New York                                                                   8.6%
--------------------------------------------------------------------------------
Illinois                                                                   6.1%
--------------------------------------------------------------------------------
New Jersey                                                                 5.5%
--------------------------------------------------------------------------------
Massachusetts                                                              3.7%
--------------------------------------------------------------------------------
Florida                                                                    3.7%
--------------------------------------------------------------------------------
South Carolina                                                             3.3%
--------------------------------------------------------------------------------
Alabama                                                                    3.1%
--------------------------------------------------------------------------------
Minnesota                                                                  3.0%
--------------------------------------------------------------------------------
Pennsylvania                                                               2.9%
--------------------------------------------------------------------------------
Nevada                                                                     2.8%
--------------------------------------------------------------------------------
Colorado                                                                   2.8%
--------------------------------------------------------------------------------
Louisiana                                                                  2.8%
--------------------------------------------------------------------------------
Wisconsin                                                                  2.6%
--------------------------------------------------------------------------------
District of Columbia                                                       2.6%
--------------------------------------------------------------------------------
Michigan                                                                   2.5%
--------------------------------------------------------------------------------
Washington                                                                 2.3%
--------------------------------------------------------------------------------
Other                                                                     18.4%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           21.6%
--------------------------------------------------------------------------------
Health Care                                                               17.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    15.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    11.8%
--------------------------------------------------------------------------------
Transportation                                                            10.4%
--------------------------------------------------------------------------------
Utilities                                                                  5.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          4.7%
--------------------------------------------------------------------------------
Other                                                                     13.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                   [PIE CHART]
AAA/U.S.
Guaranteed                                                                  37%
AA                                                                          27%
A                                                                           21%
BBB                                                                         12%
BB or Lower                                                                  1%
N/R                                                                          2%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]
May                                                                     $  0.068
Jun                                                                     $  0.068
Jul                                                                     $  0.068
Aug                                                                     $  0.068
Sep                                                                     $   0.07
Oct                                                                     $   0.07
Nov                                                                     $   0.07
Dec                                                                     $  0.071
Jan                                                                     $  0.071
Feb                                                                     $  0.071
Mar                                                                     $  0.073
Apr                                                                     $  0.073

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]
5/1/2009                                                                $  12.15
                                                                        $  12.27
                                                                        $  12.47
                                                                        $  12.61
                                                                        $  12.43
                                                                        $  12.32
                                                                        $  12.06
                                                                        $  12.22
                                                                        $  12.35
                                                                        $  12.21
                                                                        $  12.42
                                                                        $   12.4
                                                                        $  12.51
                                                                        $  12.33
                                                                        $  12.33
                                                                        $  12.25
                                                                        $  12.62
                                                                        $  12.75
                                                                        $  13.03
                                                                        $  13.31
                                                                        $  13.34
                                                                        $  13.39
                                                                        $  13.44
                                                                        $  13.42
                                                                        $   12.9
                                                                        $     13
                                                                        $  12.77
                                                                        $  13.06
                                                                        $  12.71
                                                                        $  12.99
                                                                        $  13.09
                                                                        $  13.22
                                                                        $  13.31
                                                                        $  13.14
                                                                        $  13.11
                                                                        $  13.15
                                                                        $  13.24
                                                                        $  13.14
                                                                        $  13.19
                                                                        $  13.27
                                                                        $  13.28
                                                                        $  13.36
                                                                        $  13.26
                                                                        $  13.36
                                                                        $  13.47
                                                                        $13.4326
                                                                        $  13.56
                                                                        $13.7201
                                                                        $  13.78
                                                                        $   13.7
                                                                        $  13.57
                                                                        $   13.7
4/30/2010                                                               $  13.69

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

10 Nuveen Investments

NPM Performance OVERVIEW | Nuveen Premium Income Municipal Fund 2, Inc.
                         |    as of April 30, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                   [PIE CHART]
AAA/U.S.
Guaranteed                                                                   32%
AA                                                                           28%
A                                                                            26%
BBB                                                                          10%
BB or Lower                                                                   1%
N/R                                                                           3%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]
May                                                                     $  0.069
Jun                                                                     $  0.069
Jul                                                                     $  0.069
Aug                                                                     $  0.069
Sep                                                                     $  0.072
Oct                                                                     $  0.072
Nov                                                                     $  0.072
Dec                                                                     $  0.073
Jan                                                                     $  0.073
Feb                                                                     $  0.073
Mar                                                                     $  0.073
Apr                                                                     $  0.073

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]
5/1/2009                                                                $  12.26
                                                                        $  12.61
                                                                        $  12.55
                                                                        $   12.6
                                                                        $   12.5
                                                                        $  12.47
                                                                        $  12.05
                                                                        $  12.31
                                                                        $ 12.452
                                                                        $   12.6
                                                                        $  12.77
                                                                        $  12.61
                                                                        $  12.82
                                                                        $  12.67
                                                                        $  12.79
                                                                        $  12.64
                                                                        $   12.8
                                                                        $  13.14
                                                                        $  13.36
                                                                        $   13.5
                                                                        $  13.74
                                                                        $  13.82
                                                                        $  13.82
                                                                        $  13.73
                                                                        $13.1299
                                                                        $  13.11
                                                                        $  13.02
                                                                        $  13.02
                                                                        $  12.81
                                                                        $  13.08
                                                                        $  13.14
                                                                        $  13.32
                                                                        $   13.4
                                                                        $  13.35
                                                                        $13.4095
                                                                        $  13.33
                                                                        $  13.39
                                                                        $  13.41
                                                                        $   13.4
                                                                        $  13.43
                                                                        $  13.46
                                                                        $  13.54
                                                                        $  13.41
                                                                        $  13.59
                                                                        $  13.67
                                                                        $  13.72
                                                                        $   13.7
                                                                        $  13.69
                                                                        $  13.73
                                                                        $  13.73
                                                                        $  13.72
                                                                        $  13.77
                                                                        $   13.9
4/30/2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    13.90
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $    14.57
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.60%
--------------------------------------------------------------------------------
Market Yield                                                               6.30%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.75%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $1,030,264
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.30
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.59
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/23/92)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE                ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                10.24%                 5.99%
--------------------------------------------------------------------------------
1-Year                                              21.50%                18.19%
--------------------------------------------------------------------------------
5-Year                                               5.78%                 4.36%
--------------------------------------------------------------------------------
10-Year                                              7.01%                 6.33%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Florida(2)                                                                 33.7%
--------------------------------------------------------------------------------
California                                                                  7.8%
--------------------------------------------------------------------------------
Illinois                                                                    5.9%
--------------------------------------------------------------------------------
Texas                                                                       4.8%
--------------------------------------------------------------------------------
New York                                                                    4.5%
--------------------------------------------------------------------------------
Washington                                                                  4.1%
--------------------------------------------------------------------------------
South Carolina                                                              3.8%
--------------------------------------------------------------------------------
Nevada                                                                      3.3%
--------------------------------------------------------------------------------
New Jersey                                                                  3.1%
--------------------------------------------------------------------------------
Massachusetts                                                               2.6%
--------------------------------------------------------------------------------
Michigan                                                                    2.4%
--------------------------------------------------------------------------------
Louisiana                                                                   2.3%
--------------------------------------------------------------------------------
Alabama                                                                     2.1%
--------------------------------------------------------------------------------
Other                                                                      19.6%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.6%
--------------------------------------------------------------------------------
Health Care                                                                14.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.4%
--------------------------------------------------------------------------------
Transportation                                                              9.7%
--------------------------------------------------------------------------------
Utilities                                                                   6.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.4%
--------------------------------------------------------------------------------
Other                                                                      12.7%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Percentage includes assets acquired in the Reorganization of Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF). Please see the Portfolio Managers' Comments for an expanded discussion on the intention overtime to reduce the Fund's concentration of Florida holdings.

(3) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

                                                           Nuveen Investments 11

NPT Performance OVERVIEW | Nuveen Premium Income Municipal Fund 4, Inc.
                         |    as of April 30, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $  12.70
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                       $  12.94
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -1.85%
--------------------------------------------------------------------------------
Market Yield                                                              6.52%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               9.06%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $559,576
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                         16.35
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               10.50
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/19/93)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                         12.25%       6.18%
--------------------------------------------------------------------------------
1-Year                                                       27.80%      18.85%
--------------------------------------------------------------------------------
5-Year                                                        6.61%       4.32%
--------------------------------------------------------------------------------
10-Year                                                       7.14%       5.59%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                                     12.9%
--------------------------------------------------------------------------------
California                                                                11.7%
--------------------------------------------------------------------------------
Illinois                                                                  10.3%
--------------------------------------------------------------------------------
Indiana                                                                    5.7%
--------------------------------------------------------------------------------
Michigan                                                                   4.7%
--------------------------------------------------------------------------------
Florida                                                                    4.5%
--------------------------------------------------------------------------------
Louisiana                                                                  3.4%
--------------------------------------------------------------------------------
Alabama                                                                    2.8%
--------------------------------------------------------------------------------
New Jersey                                                                 2.8%
--------------------------------------------------------------------------------
New York                                                                   2.7%
--------------------------------------------------------------------------------
Washington                                                                 2.6%
--------------------------------------------------------------------------------
Colorado                                                                   2.5%
--------------------------------------------------------------------------------
South Carolina                                                             2.5%
--------------------------------------------------------------------------------
Georgia                                                                    2.3%
--------------------------------------------------------------------------------
Rhode Island                                                               2.2%
--------------------------------------------------------------------------------
Nevada                                                                     2.2%
--------------------------------------------------------------------------------
Ohio                                                                       2.0%
--------------------------------------------------------------------------------
North Carolina                                                             1.9%
--------------------------------------------------------------------------------
Pennsylvania                                                               1.8%
--------------------------------------------------------------------------------
Other                                                                     18.5%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                               19.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           18.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    15.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    11.9%
--------------------------------------------------------------------------------
Utilities                                                                  8.0%
--------------------------------------------------------------------------------
Transportation                                                             7.2%
--------------------------------------------------------------------------------
Water and Sewer                                                            5.4%
--------------------------------------------------------------------------------
Other                                                                     13.8%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                  [PIE CHART]
AAA/U.S. Guaranteed                                                          26%
AA                                                                           23%
A                                                                            31%
BBB                                                                          11%
BB or Lower                                                                   3%
N/R                                                                           6%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]
May                                                                     $ 0.0615
Jun                                                                     $ 0.0615
Jul                                                                     $ 0.0615
Aug                                                                     $ 0.0615
Sep                                                                     $  0.066
Oct                                                                     $  0.066
Nov                                                                     $  0.066
Dec                                                                     $  0.067
Jan                                                                     $  0.067
Feb                                                                     $  0.067
Mar                                                                     $  0.069
Apr                                                                     $  0.069

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]
5/1/2009                                                                $  10.65
                                                                        $  10.96
                                                                        $  11.06
                                                                        $  11.09
                                                                        $  10.99
                                                                        $     11
                                                                        $  10.66
                                                                        $  10.83
                                                                        $  10.84
                                                                        $  10.77
                                                                        $   11.1
                                                                        $  11.04
                                                                        $  11.19
                                                                        $  11.19
                                                                        $  11.32
                                                                        $  11.26
                                                                        $  11.47
                                                                        $  11.55
                                                                        $  11.92
                                                                        $  12.27
                                                                        $  12.53
                                                                        $  12.37
                                                                        $  12.61
                                                                        $  12.35
                                                                        $  11.88
                                                                        $  11.89
                                                                        $  11.69
                                                                        $  12.09
                                                                        $ 11.631
                                                                        $   11.9
                                                                        $  12.05
                                                                        $  12.13
                                                                        $  12.22
                                                                        $  12.21
                                                                        $  12.26
                                                                        $  12.15
                                                                        $   12.3
                                                                        $  12.27
                                                                        $   12.2
                                                                        $  12.16
                                                                        $   12.2
                                                                        $   12.2
                                                                        $  12.05
                                                                        $  12.12
                                                                        $  12.37
                                                                        $  12.25
                                                                        $  12.48
                                                                        $  12.51
                                                                        $  12.58
                                                                        $  12.61
                                                                        $  12.58
                                                                        $  12.71
4/30/2010                                                               $   12.7

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

12 Nuveen Investments

NPI | Nuveen Premium Income Municipal Fund, Inc.
    | Portfolio of Investments

                                                      April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.8% (3.1% OF TOTAL INVESTMENTS)

$       4,050   Alabama 21st Century Authority, Tobacco Settlement Revenue         6/10 at 102.00           A-     $      4,135,212
                   Bonds, Series 2000, 6.125%, 12/01/16

                Alabama Special Care Facilities Financing Authority, Revenue
                Bonds, Ascension Health, Series 2006C-2:
        1,435      5.000%, 11/15/36 (UB)                                          11/16 at 100.00          Aa1            1,454,129
        4,000      5.000%, 11/15/39 (UB)                                          11/16 at 100.00          Aa1            4,053,320

        6,000   Alabama Special Care Facilities Financing Authority, Revenue      11/16 at 100.00          Aa1            6,069,900
                   Bonds, Ascension Health, Series 2006D, 5.000%, 11/15/39 (UB)

                Birmingham Special Care Facilities Financing Authority,
                Alabama, Revenue Bonds, Baptist Health System Inc., Series
                2005A:
        6,000      5.250%, 11/15/20                                               11/15 at 100.00         Baa2            5,871,660
        1,300      5.000%, 11/15/30                                               11/15 at 100.00         Baa2            1,144,832

       12,000   Birmingham Waterworks and Sewer Board, Alabama, Water and Sewer    1/17 at 100.00          AA+           11,581,200
                   Revenue Bonds, Series 2007A, 4.500%, 1/01/43 - AMBAC Insured
                   (UB)

        2,890   Courtland Industrial Development Board, Alabama, Pollution         6/15 at 100.00          BBB            2,667,701
                   Control Revenue Bonds, International Paper Company, Series
                   2005A, 5.000%, 6/01/25

        5,020   DCH Health Care Authority, Alabama, Healthcare Facilities          6/12 at 101.00            A            5,101,123
                   Revenue Bonds, Series 2002, 5.250%, 6/01/18

        1,000   Montgomery BMC Special Care Facilities Financing Authority,       11/14 at 100.00       A3 (4)            1,144,860
                   Alabama, Revenue Bonds, Baptist Medical Center, Series
                   2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
       43,695   Total Alabama                                                                                            43,223,937
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 2.0% (1.3% OF TOTAL INVESTMENTS)

                Anchorage, Alaska, General Obligation Refunding Bonds, Series
                2003A:
        2,000      5.250%, 9/01/17 (Pre-refunded 9/01/13) - FGIC Insured           9/13 at 100.00       AA (4)            2,268,360
        2,035      5.250%, 9/01/18 (Pre-refunded 9/01/13) - FGIC Insured           9/13 at 100.00       AA (4)            2,308,056

        5,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco       6/10 at 100.00          AAA            5,026,300
                   Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31
                   (Pre-refunded 6/01/10)

       10,500   Northern Tobacco Securitization Corporation, Alaska, Tobacco       6/14 at 100.00         Baa3            8,284,185
                   Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------------
       19,535   Total Alaska                                                                                             17,886,901
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.0% (0.7% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          500      5.250%, 12/01/24                                               12/15 at 100.00          BBB              501,655
          660      5.250%, 12/01/25                                               12/15 at 100.00          BBB              660,350

        4,100   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call            A            3,656,216
                   Bonds, Citigroup Energy Inc Prepay Contract Obligations,
                   Series 2007, 5.000%, 12/01/37

        4,130   University of Arizona, Certificates of Participation, Series       6/12 at 100.00          AA-            4,401,424
                   2002B, 5.125%, 6/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        9,390   Total Arizona                                                                                             9,219,645
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.9% (0.6% OF TOTAL INVESTMENTS)

          480   Paragould, Arkansas, Water, Sewer and Electric Revenue Bonds,     12/10 at 100.00      N/R (4)              495,182
                   Series 2000, 5.650%, 12/01/25 (Pre-refunded 12/01/10) -
                   AMBAC Insured

        5,245   University of Arkansas, Fayetteville, Athletic Facilities          9/10 at 100.00          Aa3            5,258,375
                   Revenue Bonds, Razorback Stadium, Series 1999, 5.050%,
                   9/15/20 - AMBAC Insured

        2,000   Washington County, Arkansas, Hospital Revenue Bonds, Washington    2/15 at 100.00         Baa1            1,997,360
                   Regional Medical Center, Series 2005B, 5.000%, 2/01/25
------------------------------------------------------------------------------------------------------------------------------------
        7,725   Total Arkansas                                                                                            7,750,917
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 20.5% (13.1% OF TOTAL INVESTMENTS)

        9,200   Alameda Corridor Transportation Authority, California,               No Opt. Call           A-            5,076,836
                   Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                   10/01/20 - AMBAC Insured

       10,000   Anaheim Public Finance Authority, California, Public               9/17 at 100.00           A1            8,598,500
                   Improvement Project Lease Bonds, Series 2007A-1, 4.375%,
                   3/01/37 - FGIC Insured

                                                           Nuveen Investments 13

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       4,000   California Department of Water Resources, Power Supply Revenue     5/12 at 101.00          Aaa     $      4,459,040
                   Bonds, Series 2002A, 6.000%, 5/01/15 (Pre-refunded 5/01/12)

        5,400   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00          AA+            5,530,626
                   University of Southern California, Series 2005, 4.750%,
                   10/01/28 (UB)

        1,500   California Educational Facilities Authority, Revenue Bonds,       11/15 at 100.00           A2            1,500,000
                   University of the Pacific, Series 2006, 5.000%, 11/01/30

                California Health Facilities Financing Authority, Health
                Facility Revenue Bonds, Adventist Health System/West, Series
                2003A:
        3,700      5.000%, 3/01/28                                                 3/13 at 100.00            A            3,682,462
        7,000      5.000%, 3/01/33                                                 3/13 at 100.00            A            6,804,560

        5,425   California Health Facilities Financing Authority, Revenue            No Opt. Call            A            5,866,107
                   Bonds, Catholic Healthcare West, Series 2004I, 4.950%,
                   7/01/26 (Mandatory put 7/01/14)

        8,560   California Health Facilities Financing Authority, Revenue         11/15 at 100.00          AAA            8,572,070
                   Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%,
                   11/15/27

        8,570   California Health Facilities Financing Authority, Revenue          4/16 at 100.00           A+            8,226,857
                   Bonds, Kaiser Permanante System, Series 2006,
                   5.000%, 4/01/37

        4,250   California Health Facilities Financing Authority, Revenue         10/19 at 100.00           AA            4,469,853
                   Bonds, Providence Health & Services, Series 2009B, 5.500%,
                   10/01/39

        3,015   California Health Facilities Financing Authority, Revenue         11/16 at 100.00          Aa3            2,779,197
                   Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)

       11,395   California State Public Works Board, Lease Revenue Bonds,            No Opt. Call           A2           12,008,963
                   Department of Corrections, Series 1993E, 5.500%, 6/01/15

        1,000   California State Public Works Board, Lease Revenue Bonds,          3/20 at 100.00           A2            1,044,460
                   Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35

                California Statewide Community Development Authority, Revenue
                Bonds, Daughters of Charity Health System, Series 2005A:
        1,640      5.250%, 7/01/30                                                 7/15 at 100.00          BBB            1,500,649
        4,730      5.000%, 7/01/39                                                 7/15 at 100.00          BBB            3,973,910

        5,000   California Statewide Community Development Authority, Revenue      7/18 at 100.00          AA-            5,148,200
                   Bonds, St. Joseph Health System, Series 2007A, 5.750%,
                   7/01/47 - FGIC Insured

        7,130   California Statewide Community Development Authority, Revenue      5/18 at 100.00          Aa3            7,465,680
                   Bonds, Sutter Health, Tender Option Bond Trust 3175,
                   13.554%, 11/15/48 (IF)

        3,095   California, Economic Recovery Revenue Bonds, Series 2004A,           No Opt. Call          Aa3            3,505,985
                   5.250%, 7/01/14

          905   California, Economic Recovery Revenue Bonds, Series 2004A,           No Opt. Call          AAA            1,049,402
                   5.250%, 7/01/14 (ETM)

                California, General Obligation Bonds, Series 2004:
        1,160      5.125%, 2/01/25                                                 2/14 at 100.00           A1            1,182,295
       10,000      5.125%, 2/01/26                                                 2/14 at 100.00           A1           10,164,600

        3,575   Chula Vista, California, Industrial Development Revenue Bonds,     6/14 at 102.00           A2            3,800,726
                   San Diego Gas and Electric Company, Series 1996A, 5.300%,
                   7/01/21

        4,890   Clovis Unified School District, Fresno County, California,           No Opt. Call           AA            1,900,547
                   General Obligation Bonds, Series 2006B, 0.000%, 8/01/26 -
                   NPFG Insured

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
        7,200      5.000%, 6/01/33                                                 6/17 at 100.00          BBB            5,880,600
        2,000      5.750%, 6/01/47                                                 6/17 at 100.00          BBB            1,541,660
        3,000      5.125%, 6/01/47                                                 6/17 at 100.00          BBB            2,095,170

        5,000   Kern Community College District, California, General Obligation      No Opt. Call          AAA            2,276,950
                   Bonds, Series 2006, 0.000%, 11/01/24 - AGM Insured

          800   Martinez, California, Home Mortgage Revenue Bonds, Series            No Opt. Call          AAA            1,020,032
                   1983A, 10.750%, 2/01/16 (ETM)

       17,045   Pomona, California, GNMA/FNMA Collateralized Securities Program      No Opt. Call          AAA           22,514,393
                   Single Family Mortgage Revenue Bonds, Series 1990A, 7.600%,
                   5/01/23 (ETM)

        5,000   Rancho Mirage Joint Powers Financing Authority, California,        7/14 at 100.00       A3 (4)            5,897,450
                   Revenue Bonds, Eisenhower Medical Center, Series 2004,
                   5.875%, 7/01/26 (Pre-refunded 7/01/14)

        2,000   Redwood City School District, San Mateo County, California,        7/12 at 100.00           A+            2,015,220
                   General Obligation Bonds, Series 2002, 5.000%, 7/15/27 -
                   FGIC Insured

14 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       3,700   Sacramento Municipal Utility District, California, Electric        8/13 at 100.00           A+     $      3,811,814
                   Revenue Bonds, Series 2003R, 5.000%, 8/15/22 - NPFG Insured

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          400      5.000%, 9/01/21                                                 9/15 at 102.00         Baa3              381,320
          445      5.000%, 9/01/23                                                 9/15 at 102.00         Baa3              416,934

        3,500   San Diego Unified Port District, California, Revenue Bonds,        9/14 at 100.00           A+            3,529,610
                   Series 2004B, 5.000%, 9/01/29 -NPFG Insured

                San Joaquin Hills Transportation Corridor Agency, Orange
                County, California, Toll Road Revenue Refunding Bonds,
                Series 1997A:
       10,450      0.000%, 1/15/31 - NPFG Insured                                    No Opt. Call            A            2,042,662
        7,150      0.000%, 1/15/32 - NPFG Insured                                    No Opt. Call            A            1,291,648
       50,400      0.000%, 1/15/34 - NPFG Insured                                    No Opt. Call            A            7,776,720
       24,025      0.000%, 1/15/36 - NPFG Insured                                    No Opt. Call            A            3,127,575
------------------------------------------------------------------------------------------------------------------------------------
      267,255   Total California                                                                                        183,931,283
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.4% (2.8% OF TOTAL INVESTMENTS)

        2,500   Centennial Water and Sanitation District, Colorado, Water and     12/14 at 100.00          AA-            2,721,175
                   Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/21 -
                   FGIC Insured

          690   Colorado Educational and Cultural Facilities Authority,            9/15 at 100.00            A              709,127
                   Charter School Revenue Bonds, Bromley School, Series 2005,
                   5.125%, 9/15/20 - SYNCORA GTY Insured

        2,125   Colorado Health Facilities Authority, Revenue Bonds,               6/16 at 100.00           A-            2,017,135
                   Evangelical Lutheran Good Samaritan Society, Series 2005,
                   5.000%, 6/01/29

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Parkview      9/14 at 100.00           A3            1,001,060
                   Medical Center, Series 2004, 5.000%, 9/01/25

          800   Colorado Health Facilities Authority, Revenue Bonds, Poudre        3/15 at 100.00           A-              801,544
                   Valley Health Care, Series 2005F, 5.000%, 3/01/25

           20   Colorado Housing Finance Authority, Single Family Program          5/10 at 104.00          Aaa               20,303
                   Senior Bonds, Series 1997C-2, 6.875%, 11/01/28 (Alternative
                   Minimum Tax)

          320   Colorado Housing Finance Authority, Single Family Program         10/10 at 105.00           AA              328,864
                   Senior Bonds, Series 2000B-2, 7.250%, 10/01/31 (Alternative
                   Minimum Tax)

        5,995   Denver City and County, Colorado, Airport System Revenue             No Opt. Call           A+            6,607,809
                   Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum
                   Tax)

       19,810   Denver, Colorado, Excise Tax Revenue Bonds, Convention Center,     3/11 at 100.00          AAA           20,643,602
                   Series 2001A, 5.500%, 9/01/18 (Pre-refunded 3/01/11) - AGM
                   Insured

       20,500   E-470 Public Highway Authority, Colorado, Senior Revenue             No Opt. Call            A            4,693,885
                   Bonds, Series 2000B, 0.000%, 9/01/32 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       53,760   Total Colorado                                                                                           39,544,504
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,930   Connecticut, General Obligation Bonds, Series 2001C, 5.500%,         No Opt. Call           AA            2,297,395
                   12/15/16

        2,310   Greater New Haven Water Pollution Control Authority,              11/15 at 100.00           A1            2,366,041
                   Connecticut, Regional Wastewater System Revenue Bonds,
                   Series 2005A, 5.000%, 11/15/30 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        4,240   Total Connecticut                                                                                         4,663,436
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.0% (2.6% OF TOTAL INVESTMENTS)

        4,135   District of Columbia Housing Finance Agency, GNMA                  6/10 at 100.00          AAA            4,140,210
                   Collateralized Single Family Mortgage Revenue Bonds, Series
                   1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)

        9,505   District of Columbia, General Obligation Bonds, Series 1998B,        No Opt. Call          Aa2           11,374,443
                6.000%, 6/01/20 - NPFG Insured District of Columbia,
                Revenue Bonds, Georgetown University, Series 2001A:
       14,105      0.000%, 4/01/24 (Pre-refunded 4/01/11) - NPFG Insured            4/11 at 47.66        A (4)            6,684,360
        7,625      0.000%, 4/01/25 (Pre-refunded 4/01/11) - NPFG Insured            4/11 at 44.83        A (4)            3,398,844
       16,665      0.000%, 4/01/32 (Pre-refunded 4/01/11) - NPFG Insured            4/11 at 29.23        A (4)            4,844,682

        2,130   Washington Convention Center Authority, District of Columbia,     10/16 at 100.00          AA+            2,110,447
                   Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                   Residuals 1606, 11.356%, 10/01/30 - AMBAC Insured (IF)

        3,335   Washington DC Convention Center Authority, Dedicated Tax          10/16 at 100.00          AA+            3,304,385
                   Revenue Bonds, Residual Series 1731, 11.272%, 10/01/30 -
                   AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
       57,500   Total District of Columbia                                                                               35,857,371
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 15

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.8% (3.7% OF TOTAL INVESTMENTS)

$       4,225   Brevard County Health Facilities Authority, Florida, Revenue       4/16 at 100.00           A-     $      4,224,831
                   Bonds, Health First Inc. Project, Series 2005, 5.000%,
                   4/01/24

        8,000   Hillsborough County Aviation Authority, Florida, Revenue          10/13 at 100.00          Aa3            8,426,960
                   Bonds, Tampa International Airport, Series 2003A, 5.375%,
                   10/01/16 - NPFG Insured (Alternative Minimum Tax)

        5,400   Hillsborough County Industrial Development Authority, Florida,     4/12 at 100.00          N/R            4,731,480
                   Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                   Company, Apollo Beach Project, Series 2000B, 7.125%,
                   4/01/30 (Alternative Minimum Tax)

       19,750   Miami-Dade County Expressway Authority, Florida, Toll System       7/16 at 100.00            A           18,583,562
                   Revenue Bonds, Series 2006, 4.500%, 7/01/33 - AMBAC Insured

        5,000   Orange County Health Facilities Authority, Florida, Hospital      11/10 at 101.00       A1 (4)            5,214,300
                   Revenue Bonds, Adventist Health System/Sunbelt Obligated
                   Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)

        6,910   South Miami Health Facilities Authority, Florida, Hospital         8/17 at 100.00          AA-            6,789,904
                   Revenue, Baptist Health System Obligation Group, Series
                   2007, 5.000%, 8/15/42 (UB)

        1,785   Tallahassee, Florida, Energy System Revenue Bonds, Series         10/15 at 100.00           AA            1,836,944
                   2005, 5.000%, 10/01/28 - NPFG Insured

        2,375   Volusia County School Board, Florida, Certificates of              8/15 at 100.00          Aa3            2,455,988
                   Participation, Series 2005B, 5.000%, 8/01/22 - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
       53,445   Total Florida                                                                                            52,263,969
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,625   Fulton County Development Authority, Georgia, Revenue Bonds,       5/14 at 100.00          Aa3            2,704,144
                   Georgia Tech Molecular Science Building, Series 2004,
                   5.250%, 5/01/24 - NPFG Insured

        6,025   Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding       1/14 at 100.00          AAA            6,408,311
                   Certificates, Series 2003, 5.250%, 1/01/20 - AGM Insured

        4,860   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales         No Opt. Call          Aa2            5,816,351
                   Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20
                   - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       13,510   Total Georgia                                                                                            14,928,806
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.2% (0.8% OF TOTAL INVESTMENTS)

       10,000   Hawaii, General Obligation Bonds, Series 2003DA, 5.250%,           9/13 at 100.00          Aa1           11,107,500
                   9/01/21 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,000   Boise City, Idaho, Airport Revenue Certificates of                 9/10 at 100.00           A1            5,003,500
                   Participation, Series 2000, 5.500%, 9/01/25 - FGIC Insured
                   (Alternative Minimum Tax)

                Madison County, Idaho, Hospital Revenue Certificates of
                Participation, Madison Memorial Hospital, Series 2006:
        2,185      5.250%, 9/01/30                                                 9/16 at 100.00         BBB-            2,003,361
          600      5.250%, 9/01/37                                                 9/16 at 100.00         BBB-              528,906
------------------------------------------------------------------------------------------------------------------------------------
        7,785   Total Idaho                                                                                               7,535,767
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 9.6% (6.1% OF TOTAL INVESTMENTS)

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        8,890      0.000%, 12/01/16 - FGIC Insured                                   No Opt. Call          Aa2            7,011,010
       10,000      0.000%, 12/01/20 - FGIC Insured                                   No Opt. Call          Aa2            6,220,000
       10,130      0.000%, 12/01/24 - FGIC Insured                                   No Opt. Call          Aa2            4,936,856

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
       15,000      0.000%, 12/01/21 - FGIC Insured                                   No Opt. Call          Aa2            8,748,600
       10,000      0.000%, 12/01/23 - FGIC Insured                                   No Opt. Call          Aa2            5,181,800

        8,740   Illinois Development Finance Authority, Pollution Control          8/10 at 100.00            A            8,741,661
                   Revenue Refunding Bonds, Illinois Power Company, Series
                   1994A, 5.700%, 2/01/24 - NPFG Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        1,050      5.250%, 11/15/22                                                5/14 at 100.00            A            1,063,304
        3,000      5.250%, 11/15/23                                                5/14 at 100.00            A            3,029,250

          985   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,       1/16 at 100.00          BB+              853,867
                   Series 2006, 5.125%, 1/01/25

        2,880   Illinois Finance Authority, Revenue Bonds, Provena Health,         8/19 at 100.00         BBB+            3,263,155
                   Series 2009A, 7.750%, 8/15/34

16 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,225   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/12 at 100.00          Aaa     $      1,338,631
                   Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                   5/15/12)

        9,820   Illinois Health Facilities Authority, Revenue Bonds, Sherman       8/10 at 100.00          BBB            8,965,267
                   Health Systems, Series 1997, 5.250%, 8/01/27 - AMBAC Insured

        1,000   Lombard Public Facilities Corporation, Illinois, Second Tier       1/16 at 100.00           AA            1,017,070
                   Conference Center and Hotel Revenue Bonds, Series 2005B,
                   5.250%, 1/01/30

       10,040   Metropolitan Pier and Exposition Authority, Illinois, Revenue        No Opt. Call           A1            8,510,908
                   Bonds, McCormick Place Expansion Project, Series 1992A,
                   0.000%, 6/15/15 - FGIC Insured

        9,870   Metropolitan Pier and Exposition Authority, Illinois, Revenue      6/10 at 101.00          AAA           10,004,726
                   Bonds, McCormick Place Expansion Project, Series 1999A,
                   5.500%, 12/15/24 - FGIC Insured

        3,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue        No Opt. Call          AAA            4,026,390
                   Bonds, McCormick Place Hospitality Facility, Series 1996A,
                   7.000%, 7/01/26 (ETM)

        3,000   Upper Illinois River Valley Development Authority, Healthcare     12/11 at 101.00         BBB+            3,054,630
                   Facilities Revenue Bonds, Morris Hospital, Series 2001,
                   6.625%, 12/01/31
------------------------------------------------------------------------------------------------------------------------------------
      108,630   Total Illinois                                                                                           85,967,125
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        2,005   Hamilton County Public Building Corporation, Indiana, First        8/14 at 100.00          AAA            2,151,786
                   Mortgage Bonds, Series 2004, 5.000%, 8/01/22 - AGM Insured

        7,965   Wawasee Community School Corporation, Indiana, First Mortgage      1/12 at 101.00      AA+ (4)            8,718,250
                   Bonds, New Elementary and Remodeling Building Corporation,
                   Series 2000, 5.750%, 1/15/20 (Pre-refunded 1/15/12)
------------------------------------------------------------------------------------------------------------------------------------
        9,970   Total Indiana                                                                                            10,870,036
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis          7/10 at 100.00           A1            2,003,480
                   Medical Center, Series 2000, 6.250%, 7/01/25

        3,250   Iowa Finance Authority, Industrial Remarketed Revenue                No Opt. Call          AAA            3,984,890
                   Refunding Bonds, Urbandale Hotel Corporation, Series 1989A,
                   8.500%, 8/01/16 (Alternative Minimum Tax) (ETM)

                Iowa Tobacco Settlement Authority, Asset Backed Settlement
                Revenue Bonds, Series 2005C:
       10,000      5.500%, 6/01/42                                                 6/15 at 100.00          BBB            7,385,900
        2,000      5.625%, 6/01/46                                                 6/15 at 100.00          BBB            1,496,160
------------------------------------------------------------------------------------------------------------------------------------
       17,250   Total Iowa                                                                                               14,870,430
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.7% (0.5% OF TOTAL INVESTMENTS)

        6,000   Kansas Department of Transportation, Highway Revenue Bonds,        3/14 at 100.00          AAA            6,590,940
                   Series 2004A, 5.000%, 3/01/21 (UB)
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.9% (0.6% OF TOTAL INVESTMENTS)
        3,800   Kentucky Economic Development Finance Authority, Hospital            No Opt. Call         Baa2            3,939,042
                   Facilities Revenue Bonds, Owensboro Medical Health System,
                   Series 2010A, 6.500%, 3/01/45

                Marshall County School District Finance Corporation, Kentucky,
                School Building Revenue Bonds, Series 2004:
        1,210      5.000%, 6/01/19 - AMBAC Insured                                 6/14 at 100.00          Aa2            1,236,838
        1,270      5.000%, 6/01/20 - AMBAC Insured                                 6/14 at 100.00          Aa2            1,291,044
        1,335      5.000%, 6/01/21 - AMBAC Insured                                 6/14 at 100.00          Aa2            1,348,684
------------------------------------------------------------------------------------------------------------------------------------
        7,615   Total Kentucky                                                                                            7,815,608
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 4.4% (2.8% OF TOTAL INVESTMENTS)
        2,915   Jefferson Sales Tax District, Jefferson Parish, Louisiana,        12/12 at 100.00       A+ (4)            3,231,103
                   Special Sales Tax Revenue Refunding Bonds, Series 2002,
                   5.250%, 12/01/19 (Pre-refunded 12/01/12) - AMBAC Insured

           40   Louisiana Housing Finance Agency, Single Family Mortgage           9/10 at 100.00          Aaa               41,143
                   Revenue Bonds, Series 2000A, 7.450%, 12/01/31 (Alternative
                   Minimum Tax)

                Louisiana Public Facilities Authority, Extended Care
                Facilities Revenue Bonds, Comm-Care Corporation Project,
                Series 1994:
          405      11.000%, 2/01/14 (ETM)                                            No Opt. Call      N/R (4)              488,288
        3,635      11.000%, 2/01/14 (ETM)                                            No Opt. Call      N/R (4)            4,382,538

        2,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,     8/15 at 100.00           A+            2,000,740
                   Franciscan Missionaries of Our Lady Health System, Series
                   2005A, 5.250%, 8/15/31

                                                           Nuveen Investments 17

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$       5,800   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner      5/17 at 100.00         Baa1     $      5,269,764
                   Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                2005A:
        1,200      5.000%, 5/01/25 - FGIC Insured                                  5/15 at 100.00          Aa1            1,242,360
        2,210      5.000%, 5/01/26 - FGIC Insured                                  5/15 at 100.00          Aa1            2,279,969
        2,500      5.000%, 5/01/27 - FGIC Insured                                  5/15 at 100.00          Aa1            2,582,575

                Louisiana State, Gasoline Tax Revenue Bonds, Series 2006A:
          930      4.750%, 5/01/39 - AGM Insured (UB)                             5/16 at 100.000          AAA              932,167
       10,105      4.500%, 5/01/41 - FGIC Insured (UB)                            5/16 at 100.000          Aa1            9,955,345

                Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
          450      5.500%, 5/15/30                                                 5/11 at 101.00          BBB              450,590
        6,685      5.875%, 5/15/39                                                 5/11 at 101.00          BBB            6,481,241
------------------------------------------------------------------------------------------------------------------------------------
       38,875   Total Louisiana                                                                                          39,337,823
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.2% (0.8% OF TOTAL INVESTMENTS)

        2,200   Baltimore, Maryland, Senior Lien Convention Center Hotel           9/16 at 100.00         Baa3            1,928,762
                   Revenue Bonds, Series 2006A, 5.250%, 9/01/27 - SYNCORA GTY
                   Insured

        2,000   Maryland Health and Higher Educational Facilities Authority,         No Opt. Call         BBB-            1,992,280
                   Revenue Bonds, Washington County Hospital, Series 2008,
                   5.750%, 1/01/33

        3,560   Maryland Health and Higher Educational Facilities Authority,       7/16 at 100.00            A            3,385,774
                   Revenue Bonds, Western Maryland Health, Series 2006A,
                   4.750%, 7/01/36 - NPFG Insured

        3,600   Montgomery County Housing Opportunities Commission, Maryland,      7/10 at 100.00          Aaa            3,607,020
                   Multifamily Housing Development Bonds, Series 2000B,
                   6.200%, 7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       11,360   Total Maryland                                                                                           10,913,836
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 5.8% (3.7% OF TOTAL INVESTMENTS)

          840   Massachusetts Bay Transportation Authority, Assessment Bonds,      7/10 at 100.00          AAA              847,073
                   Series 2000A, 5.250%, 7/01/30

                Massachusetts Bay Transportation Authority, Assessment Bonds,
                Series 2000A:
        7,900      5.250%, 7/01/30 (Pre-refunded 7/01/10)                          7/10 at 100.00          Aaa            7,966,913
        1,260      5.250%, 7/01/30 (Pre-refunded 7/01/10)                          7/10 at 100.00      Aa1 (4)            1,270,672

        2,175   Massachusetts Health and Educational Facilities Authority,         7/19 at 100.00          BBB            2,219,044
                   Revenue Refunding Bonds, Suffolk University Issue, Series
                   2009A, 5.750%, 7/01/39

        7,930   Massachusetts Housing Finance Agency, Rental Housing Mortgage      1/11 at 100.00          N/R            7,935,392
                   Revenue Bonds, Series 2001A, 5.850%, 7/01/35 - AMBAC
                   Insured (Alternative Minimum Tax)

        2,825   Massachusetts Industrial Finance Agency, Resource Recovery         6/10 at 101.00          BBB            2,855,595
                   Revenue Refunding Bonds, Ogden Haverhill Project, Series
                   1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)

       13,000   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/16 at 100.00          AAA           13,006,240
                   Program Bonds, Series 2006, 4.375%, 8/01/36 (UB)

        5,960   Massachusetts Water Resources Authority, General Revenue           8/17 at 100.00          AA+            6,542,590
                   Bonds, Series 2005A, 5.250%, 8/01/25 - NPFG Insured

        5,535   Massachusetts Water Resources Authority, General Revenue           2/17 at 100.00          AAA            5,401,219
                   Bonds, Series 2007A, 4.500%, 8/01/46 - AGM Insured (UB)

        3,820   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,     1/14 at 100.00       A1 (4)            4,298,149
                   Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC
                   Insured
------------------------------------------------------------------------------------------------------------------------------------
       51,245   Total Massachusetts                                                                                      52,342,887
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.0% (2.5% OF TOTAL INVESTMENTS)

                Detroit, Michigan, General Obligation Bonds, Series 2003A:
        3,565      5.250%, 4/01/22 - SYNCORA GTY Insured                           4/13 at 100.00           BB            3,058,271
        1,275      5.250%, 4/01/23 - SYNCORA GTY Insured                           4/13 at 100.00           BB            1,086,249

        3,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,          7/15 at 100.00          BB+            2,698,710
                   Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

18 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       6,600   Michigan Housing Development Authority, Limited Obligation         7/10 at 100.00          AAA     $      6,604,026
                   Multifamily Mortgage Revenue Refunding Bonds, Forest Hills
                   Regency Square Project, Series 1999A, 5.750%, 7/01/29

       10,000   Michigan State Building Authority, Revenue Refunding Bonds,       10/13 at 100.00          Aa3           10,286,300
                   Facilities Program, Series 2003II, 5.000%, 10/15/23 - NPFG
                   Insured

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue        7/10 at 100.00          BB-              799,510
                   Refunding Bonds, Detroit Medical Center Obligated Group,
                   Series 1997A, 5.250%, 8/15/27 - AMBAC Insured

        4,000   Michigan State Hospital Finance Authority, Revenue Bonds,         12/16 at 100.00           AA            3,963,320
                   Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                   (UB)

          850   Monroe County Hospital Finance Authority, Michigan, Mercy          6/16 at 100.00         Baa3              705,424
                   Memorial Hospital Corporation Revenue Bonds, Series 2006,
                   5.500%, 6/01/35

        6,390   Wayne County, Michigan, Airport Revenue Bonds, Detroit            12/12 at 100.00            A            6,430,449
                   Metropolitan Airport, Series 2002D, 5.500%, 12/01/19 - FGIC
                   Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       36,680   Total Michigan                                                                                           35,632,259
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 4.7% (3.0% OF TOTAL INVESTMENTS)

       13,650   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete       7/14 at 100.00           A2           13,864,715
                   Inc., Series 2004, 4.950%, 7/01/22

        2,000   Duluth Economic Development Authority, Minnesota, Healthcare       2/14 at 100.00      N/R (4)            2,287,600
                   Facilities Revenue Bonds, Benedictine Health System - St.
                   Mary's Duluth Clinic, Series 2004, 5.375%, 2/15/22
                   (Pre-refunded 2/15/14)

                Eden Prairie, Minnesota, GNMA Collateralized Multifamily
                Housing Revenue Bonds, Rolling Hills Project, Series 2001A:
        1,000      6.150%, 8/20/31                                                 8/11 at 105.00          Aaa            1,063,400
        2,000      6.200%, 2/20/43                                                 8/11 at 105.00          Aaa            2,124,980

           90   Minnesota Agricultural and Economic Development Board,             7/10 at 100.00            A               90,032
                   Healthcare System Revenue Bonds, Fairview Hospital and
                   Healthcare Services, Series 1997A, 5.750%, 11/15/26 - NPFG
                   Insured

        1,500   Minnesota Municipal Power Agency, Electric Revenue Bonds,         10/14 at 100.00           A3            1,562,880
                   Series 2004A, 5.250%, 10/01/24

        1,545   St. Paul Housing and Redevelopment Authority, Minnesota,          11/15 at 100.00          BB+            1,538,774
                   Revenue Bonds, Healtheast Inc., Series 2005, 6.000%,
                   11/15/25

       16,090   St. Paul Housing and Redevelopment Authority, Minnesota, Sales    11/15 at 103.00          AAA           19,387,803
                   Tax Revenue Refunding Bonds, Civic Center Project, Series
                   1996, 7.100%, 11/01/23 - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
       37,875   Total Minnesota                                                                                          41,920,184
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.8% (0.5% OF TOTAL INVESTMENTS)

        6,875   Mississippi Hospital Equipment and Facilities Authority,           9/14 at 100.00           AA            7,057,669
                   Revenue Bonds, Baptist Memorial Healthcare, Series 2004,
                   5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.5% (0.9% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri,            2/14 at 100.00          N/R            1,988,220
                   Revenue Bonds, Lutheran Senior Services - Heisinger
                   Project, Series 2004, 5.250%, 2/01/24

          500   Hannibal Industrial Development Authority, Missouri, Health        3/16 at 100.00         BBB+              489,910
                   Facilities Revenue Bonds, Hannibal Regional Hospital,
                   Series 2006, 5.000%, 3/01/22

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
        1,565      6.000%, 6/01/20                                                   No Opt. Call            A            1,711,719
        1,660      5.000%, 6/01/35                                                 6/15 at 100.00            A            1,526,553

        1,295   Missouri Health and Educational Facilities Authority, Revenue      6/11 at 101.00          AA-            1,324,254
                   Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/21
                   - AMBAC Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
          205      5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured          6/11 at 101.00      AA- (4)              217,382
        1,500      5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured          6/11 at 101.00      AA- (4)            1,590,600
        4,150      5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured          6/11 at 101.00      AA- (4)            4,400,660
------------------------------------------------------------------------------------------------------------------------------------
       12,875   Total Missouri                                                                                           13,249,298
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,620   Omaha Public Power District, Nebraska, Separate Electric           2/17 at 100.00          AA+            2,525,969
                   System Revenue Bonds, Nebraska City 2, Series 2006A, Trust
                   11673, 19.751%, 2/01/49 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 19

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.4% (2.8% OF TOTAL INVESTMENTS)

$      10,410   Clark County School District, Nevada, General Obligation           6/12 at 100.00       AA (4)     $     11,409,985
                   Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12)
                   - NPFG Insured

        5,000   Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien       1/20 at 100.00          Aa3            5,311,950
                   Series 2010B, 5.750%, 7/01/42

       15,000   Clark County, Nevada, General Obligation Bank Bonds, Southern      6/11 at 100.00          Aaa           15,775,500
                   Nevada Water Authority Loan, Series 2001, 5.250%, 6/01/26
                   (Pre-refunded 6/01/11) - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier,
                Series 2000:
        6,425      0.000%, 1/01/29 - AMBAC Insured                                   No Opt. Call         Caa2              649,696
       10,600      5.375%, 1/01/40 - AMBAC Insured (5)                             7/10 at 100.00         Caa2            3,404,614

        2,700   Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue      6/19 at 100.00            A            3,095,388
                   Bonds, Series 2009A, 8.000%, 6/15/30
------------------------------------------------------------------------------------------------------------------------------------
       50,135   Total Nevada                                                                                             39,647,133
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.0% (0.0% OF TOTAL INVESTMENTS)

          405   New Hampshire Housing Finance Authority, Single Family             7/10 at 100.00          Aa2              405,470
                   Mortgage Acquisition Revenue Bonds, Series 1996B, 6.400%,
                   1/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 8.6% (5.5% OF TOTAL INVESTMENTS)

       10,150   Delaware River Port Authority, Pennsylvania and New Jersey,        7/10 at 100.00          AAA           10,160,049
                   Revenue Bonds, Port District Project, Series 1999B, 5.625%,
                   1/01/26 - AGM Insured

        8,000   Essex County Improvement Authority, New Jersey, General           10/10 at 100.00      Aa2 (4)            8,189,760
                   Obligation Guaranteed Lease Revenue Bonds, County
                   Correctional Facility Project, Series 2000, 6.000%,
                   10/01/25 (Pre-refunded 10/01/10) - FGIC Insured

          435   Middlesex County Improvement Authority, New Jersey, Senior           No Opt. Call           B3              261,705
                   Revenue Bonds, Heldrich Center Hotel/Conference Center
                   Project, Series 2005A, 5.000%, 1/01/15

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        3,655      5.250%, 9/01/24                                                 9/15 at 100.00          AA-            3,911,508
        2,000      5.250%, 9/01/26                                                 9/15 at 100.00          AA-            2,115,600

          300   New Jersey Educational Facilities Authority, Revenue Refunding     6/19 at 100.00         Baa2              344,520
                   Bonds, University of Medicine and Dentistry of New Jersey,
                   Series 2009B, 7.500%, 12/01/32

          800   New Jersey Health Care Facilities Financing Authority, New         7/18 at 100.00         Baa2              797,744
                   Jersey, Revenue Bonds, Saint Peters University Hospital,
                   Series 2007, 5.750%, 7/01/37

        3,850   New Jersey Transportation Trust Fund Authority, Transportation       No Opt. Call          AA-            4,327,670
                   System Bonds, Refunding Series 2006A, 5.250%, 12/15/20

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
        5,410      5.500%, 6/15/20 (Pre-refunded 6/15/13)                          6/13 at 100.00          AAA            6,143,109
        9,250      5.500%, 6/15/23 (Pre-refunded 6/15/13)                          6/13 at 100.00          AAA           10,503,468

                New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
        3,915      6.000%, 1/01/14 - NPFG Insured (ETM)                              No Opt. Call       A+ (4)            4,566,808
        7,585      6.000%, 1/01/14 - NPFG Insured (ETM)                              No Opt. Call       A+ (4)            8,847,827

        2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,        7/13 at 100.00           A+            2,688,425
                   5.000%, 1/01/19 - FGIC Insured

        9,130   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,        1/15 at 100.00          AAA            9,702,725
                   5.000%, 1/01/25 - AGM Insured (UB)

        4,465   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/17 at 100.00          BBB            4,281,265
                   Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%,
                   6/01/23
------------------------------------------------------------------------------------------------------------------------------------
       71,445   Total New Jersey                                                                                         76,842,183
------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.7% (0.5% OF TOTAL INVESTMENTS)

        5,585   Santa Fe County, New Mexico, Correctional System Gross               No Opt. Call          AAA            6,528,921
                   Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 -
                   AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 13.4% (8.6% OF TOTAL INVESTMENTS)

                Brooklyn Areba Local Development Corporation, New York,
                Payment in Lieu of Taxes Revenue Bonds, Barclays Center
                Project, Series 2009:
        2,000      6.000%, 7/15/30                                                 1/20 at 100.00         BBB-            2,060,600
        5,000      0.000%, 7/15/44                                                   No Opt. Call         BBB-              453,650

20 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2004A:
$       1,000      5.250%, 7/01/22                                                 7/14 at 100.00          Aa3     $      1,055,960
          500      5.250%, 7/01/24                                                 7/14 at 100.00          Aa3              524,145

        1,025   Dormitory Authority of the State of New York, Revenue Bonds,       7/14 at 100.00          AAA            1,189,461
                   University of Rochester, Series 2004A, 5.250%, 7/01/20
                   (Pre-refunded 7/01/14)

        1,995   Dormitory Authority of the State of New York, State and Local      7/14 at 100.00          AA-            2,139,657
                   Appropriation Lease Bonds, Upstate Community Colleges,
                   Series 2004B, 5.250%, 7/01/20

        2,335   Dormitory Authority of the State of New York, State Personal       3/15 at 100.00          AAA            2,489,133
                   Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                   AMBAC Insured

        6,915   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00            A            6,436,275
                   Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured

        6,000   Liberty Development Corporation, New York, Goldman Sachs             No Opt. Call           A1            6,058,740
                   Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        7,000      5.000%, 12/01/23 - FGIC Insured                                 6/16 at 100.00            A            7,336,840
        5,000      5.000%, 12/01/24 - FGIC Insured                                 6/16 at 100.00            A            5,212,700

        5,100   Long Island Power Authority, New York, Electric System Revenue    11/16 at 100.00            A            4,731,984
                   Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG Insured

        3,900   Metropolitan Transportation Authority, New York, Transportation   11/15 at 100.00            A            3,988,881
                   Revenue Bonds, Series 2005B, 5.000%, 11/15/30 - AMBAC
                   Insured

        5,780   Metropolitan Transportation Authority, New York,                  11/15 at 100.00            A            5,911,726
                   Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30

        3,000   Metropolitan Transportation Authority, New York, Transportation   11/12 at 100.00            A            3,152,970
                   Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 -
                   FGIC Insured

                New York City Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, United Jewish Appeal - Federation
                of Jewish Philanthropies of New York Inc., Series 2004A:
        2,185      5.250%, 7/01/20                                                 7/14 at 100.00          Aa1            2,441,082
        2,050      5.250%, 7/01/21                                                 7/14 at 100.00          Aa1            2,277,591
        2,420      5.250%, 7/01/22                                                 4/14 at 100.00          Aa1            2,650,892
        1,370      5.250%, 7/01/24                                                 4/14 at 100.00          Aa1            1,462,187

       12,500   New York City, New York, General Obligation Bonds, Fiscal         10/13 at 100.00           AA           13,510,750
                   Series 2003D, 5.250%, 10/15/22 (UB)

          525   New York City, New York, General Obligation Bonds, Fiscal          6/13 at 100.00           AA              571,636
                   Series 2003J, 5.500%, 6/01/23

        4,475   New York City, New York, General Obligation Bonds, Fiscal          6/13 at 100.00          AAA            5,086,598
                   Series 2003J, 5.500%, 6/01/23 (Pre-refunded 6/01/13)

        7,960   New York City, New York, General Obligation Bonds, Fiscal          4/15 at 100.00           AA            8,370,099
                   Series 2005M, 5.000%, 4/01/24 (UB)

        6,000   New York City, New York, General Obligation Bonds, Series          8/14 at 100.00           AA            6,651,000
                   2004C-1, 5.250%, 8/15/20 (UB)

        2,880   New York Convention Center Development Corporation, Hotel Fee     11/15 at 100.00          AA+            3,267,936
                   Revenue Bonds, Trust 2364, 16.925%, 11/15/44 - AMBAC
                   Insured (IF)

          650   New York Counties Tobacco Trust I, Tobacco Settlement              6/10 at 101.00          BBB              651,099
                   Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35

        1,350   New York Counties Tobacco Trust I, Tobacco Settlement              6/10 at 101.00          AAA            1,370,750
                   Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35
                   (Pre-refunded 6/01/10)

        7,400   New York State Tobacco Settlement Financing Corporation,           6/10 at 100.00          AA-            7,425,086
                   Tobacco Settlement Asset-Backed and State Contingency
                   Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

        6,460   New York State Urban Development Corporation, State Personal       3/14 at 100.00          AAA            6,785,584
                   Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/26 -
                   FGIC Insured

        4,750   Port Authority of New York and New Jersey, Consolidated            3/14 at 101.00          Aa2            4,982,180
                   Revenue Bonds, One Hundred Thirty-Fifth Series 2004, 5.000%,
                   9/15/28 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
      119,525   Total New York                                                                                          120,247,192
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 21

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.7% (1.1% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Certificates of Participation,
                Governmental Facilities Projects, Series 2003G:
$       5,785      5.250%, 6/01/22 (UB)                                            6/13 at 100.00          AA+     $      6,326,881
        3,475      5.250%, 6/01/23 (UB)                                            6/13 at 100.00          AA+            3,769,889

        2,850   Charlotte-Mecklenberg Hospital Authority, North Carolina,          1/18 at 100.00          AA-            2,909,223
                   Carolinas Health Care System Revenue Bonds, Series 2008,
                   Trust 1149, 14.932%, 1/15/47 (IF)

        1,050   Charlotte-Mecklenburg Hospital Authority, North Carolina,          1/17 at 100.00          AA-            1,069,688
                   Health Care System Revenue Bonds, Carolinas Health Care,
                   Series 2007A, 5.000%, 1/15/31

        1,000   Gaston County Industrial Facilities and Pollution Control          8/15 at 100.00          N/R              723,140
                   Financing Authority, North Carolina, National Gypsum
                   Company Project Exempt Facilities Revenue Bonds, Series
                   2005, 5.750%, 8/01/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       14,160   Total North Carolina                                                                                     14,798,821
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.9% (1.9% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
          250      5.125%, 6/01/24                                                 6/17 at 100.00          BBB              230,950
        2,850      5.875%, 6/01/30                                                 6/17 at 100.00          BBB            2,413,352
        2,745      5.750%, 6/01/34                                                 6/17 at 100.00          BBB            2,159,793
        6,285      5.875%, 6/01/47                                                 6/17 at 100.00          BBB            4,717,647

        4,265   Franklin County, Ohio, Hospital Revenue and Improvement Bonds,     5/11 at 101.00      Aa2 (4)            4,520,132
                   Children's Hospital Project, Series 2001, 5.500%, 5/01/28
                   (Pre-refunded 5/01/11) - AMBAC Insured

                Ohio State University, General Receipts Bonds, Series 2003B:
        2,225      5.250%, 6/01/20                                                 6/13 at 100.00          N/R            2,501,367
          495      5.250%, 6/01/20                                                 6/13 at 100.00          Aa2              545,861

          665   Richland County, Ohio, Hospital Facilities Revenue Refunding      11/10 at 101.00           A-              679,038
                   Bonds, MedCentral Health System Obligated Group, Series
                   2000A, 6.125%, 11/15/16

        1,335   Richland County, Ohio, Hospital Facilities Revenue Refunding      11/10 at 101.00       A- (4)            1,389,521
                   Bonds, MedCentral Health System Obligated Group, Series
                   2000A, 6.125%, 11/15/16 (Pre-refunded 11/15/10)

        7,000   Steubenville, Ohio, Hospital Facilities Revenue Refunding and     10/10 at 100.00      N/R (4)            7,178,290
                   Improvement Bonds, Trinity Health System, Series 2000,
                   6.500%, 10/01/30 (Pre-refunded 10/01/10)
------------------------------------------------------------------------------------------------------------------------------------
       28,115   Total Ohio                                                                                               26,335,951
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.5% (1.6% OF TOTAL INVESTMENTS)

        1,050   Norman Regional Hospital Authority, Oklahoma, Hospital Revenue     9/16 at 100.00          BB+              871,007
                   Bonds, Series 2005, 5.375%, 9/01/36

        3,500   Oklahoma Capitol Improvement Authority, State Facilities           7/15 at 100.00           AA            3,631,985
                   Revenue Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured

                Oklahoma Development Finance Authority, Revenue Bonds, Saint
                John Health System, Series 2007:
        7,290      5.000%, 2/15/37                                                 2/17 at 100.00            A            6,888,831
        1,335      5.000%, 2/15/42                                                 2/17 at 100.00            A            1,244,607

       10,035   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00           AA           10,051,257
                   Revenue Bonds, Saint Francis Health System, Series 2006,
                   5.000%, 12/15/36 (UB)

          143   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00           AA              143,188
                   Revenue Bonds, Saint Francis Health System, Series 2006,
                   Trust 3500, 8.380% 12/15/36 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       23,353   Total Oklahoma                                                                                           22,830,875
------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,060   Oregon Department of Administrative Services, Certificates of      5/15 at 100.00          AAA            1,118,597
                   Participation, Series 2005A, 5.000%, 5/01/24 - AGM Insured

        2,500   Oregon State Department of Transportation, Highway User Tax       11/14 at 100.00          AAA            2,883,350
                   Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded
                   11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
        3,560   Total Oregon                                                                                              4,001,947
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.5% (2.9% OF TOTAL INVESTMENTS)

          980   Bucks County Industrial Development Authority, Pennsylvania,       3/17 at 100.00          BBB              844,123
                   Charter School Revenue Bonds, School Lane Charter School,
                   Series 2007A, 5.000%, 3/15/37

22 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

                Lancaster Higher Education Authority, Pennsylvania, Revenue
                Bonds, Franklin and Marshall College, Series 2003C:
$       1,340      5.250%, 4/15/15                                                 4/13 at 100.00           A+     $      1,447,615
        1,960      5.250%, 4/15/17                                                 4/13 at 100.00           A+            2,127,776

        1,000   Pennsylvania State University, General Revenue Bonds, Series       9/15 at 100.00           AA            1,073,600
                   2005, 5.000%, 9/01/29

        2,625   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,          6/16 at 100.00          Aa3            2,756,801
                   Series 2006A, 5.000%, 12/01/26 - AMBAC Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
                Ordinance, Fifth Series 2004A-1:
        4,505      5.000%, 9/01/21 - AGM Insured                                   9/14 at 100.00          AAA            4,722,141
        4,735      5.000%, 9/01/22 - AGM Insured                                   9/14 at 100.00          AAA            4,942,630

        7,870   Philadelphia Redevelopment Authority, Pennsylvania, Multifamily   10/10 at 101.00          N/R            6,839,187
                   Housing Mortgage Revenue Bonds, Cricket Court Apartments,
                   Series 1998A, 6.200%, 4/01/25 (Alternative Minimum Tax)

       14,000   State Public School Building Authority, Pennsylvania, Lease        6/13 at 100.00          AAA           15,748,040
                   Revenue Bonds, Philadelphia School District, Series 2003,
                   5.250%, 6/01/24 (Pre-refunded 6/01/13) - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
       39,015   Total Pennsylvania                                                                                       40,501,913
------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue     8/17 at 100.00          Aa2            2,522,150
                   Bonds, Series 2007A, 5.250%, 8/01/57
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Rhode Island Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed Bonds, Series 2002A:
          495      6.125%, 6/01/32                                                 6/12 at 100.00          BBB              480,125
        3,315      6.250%, 6/01/42                                                 6/12 at 100.00          BBB            3,182,135
------------------------------------------------------------------------------------------------------------------------------------
        3,810   Total Rhode Island                                                                                        3,662,260
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 5.2% (3.3% OF TOTAL INVESTMENTS)

        8,610   Dorchester County School District 2, South Carolina,              12/14 at 100.00          AA-            8,983,244
                   Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                   5.250%, 12/01/24

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2003:
        5,090      5.250%, 12/01/18 (UB)                                          12/13 at 100.00           AA            5,551,816
        3,595      5.250%, 12/01/20 (UB)                                          12/13 at 100.00           AA            3,877,136
        1,865      5.250%, 12/01/21 (UB)                                          12/13 at 100.00           AA            1,993,834

                Lexington County Health Service District, South Carolina,
                Hospital Revenue Bonds, Series 2004:
        1,805      6.000%, 5/01/19 (Pre-refunded 5/01/14)                          5/14 at 100.00       A+ (4)            2,116,724
        2,400      5.500%, 5/01/24 (Pre-refunded 5/01/14)                          5/14 at 100.00       A+ (4)            2,768,064

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
       13,345      6.375%, 8/01/34 (Pre-refunded 8/01/13)                          8/13 at 100.00     BBB+ (4)           15,442,967
        1,655      6.375%, 8/01/34 (Pre-refunded 8/01/13)                          8/13 at 100.00     BBB+ (4)            1,922,084

        3,530   Tobacco Settlement Revenue Management Authority, South             5/12 at 100.00      BBB (4)            3,648,079
                   Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                   2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
       41,895   Total South Carolina                                                                                     46,303,948
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.9% (1.2% OF TOTAL INVESTMENTS)

        6,400   Johnson City Health and Educational Facilities Board,              7/16 at 100.00         BBB+            6,134,272
                   Tennessee, Revenue Bonds, Mountain States Health Alliance,
                   Series 2006A, 5.500%, 7/01/36

        6,100   Knox County Health, Educational and Housing Facilities Board,       1/17 at 31.69           A-            1,026,996
                   Tennessee, Hospital Revenue Refunding Bonds, Covenant
                   Health, Series 2006, 0.000%, 1/01/40

        5,000   Metropolitan Government of Nashville-Davidson County Health and   10/19 at 100.00           AA            5,314,350
                   Educational Facilities Board, Tennessee, Revenue Refunding
                   Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39

          410   Sullivan County Health Educational and Housing Facilities          9/16 at 100.00         BBB+              377,126
                   Board, Tennessee, Revenue Bonds, Wellmont Health System,
                   Series 2006C, 5.250%, 9/01/36

                                                           Nuveen Investments 23

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE (continued)

                Sumner County Health, Educational, and Housing Facilities
                Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                Health System Inc., Series 2007:
$       1,300      5.500%, 11/01/37 (7)                                           11/17 at 100.00          N/R     $        844,220
        3,000      5.500%, 11/01/46 (7)                                           11/17 at 100.00          N/R            1,948,200

        1,300   Tennessee Housing Development Agency, Homeownership Program        7/13 at 100.00          AA+            1,350,349
                   Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum
                   Tax)
------------------------------------------------------------------------------------------------------------------------------------
       23,510   Total Tennessee                                                                                          16,995,513
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 15.9% (10.2% OF TOTAL INVESTMENTS)

        5,000   Alliance Airport Authority, Texas, Special Facilities Revenue     12/12 at 100.00         CCC+            3,494,400
                   Bonds, American Airlines Inc., Series 2007, 5.250%,
                   12/01/29 (Alternative Minimum Tax)

        3,140   Austin Housing Finance Corporation, Texas, GNMA Collateralized    12/10 at 105.00          Aaa            3,327,898
                   Multifamily Housing Revenue Bonds, Fairway Village Project,
                   Series 2000A, 7.375%, 6/20/35 (Alternative Minimum Tax)

        8,840   Board of Regents, University of Texas System, Financing System     2/17 at 100.00          AAA            8,735,953
                   Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        2,150   Brazos River Authority, Texas, Pollution Control Revenue          10/13 at 101.00          CCC            1,189,294
                   Bonds, TXU Energy Company LLC Project, Series 2003C,
                   6.750%, 10/01/38 (Alternative Minimum Tax)

        2,500   Capital Area Cultural Education Facilities Finance                 4/20 at 100.00          Aaa            2,513,675
                   Corporation, Texas, Revenue Bonds, The Roman Catholic
                   Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45

          475   Harlingen Housing Finance Corporation, Texas, GNMA/FNMA Single     9/10 at 105.00          AAA              499,529
                   Family Mortgage Revenue Bonds, Series 2000A, 6.700%,
                   9/01/33 (Alternative Minimum Tax)

       19,125   Harris County Hospital District, Texas, Revenue Refunding          8/10 at 100.00        A (4)           19,442,090
                   Bonds, Series 2000, 6.000%, 2/15/15 (Pre-refunded 8/15/10)
                   - NPFG Insured

        4,000   Harris County-Houston Sports Authority, Texas, Junior Lien        11/11 at 100.00            A            3,762,840
                   Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                   NPFG Insured

        5,000   Houston, Texas, First Lien Combined Utility System Revenue         5/14 at 100.00           AA            5,344,550
                   Bonds, Series 2004A, 5.250%, 5/15/25 - NPFG Insured

        6,000   Houston, Texas, General Obligation Public Improvement Bonds,       3/11 at 100.00          AAA            6,247,440
                   Series 2001B, 5.500%, 3/01/15 - AGM Insured

       13,975   Hutto Independent School District, Williamson County, Texas,       8/16 at 100.00          AAA           14,158,911
                   General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project,
                Series 2005:
        2,000      5.250%, 8/15/21                                                   No Opt. Call         BBB-            1,954,900
        2,800      5.125%, 8/15/26                                                   No Opt. Call         BBB-            2,571,268

        1,505   Lower Colorado River Authority, Texas, Contract Revenue            5/13 at 100.00            A            1,569,866
                   Refunding Bonds, Transmission Services Corporation, Series
                   2003C, 5.250%, 5/15/23 - AMBAC Insured

                Lower Colorado River Authority, Texas, Revenue Refunding and
                Improvement Bonds, Series 2003:
          245      5.250%, 5/15/24 (Pre-refunded 5/15/13) - AMBAC Insured          5/13 at 100.00       A1 (4)              274,674
          125      5.250%, 5/15/24 (Pre-refunded 5/15/13) - AMBAC Insured          5/13 at 100.00       A1 (4)              138,358

        3,030   Lower Colorado River Authority, Texas, Revenue Refunding and       5/13 at 100.00           A1            3,148,655
                   Improvement Bonds, Series 2003, 5.250%, 5/15/24 - AMBAC
                   Insured

        5,650   North Texas Thruway Authority, Second Tier System Revenue          1/18 at 100.00           A3            5,931,427
                   Refunding Bonds, Series 2008, 5.750%, 1/01/38

       11,000   Pearland Independent School District, Brazoria County, Texas,      2/17 at 100.00          AAA           11,121,110
                   General Obligation Bonds, Tender Option Bond Trust 1124,
                   7.514%, 2/15/32 (IF)

        2,000   Sabine River Authority, Texas, Pollution Control Revenue          11/15 at 100.00          CCC              936,600
                   Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28

       12,130   Tarrant County Cultural & Educational Facilities Financing         2/17 at 100.00          AA-           12,212,363
                   Corporation, Texas, Revenue Bonds, Texas Health Resources,
                   Series 2007, 5.000%, 2/15/36 (UB)

        7,255   Tarrant County Health Facilities Development Corporation,         12/10 at 105.00          Aaa            7,693,420
                   Texas, GNMA Collateralized Mortgage Loan Revenue Bonds,
                   Eastview Nursing Home, Ebony Lake Nursing Center, Ft.
                   Stockton Nursing Center, Lynnhaven Nursing Center and
                   Mission Oaks Manor, Series 2000A-1, 7.625%, 12/20/32

24 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       4,000   Tarrant County Health Facilities Development Corporation,         11/10 at 101.00      N/R (4)     $      4,175,800
                   Texas, Hospital Revenue Bonds, Adventist Health System -
                   Sunbelt Obligated Group, Series 2000, 6.700%, 11/15/30
                   (Pre-refunded 11/15/10)

        5,000   Tarrant Regional Water District, Texas, Water Revenue Refunding    3/13 at 100.00          AAA            5,506,300
                   and Improvement Bonds, Series 1999, 5.250%, 3/01/17 - AGM
                   Insured

        2,985   Texas State, General Obligation Bonds, Series 2008, Trust 3213,    4/17 at 100.00          Aaa            4,033,242
                   13.470%, 4/01/33 (IF)

       25,000   Texas Turnpike Authority, First Tier Revenue Bonds, Central          No Opt. Call         BBB+           10,812,000
                   Texas Turnpike System, Series 2002A, 0.000%, 8/15/24 - AMBAC
                   Insured

        2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,         7/15 at 100.00         Baa3            2,320,525
                   Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
      157,430   Total Texas                                                                                             143,117,088
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.0% (0.0% OF TOTAL INVESTMENTS)

          100   Utah Housing Finance Agency, Single Family Mortgage Bonds,         7/10 at 100.00          Aaa              100,140
                   Series 1997F, 5.750%, 7/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        4,680   Virginia Beach Development Authority, Virginia, Multifamily       10/14 at 100.00          N/R            4,528,930
                   Residential Rental Housing Revenue Bonds, Mayfair Apartments
                   I and II, Series 1999, 7.500%, 10/01/39 (Alternative Minimum
                   Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.5% (2.3% OF TOTAL INVESTMENTS)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding Bonds,    7/12 at 100.00          Aaa            2,730,400
                   Columbia Generating Station - Nuclear Project 2, Series
                   2002C, 5.750%, 7/01/17 - NPFG Insured

        3,125   Skagit County Public Hospital District 1, Washington, General      6/14 at 100.00           A1            3,326,750
                   Obligation Bonds, Series 2004A, 5.375%, 12/01/20 - NPFG
                   Insured

        5,000   Snohomish County, Washington, Limited Tax General Obligation      12/11 at 100.00           AA            5,198,900
                   Bonds, Series 2001, 5.250%, 12/01/26 - NPFG Insured

        4,750   Washington State Healthcare Facilities Authority, Revenue          5/10 at 100.50           A2            4,755,510
                   Bonds, Swedish Health Services, Series 1998, 5.125%,
                   11/15/22 - AMBAC Insured

                Washington State Tobacco Settlement Authority, Tobacco
                Settlement Asset-Backed Revenue Bonds, Series 2002:
        1,770      6.500%, 6/01/26                                                 6/13 at 100.00          BBB            1,800,940
        2,645      6.625%, 6/01/32                                                 6/13 at 100.00          BBB            2,659,045

        6,480   Washington State, Motor Vehicle Fuel Tax General Obligation          No Opt. Call          AA+            3,586,421
                   Bonds, Series 2002-03C, 0.000%, 6/01/24 - NPFG Insured

       11,000   Washington, General Obligation Bonds, Series 2000S-5, 0.000%,        No Opt. Call          AA+            7,731,460
                   1/01/20 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       37,270   Total Washington                                                                                         31,789,426
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.1% (2.6% OF TOTAL INVESTMENTS)

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
        1,100      6.125%, 6/01/27 (Pre-refunded 6/01/12)                          6/12 at 100.00          AAA            1,177,913
          300      6.375%, 6/01/32 (Pre-refunded 6/01/12)                          6/12 at 100.00          AAA              333,435

                Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue
                Bonds, Public Schools, Series 2003A:
        1,000      5.125%, 8/01/22 (Pre-refunded 8/01/13) - AMBAC Insured          8/13 at 100.00       A1 (4)            1,125,440
          750      5.125%, 8/01/23 (Pre-refunded 8/01/13) - AMBAC Insured          8/13 at 100.00       A1 (4)              844,080

        1,415   Monroe Redevelopment Authority, Wisconsin, Development Revenue     2/19 at 100.00           A3            1,436,678
                   Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue     7/11 at 100.00           A-            1,009,780
                   Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%,
                   7/01/21

        9,000   Wisconsin Health and Educational Facilities Authority, Revenue     4/13 at 100.00         BBB+            9,200,880
                   Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33

        2,175   Wisconsin Health and Educational Facilities Authority, Revenue    10/11 at 100.00          BBB            2,233,529
                   Bonds, Carroll College Inc., Series 2001, 6.125%, 10/01/16

          790   Wisconsin Health and Educational Facilities Authority, Revenue     5/16 at 100.00          BBB              661,214
                   Bonds, Divine Savior Healthcare, Series 2006, 5.000%,
                   5/01/32

                                                           Nuveen Investments 25

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       6,025   Wisconsin Health and Educational Facilities Authority, Revenue     9/13 at 100.00     BBB+ (4)     $      6,933,871
                   Bonds, Franciscan Sisters of Christian Charity Healthcare
                   Ministry, Series 2003A, 6.000%, 9/01/22 (Pre-refunded
                   9/01/13)

        4,995   Wisconsin Health and Educational Facilities Authority, Revenue     9/17 at 100.00         BBB+            4,446,199
                   Bonds, Franciscan Sisters of Christian Charity Healthcare
                   Ministry, Series 2007, 5.000%, 9/01/33

        2,000   Wisconsin Health and Educational Facilities Authority, Revenue     8/16 at 100.00         BBB+            1,825,940
                   Bonds, Wheaton Franciscan Healthcare System, Series 2006,
                   5.250%, 8/15/34

        2,000   Wisconsin Health and Educational Facilities Authority, Revenue     8/13 at 100.00         BBB+            1,918,240
                   Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                   5.250%, 8/15/25

                Wisconsin, General Obligation Bonds, Series 2004-3:
          175      5.250%, 5/01/19 - FGIC Insured                                  5/14 at 100.00           AA              189,851
        1,265      5.250%, 5/01/21 - FGIC Insured                                  5/14 at 100.00           AA            1,359,635

        1,545   Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%,        5/14 at 100.00      Aa2 (4)            1,778,697
                   5/01/19 (Pre-refunded 5/01/14) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       35,535   Total Wisconsin                                                                                          36,475,382
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,900   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds,   12/15 at 100.00         BBB+            3,776,254
                   FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative
                   Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,560,638   Total Investments (cost $1,381,915,748) - 155.7%                                                      1,398,419,597
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (13.8)%                                                                    (124,294,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                     24,846,722
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation
                   Value - (44.6)% (6)                                                                                 (400,650,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    898,322,319
                ====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.7%.

  (7) For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26 Nuveen Investments

NPM | Nuveen Premium Income Municipal Fund 2, Inc.
    | Portfolio of Investments

                                                      April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.2% (2.1% OF TOTAL INVESTMENTS)

$       6,995   Alabama Special Care Facilities Financing Authority, Revenue      11/16 at 100.00           Aa1    $      7,088,243
                   Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39
                   (UB)

                Birmingham Special Care Facilities Financing Authority,
                Alabama, Revenue Bonds, Baptist Health System Inc., Series
                2005A:
        3,500      5.250%, 11/15/20                                               11/15 at 100.00          Baa2           3,425,135
        1,000      5.000%, 11/15/30                                               11/15 at 100.00          Baa2             880,640

       12,000   Birmingham Waterworks and Sewer Board, Alabama, Water and Sewer    1/17 at 100.00           AA+          11,846,880
                   Revenue Bonds, Series 2007A, 4.500%, 1/01/39 - AMBAC Insured
                   (UB)

        1,960   Courtland Industrial Development Board, Alabama, Pollution         6/15 at 100.00           BBB           1,809,237
                   Control Revenue Bonds, International Paper Company, Series
                   2005A, 5.000%, 6/01/25

        1,690   Montgomery BMC Special Care Facilities Financing Authority,       11/14 at 100.00        A3 (4)           1,934,813
                   Alabama, Revenue Bonds, Baptist Medical Center,
                   Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)

        6,255   University of South Alabama, Student Tuition Revenue Bonds,        3/14 at 100.00            A1           6,362,523
                   Series 2004, 5.000%, 3/15/24 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       33,400   Total Alabama                                                                                            33,347,471
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.4% (0.2% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          200      5.250%, 12/01/24                                               12/15 at 100.00           BBB             200,662
          265      5.250%, 12/01/25                                               12/15 at 100.00           BBB             265,140

          800   Pima County Industrial Development Authority, Arizona, Revenue     1/15 at 100.00          BBB-             815,400
                   Bonds, Tucson Electric Power Company, Refunding Series 2008,
                   5.750%, 9/01/29

        2,750   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call             A           2,452,340
                   Bonds, Citigroup Energy Inc Prepay Contract Obligations,
                   Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
        4,015   Total Arizona                                                                                             3,733,542
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.1% (0.1% OF TOTAL INVESTMENTS)

        1,000   Washington County, Arkansas, Hospital Revenue Bonds, Washington    2/15 at 100.00          Baa1             998,680
                   Regional Medical Center, Series 2005B, 5.000%, 2/01/25
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 12.1% (7.8% OF TOTAL INVESTMENTS)

        5,690   California Department of Veterans Affairs, Home Purchase           6/12 at 101.00           AA-           5,836,404
                   Revenue Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC Insured

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
        4,000      6.000%, 5/01/15 (Pre-refunded 5/01/12)                          5/12 at 101.00           Aaa           4,459,040
        5,500      5.375%, 5/01/21 (Pre-refunded 5/01/12)                          5/12 at 101.00           Aaa           6,062,980

                California Educational Facilities Authority, Revenue Refunding
                Bonds, Loyola Marymount University, Series 2001A:
        3,255      0.000%, 10/01/23 - NPFG Insured                                   No Opt. Call            A2           1,481,025
        5,890      0.000%, 10/01/24 - NPFG Insured                                   No Opt. Call            A2           2,490,999
        7,615      0.000%, 10/01/25 - NPFG Insured                                   No Opt. Call            A2           3,015,007

        3,740   California Health Facilities Financing Authority, Revenue         11/15 at 100.00           AAA           3,745,273
                   Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%,
                   11/15/27

        2,550   California Health Facilities Financing Authority, Revenue         10/19 at 100.00            AA           2,681,911
                   Bonds, Providence Health & Services, Series 2009B, 5.500%,
                   10/01/39

        2,500   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3           2,304,475
                   Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)

        2,055   California Infrastructure Economic Development Bank,              10/14 at 100.00           AA+           2,175,402
                   Infrastructure State Revolving Fund Revenue Bonds, Series
                   2004, 5.000%, 10/01/21

        1,000   California Statewide Community Development Authority, Revenue      7/15 at 100.00           BBB             840,150
                   Bonds, Daughters of Charity Health System, Series 2005A,
                   5.000%, 7/01/39

        5,355   California Statewide Community Development Authority, Revenue      5/18 at 100.00           Aa3           5,607,113
                   Bonds, Sutter Health, Tender Option Bond Trust 3175,
                   13.554%, 11/15/48 (IF)

        1,935   California, Economic Recovery Revenue Bonds, Series 2004A,           No Opt. Call           Aa3           2,191,949
                   5.250%, 7/01/14

                                                           Nuveen Investments 27

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$         565   California, Economic Recovery Revenue Bonds, Series 2004A,           No Opt. Call           AAA    $        655,151
                   5.250%, 7/01/14 (ETM)

        7,440   California, General Obligation Bonds, Series 2004, 5.125%,         2/14 at 100.00            A1           7,582,997
                   2/01/25

       20,000   California, General Obligation Bonds, Various Purpose Series      11/19 at 100.00            A1          21,926,200
                   2009, 6.000%, 11/01/39

        4,000   California, State Economic Recovery Revenue Bonds, Refunding       7/19 at 100.00           Aa3           4,486,440
                   Series 2009A, 5.250%, 7/01/21

        1,900   Chula Vista, California, Industrial Development Revenue Bonds,     6/14 at 102.00            A2           2,019,966
                   San Diego Gas and Electric Company, Series 1996A, 5.300%,
                   7/01/21

        2,500   Fontana Public Financing Authority, California, Tax Allocation    10/15 at 100.00             A           2,465,075
                   Revenue Bonds, North Fontana Redevelopment Project, Series
                   2005A, 5.000%, 10/01/23 - AMBAC Insured

       30,000   Foothill/Eastern Transportation Corridor Agency, California,         No Opt. Call           AAA          20,458,800
                   Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM)

        1,385   Fullerton Public Financing Authority, California, Tax              9/15 at 100.00            A-           1,320,043
                   Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 -
                   AMBAC Insured

        1,000   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB             770,830
                   Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                   5.750%, 6/01/47

                Perris, California, Special Tax Bonds, Community Facilities
                District 2001-1, May Farms Improvement Area 4, Series 2005A:
        1,420      5.000%, 9/01/25                                                 9/15 at 102.00           N/R           1,110,426
          435      5.100%, 9/01/30                                                 9/15 at 102.00           N/R             325,432

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          250      5.000%, 9/01/21                                                 9/15 at 102.00          Baa3             238,325
          275      5.000%, 9/01/23                                                 9/15 at 102.00          Baa3             257,656

        2,220   San Diego Redevelopment Agency, California, Subordinate Lien       9/14 at 100.00             A           2,251,546
                   Tax Allocation Bonds, Centre City Project, Series 2004A,
                   5.000%, 9/01/20 - SYNCORA GTY Insured

          960   San Francisco Redevelopment Agency, California, Hotel Tax          7/10 at 100.00           AAA             963,082
                   Revenue Bonds, Series 1994, 6.750%, 7/01/25 - AGM Insured

                San Joaquin Hills Transportation Corridor Agency, Orange
                County, California, Toll Road Revenue Refunding Bonds,
                Series 1997A:
        4,595      0.000%, 1/15/32 - NPFG Insured                                    No Opt. Call             A             830,087
       32,400      0.000%, 1/15/34 - NPFG Insured                                    No Opt. Call             A           4,999,320

        6,000   San Jose Redevelopment Agency, California, Tax Allocation          8/14 at 100.00             A           6,205,560
                   Bonds, Merged Area Redevelopment Project, Series 2004A,
                   5.250%, 8/01/19 - NPFG Insured

        3,000   Walnut Energy Center Authority, California, Electric Revenue       1/14 at 100.00            A+           2,995,650
                   Bonds, Turlock Irrigation District, Series 2004A, 5.000%,
                   1/01/34 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      171,430   Total California                                                                                        124,754,314
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.3% (0.8% OF TOTAL INVESTMENTS)

        1,700   Centennial Water and Sanitation District, Colorado, Water and     12/14 at 100.00           AA-           1,823,743
                   Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/22 - FGIC
                   Insured

                Colorado Health Facilities Authority, Revenue Bonds,
                Evangelical Lutheran Good Samaritan Society, Series 2005:
        1,745      5.250%, 6/01/23                                                 6/16 at 100.00            A-           1,769,395
          475      5.000%, 6/01/29                                                 6/16 at 100.00            A-             450,889

          400   Colorado Health Facilities Authority, Revenue Bonds, Poudre        3/15 at 100.00            A-             400,772
                   Valley Health Care, Series 2005F, 5.000%, 3/01/25

          270   Denver City and County, Colorado, Airport System Revenue Bonds,      No Opt. Call            A+             297,599
                   Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

        6,925   Denver Convention Center Hotel Authority, Colorado, Senior        11/16 at 100.00          BBB-           6,551,188
                   Revenue Bonds, Convention Center Hotel, Series 2006, 5.125%,
                   12/01/25 - SYNCORA GTY Insured

        1,700   Denver, Colorado, FHA-Insured Multifamily Housing Revenue         10/10 at 100.00           BB+           1,661,546
                   Bonds, Boston Lofts Project, Series 1997A, 5.750%, 10/01/27
                   (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       13,215   Total Colorado                                                                                           12,955,132
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        5,000   Connecticut, Special Tax Obligation Transportation                 1/14 at 100.00            AA           5,408,850
                   Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/21
                   - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

28 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.6% (1.0% OF TOTAL INVESTMENTS)

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
$      11,720      0.000%, 4/01/27 (Pre-refunded 4/01/11) - NPFG Insured            4/11 at 39.61         A (4)    $      4,616,391
       13,780      0.000%, 4/01/28 (Pre-refunded 4/01/11) - NPFG Insured            4/11 at 37.21         A (4)           5,099,427
       15,855      0.000%, 4/01/29 (Pre-refunded 4/01/11) - NPFG Insured            4/11 at 35.07         A (4)           5,529,431

        1,335   Washington Convention Center Authority, District of Columbia,     10/16 at 100.00           AA+           1,322,745
                   Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                   Residuals 1606, 11.356%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
       42,690   Total District of Columbia                                                                               16,567,994
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 52.3% (33.7% OF TOTAL INVESTMENTS)

        1,000   Alachua County School Board, Florida, Certificates of              7/11 at 101.00            A1           1,031,390
                   Participation, Series 2001, 5.000%, 7/01/21 - AMBAC Insured

        1,055   Bay County School Board, Florida, Certificates of                  7/14 at 100.00           N/R           1,038,109
                   Participation, Series 2004, 5.000%, 7/01/24 - AMBAC Insured

        1,700   Beacon Tradeport Community Development District, Miami-Dade        5/12 at 102.00           N/R           1,614,728
                   County, Florida, Special Assessment Bonds, Commercial
                   Project, Series 2002A, 5.625%, 5/01/32 - RAAI Insured

        1,500   Bradford County Health Facility Authority, Florida, Revenue          No Opt. Call           AAA           1,729,275
                   Refunding Bonds, Santa Fe Healthcare Inc., Series 1993,
                   6.050%, 11/15/16 (ETM)

        1,730   Brevard County Health Facilities Authority, Florida, Revenue       4/16 at 100.00            A-           1,729,931
                   Bonds, Health First Inc. Project, Series 2005, 5.000%,
                   4/01/24

        2,500   Broward County Educational Facilities Authority, Florida,          4/14 at 100.00           BBB           2,494,975
                   Revenue Bonds, Nova Southeastern University, Series 2004B,
                   5.625%, 4/01/34

          900   Broward County Housing Finance Authority, Florida, Multifamily     5/10 at 101.00           Aaa             908,982
                   Housing Revenue Bonds, Emerald Palms Apartments, Series
                   2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)

          290   Broward County Housing Finance Authority, Florida, Single           7/10 at 25.77           Aaa              73,515
                   Family Mortgage Revenue Bonds, Series 2001C, 0.000%,
                   4/01/33 (Alternative Minimum Tax)

          205   Broward County Housing Finance Authority, Florida, Single           7/10 at 27.56           Aaa              57,945
                   Family Mortgage Revenue Refunding Bonds, Series 2000B,
                   0.000%, 4/01/29 (Alternative Minimum Tax)

        1,870   Broward County School Board, Florida, Certificates of              7/14 at 100.00           AAA           1,962,864
                   Participation, Series 2004C, 5.250%, 7/01/20 - AGM Insured

                Broward County, Florida, Airport System Revenue Bonds, Series
                2001-J1:
        2,225      5.250%, 10/01/21 - AMBAC Insured (Alternative Minimum Tax)     10/11 at 101.00            A+           2,245,603
        8,900      5.250%, 10/01/26 - AMBAC Insured (Alternative Minimum Tax)     10/11 at 101.00            A+           8,860,840

        2,150   Broward County, Florida, Airport System Revenue Bonds, Series     10/14 at 100.00            A+           2,239,332
                   2004L, 5.000%, 10/01/23 - AMBAC Insured

        2,000   Broward County, Florida, Water and Sewer System Revenue Bonds,    10/18 at 100.00            AA           2,091,240
                   Series 2009A, 5.250%, 10/01/34

          650   Cape Coral, Florida, Water and Sewer Revenue Bonds, Series        10/16 at 100.00            A1             609,264
                   2006, 5.000%, 10/01/36 - AMBAC Insured

        1,500   Citrus County Hospital Board, Florida, Revenue Bonds, Citrus       8/13 at 100.00          Baa3           1,513,740
                   Memorial Hospital, Refunding Series 2002, 6.375%, 8/15/32

          750   City of Gainesville, Florida, Utilities System Revenue Bonds,     10/13 at 100.00        AA (4)             852,405
                   Series 2003A, 5.250%, 10/01/21 (Pre-refunded 10/01/13)

        3,010   Cocoa, Florida, Water and Sewerage System Revenue Refunding          No Opt. Call           AA-           3,439,828
                   Bonds, Series 2003, 5.500%, 10/01/23 - AMBAC Insured

        2,815   Collier County, Florida, Capital Improvement Revenue Bonds,       10/14 at 100.00            AA           2,943,561
                   Series 2005, 5.000%, 10/01/23 - NPFG Insured

        1,290   Escambia County, Florida, Tourist Development Revenue             10/12 at 100.00            A1           1,385,060
                   Refunding Bonds, Series 2002, 5.000%, 10/01/18 - NPFG
                   Insured

        4,230   Flagler County, Florida, Capital Improvement Revenue Bonds,       10/15 at 100.00             A           4,285,878
                   Series 2005, 5.000%, 10/01/30 - NPFG Insured

        2,000   Florida Board of Education, Lottery Revenue Bonds, Series          7/11 at 101.00           AAA           2,069,920
                   2001B, 5.000%, 7/01/20 - FGIC Insured

           90   Florida Housing Finance Agency, GNMA Collateralized Home             No Opt. Call           AAA              97,732
                   Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%,
                   11/01/17

          255   Florida Housing Finance Agency, Homeowner Mortgage Revenue         7/10 at 100.00           AA+             255,278
                   Bonds, New Money and Refunding Issue, Series 1996-2,
                   6.350%, 7/01/28 (Alternative Minimum Tax)

                                                           Nuveen Investments 29

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$         670   Florida Housing Finance Agency, Homeowner Mortgage Revenue         7/10 at 100.00           AA+    $        677,544
                   Bonds, Series 1997-2, 5.900%, 7/01/29 - NPFG Insured
                   (Alternative Minimum Tax)

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds, Holly      10/10 at 100.00           N/R             999,880
                   Cove Apartments, Series 1995F, 6.150%, 10/01/25 - AMBAC
                   Insured (Alternative Minimum Tax)

        5,790   Florida Housing Finance Corporation, FNMA Revenue Bonds, Villa    10/10 at 102.00           Aaa           5,924,733
                   de Mallorca Apartments, Series 2000H-1, 6.000%, 7/01/33
                   (Alternative Minimum Tax)

          540   Florida Housing Finance Corporation, Homeowner Mortgage            7/10 at 100.00           AAA             540,513
                   Revenue Bonds, Series 2000-11, 5.850%, 1/01/22 - AGM
                   Insured (Alternative Minimum Tax)

        1,575   Florida Housing Finance Corporation, Homeowner Mortgage            1/16 at 100.00           AA+           1,550,871
                   Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative
                   Minimum Tax)

        3,170   Florida Housing Finance Corporation, Housing Revenue Refunding     6/10 at 101.00            AA           3,181,602
                   Bonds, Hunters Ridge at Deerwood Apartments, Series 1998-0,
                   5.300%, 12/01/28

        1,280   Florida Intergovernmental Finance Commission, Capital Revenue      8/11 at 100.00           Aa3           1,312,474
                   Bonds, Daytona Beach Community Redevelopment Agency, Series
                   2001C-1, 5.000%, 2/01/20 - AMBAC Insured

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        1,040      0.000%, 11/01/25 - NPFG Insured                                   No Opt. Call             A             436,457
        1,590      0.000%, 11/01/26 - NPFG Insured                                   No Opt. Call             A             622,882

        1,685   Florida Municipal Loan Council, Revenue Bonds, Series 2003A,       5/13 at 100.00             A           1,734,640
                   5.000%, 5/01/22 - NPFG Insured

        5,000   Florida Ports Financing Commission, Revenue Bonds, State           6/10 at 100.00             A           5,000,150
                   Transportation Trust Fund, Series 1996, 5.375%, 6/01/27 -
                   NPFG Insured (Alternative Minimum Tax)

       13,925   Florida State Board of Education, Full Faith and Credit Public     6/12 at 101.00           AAA          15,049,304
                   Education Capital Outlay Bonds, Series 2002B, 5.000%,
                   6/01/20 - NPFG Insured

          185   Florida State Board of Education, Full Faith and Credit Public     6/12 at 101.00           AAA             197,066
                   Education Capital Outlay Bonds, Series 2002F, 5.000%,
                   6/01/22 - NPFG Insured

        9,230   Florida State Board of Education, Full Faith and Credit,           6/11 at 101.00           AAA           9,370,850
                   Public Education Capital Outlay Bonds, Series 2001C,
                   5.125%, 6/01/31 - FGIC Insured

        5,000   Florida State Board of Education, Public Education Capital         6/18 at 101.00           AAA           5,264,600
                   Outlay Bonds, Series 2009B, 5.000%, 6/01/34

       14,985   Florida State Board of Education, State University System          7/15 at 101.00            AA          15,530,754
                   Revenue Bonds, Series 2006A, 5.000%, 7/01/30 - FGIC Insured
                   (UB)

        5,980   Florida State Department of Management Services, Certificates      8/15 at 101.00           AA+           6,286,654
                   of Participation, Series 2006A, 5.000%, 8/01/23 - NPFG
                   Insured

        2,580   Florida State Education System, Housing Facility Revenue             No Opt. Call             A           2,746,333
                   Bonds, Florida International University, Series 2004A,
                   5.000%, 7/01/14 - NPFG Insured

        6,000   Florida State Turnpike Authority, Turnpike Revenue Bonds,          7/13 at 101.00           AA-           6,123,960
                   Department of Transportation, Series 2003C, 5.000%, 7/01/33

        3,500   Florida State Water Pollution Control Financing Corporation,       1/19 at 100.00           AAA           3,686,585
                   Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29

        2,345   FSU Financial Assistance Inc., Florida, General Revenue Bonds,    10/14 at 100.00            A1           2,506,125
                   Educational and Athletic Facilities Improvements, Series
                   2004, 5.000%, 10/01/16 - AMBAC Insured

       12,000   Greater Orlando Aviation Authority, Florida, Airport              10/10 at 100.00           Aa3          12,002,640
                   Facilities Revenue Bonds, Series 1999A, 5.125%, 10/01/28 -
                   FGIC Insured (Alternative Minimum Tax)

        8,000   Greater Orlando Aviation Authority, Florida, Airport              10/12 at 100.00           AAA           8,082,960
                   Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 -
                   AGM Insured (Alternative Minimum Tax)

                Halifax Hospital Medical Center, Florida, Revenue Bonds,
                Series 2006:
        5,385      5.500%, 6/01/38 - AGM Insured                                   6/18 at 100.00           AAA           5,454,790
        1,300      5.000%, 6/01/38                                                 6/16 at 100.00            A-           1,202,266
        1,755      5.375%, 6/01/46                                                 6/16 at 100.00            A-           1,672,638

        5,000   Hernando County, Florida, Revenue Bonds, Criminal Justice            No Opt. Call             A           5,929,450
                   Complex Financing Program, Series 1986, 7.650%, 7/01/16 -
                   FGIC Insured

        7,200   Highlands County Health Facilities Authority, Florida,            11/11 at 101.00       N/R (4)           7,820,208
                   Hospital Revenue Bonds, Adventist Health System/Sunbelt
                   Obligated Group, Series 2001A, 6.000%, 11/15/31
                   (Pre-refunded 11/15/11)

        3,600   Hillsborough County Industrial Development Authority, Florida,     4/12 at 100.00           N/R           3,154,320
                   Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                   Company, Apollo Beach Project, Series 2000B, 7.125%,
                   4/01/30 (Alternative Minimum Tax)

30 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       1,365   Hillsborough County Industrial Development Authority, Florida,    10/16 at 100.00            A3    $      1,308,271
                   Hospital Revenue Bonds, Tampa General Hospital, Series
                   2006, 5.250%, 10/01/41

        2,000   Hillsborough County Industrial Development Authority, Florida,    10/13 at 100.00            A3           2,015,460
                   Hospital Revenue Refunding Bonds, Tampa General Hospital,
                   Series 2003A, 5.250%, 10/01/24

        1,535   Hillsborough County, Florida, Community Investment Tax Revenue    11/13 at 101.00           AA+           1,601,036
                   Bonds, Series 2004, 5.000%, 5/01/24 - AMBAC Insured

        2,170   Hillsborough County, Florida, Revenue Refunding Bonds, Tampa      10/15 at 100.00           AA+           2,277,957
                   Bay Arena, Series 2005, 5.000%, 10/01/25 - FGIC Insured

        1,500   Hollywood, Florida, Water and Sewer Revenue Refunding and         10/13 at 100.00           Aa2           1,571,730
                   Improvement Bonds, Series 2003, 5.000%, 10/01/20 - AGM
                   Insured

        1,430   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue      10/11 at 100.00           Aa2           1,451,607
                   Bonds, Series 2001, 5.000%, 10/01/23 - AMBAC Insured

                Jacksonville, Florida, Better Jacksonville Sales Tax Revenue
                Bonds, Series 2003:
        4,990      5.250%, 10/01/21 - NPFG Insured                                10/13 at 100.00           Aa2           5,265,697
        2,090      5.000%, 10/01/22 - NPFG Insured                                10/13 at 100.00           Aa2           2,180,204

        3,145   Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds,      10/13 at 100.00           Aa2           3,225,575
                   Series 2003C, 5.250%, 10/01/18 - NPFG Insured (Alternative
                   Minimum Tax)

                Jacksonville, Florida, Guaranteed Entitlement Revenue
                Refunding and Improvement Bonds, Series 2002:
        2,230      5.000%, 10/01/21 - FGIC Insured                                10/12 at 100.00            A+           2,286,307
        2,000      5.000%, 10/01/22 - FGIC Insured                                10/12 at 100.00            A+           2,045,940

        2,750   Jacksonville, Florida, Local Government Sales Tax Revenue         10/12 at 100.00           AA+           2,968,433
                   Refunding and Improvement Bonds, Series 2002, 5.375%,
                   10/01/17 - FGIC Insured

                JEA, Florida, Water and Sewerage System Revenue Bonds, Series
                2004A:
        3,235      5.000%, 10/01/18 - FGIC Insured                                10/13 at 100.00           Aa2           3,537,117
        5,090      5.000%, 10/01/19 - FGIC Insured                                10/13 at 100.00           Aa2           5,528,860

                Lake County School Board, Florida, Certificates of
                Participation, Series 2004A:
        1,190      5.000%, 7/01/20 - AMBAC Insured                                 7/14 at 100.00             A           1,218,905
        1,470      5.000%, 7/01/24 - AMBAC Insured                                 7/14 at 100.00             A           1,481,451

        4,250   Lakeland, Florida, Energy System Revenue Refunding Bonds,            No Opt. Call           AAA           4,554,087
                   Series 1999C, 6.050%, 10/01/11 - FGIC Insured

        1,460   Lakeland, Florida, Hospital System Revenue Bonds, Lakeland        11/16 at 100.00            A2           1,445,867
                   Regional Medical Center, Series 2006, 5.000%, 11/15/26

        1,065   Lee County Industrial Development Authority, Florida,             11/12 at 100.00           Aa3           1,076,119
                   Utilities Revenue Bonds, Bonita Springs Utilities Inc.
                   Project, Series 2002, 5.000%, 11/01/19 - NPFG Insured
                   (Alternative Minimum Tax)

        1,000   Lee County, Florida, Transportation Facilities Revenue Bonds,        No Opt. Call            A-           1,111,270
                   Series 2004B, 5.000%, 10/01/14 - AMBAC Insured

        3,500   Lee Memorial Health System, Florida, Hospital Revenue Bonds,       4/17 at 100.00             A           3,377,850
                   Series 2007A, 5.000%, 4/01/32 - NPFG Insured

        2,345   Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional       7/12 at 100.00          BBB+           2,304,783
                   Medical Center Project, Series 2002, 5.375%, 7/01/22

        3,430   Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg        No Opt. Call          BBB+           3,543,670
                   Regional Medical Center Project, Series 2003, 5.000%,
                   7/01/12

        5,130   Manatee County School District, Florida, Sales Tax Revenue        10/13 at 100.00            A1           5,384,243
                   Bonds, Series 2003, 5.000%, 10/01/17 - AMBAC Insured

        6,500   Marion County Hospital District, Florida, Revenue Bonds,          10/17 at 100.00            A3           5,984,030
                   Munroe Regional Medical Center, Series 2007, 5.000%,
                   10/01/34

                Miami-Dade County Educational Facilities Authority, Florida,
                Revenue Bonds, University of Miami, Series 2004A:
        2,290      5.000%, 4/01/19 (Pre-refunded 4/01/14) - AMBAC Insured          4/14 at 100.00       N/R (4)           2,587,425
        3,305      5.000%, 4/01/22 (Pre-refunded 4/01/14) - AMBAC Insured          4/14 at 100.00       N/R (4)           3,734,253

                Miami-Dade County Expressway Authority, Florida, Toll System
                Revenue Bonds, Series 2004B:
        2,000      5.250%, 7/01/18 - FGIC Insured                                  7/14 at 100.00             A           2,131,400
        2,000      5.000%, 7/01/23 - FGIC Insured                                  7/14 at 100.00             A           2,064,360

        2,000   Miami-Dade County Expressway Authority, Florida, Toll System       7/11 at 101.00            A3           2,041,900
                   Revenue Refunding Bonds, Series 2001, 5.000%, 7/01/21 -
                   FGIC Insured

                                                           Nuveen Investments 31

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       3,000   Miami-Dade County Health Facility Authority, Florida, Hospital     8/11 at 101.00          AAA     $      3,204,990
                   Revenue Refunding Bonds, Miami Children's Hospital, Series
                   2001A, 5.125%, 8/15/26 (Pre-refunded 8/15/11) - AMBAC
                   Insured

           30   Miami-Dade County Housing Authority, Florida, Home Owner          10/10 at 100.00          Aaa               30,817
                   Mortgage Revenue Bonds, Series 1999A-1, 5.550%, 10/01/19
                   (Alternative Minimum Tax)

        3,630   Miami-Dade County Housing Finance Authority, Florida,              1/11 at 102.00          AAA            3,715,813
                   Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
                   Series 2000-5A, 5.950%, 7/01/30 - AGM Insured (Alternative
                   Minimum Tax)

        1,480   Miami-Dade County Industrial Development Authority, Florida,      10/10 at 100.00          N/R            1,417,337
                   Industrial Development Revenue Bonds, Airis Miami II LLC -
                   Miami International Airport, Series 1999, 6.000%, 10/15/25
                   - AMBAC Insured (Alternative Minimum Tax)

        1,970   Miami-Dade County School Board, Florida, Certificates of          11/16 at 100.00           A1            1,962,278
                   Participation, Series 2006B, 5.000%, 11/01/31 - AMBAC
                   Insured

        7,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/10 at 100.00            A            7,431,300
                   International Airport, Series 1998A, 5.000%, 10/01/24 -
                   FGIC Insured (Alternative Minimum Tax)

        4,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/10 at 100.00            A            3,999,920
                   International Airport, Series 1998C, 5.000%, 10/01/23 -
                   NPFG Insured (Alternative Minimum Tax)

        5,390   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/12 at 100.00            A            5,551,323
                   International Airport, Series 2002, 5.750%, 10/01/18 - FGIC
                   Insured (Alternative Minimum Tax)

        2,645   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/15 at 100.00           A2            2,455,882
                   International Airport, Series 2005A, 5.000%, 10/01/38 -
                   CIFG Insured (Alternative Minimum Tax)

        5,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/19 at 100.00           A2            5,088,000
                   International Airport, Series 2009A, 5.500%, 10/01/41

        4,000   Miami-Dade County, Florida, General Obligation Bonds, Build        7/18 at 100.00          Aa2            4,253,920
                   Better Communities Program, Series 2009-B1, 5.625%, 7/01/38

       11,300   Miami-Dade County, Florida, Transit System Sales Surtax            7/18 at 100.00          AAA           11,550,182
                   Revenue Bonds, Series 2008, 5.000%, 7/01/35 - AGM Insured

        3,300   Miami-Dade County, Florida, Water and Sewer System Revenue        10/10 at 100.50          Aa2            3,328,182
                   Bonds, Series 1999A, 5.000%, 10/01/29 - FGIC Insured

        1,175   Naples, Florida, Water and Sewer Revenue Bonds, Series 2002,       9/12 at 100.00      Aa2 (4)            1,287,859
                   5.000%, 9/01/14 (Pre-refunded 9/01/12)

                North Broward Hospital District, Florida, Revenue and
                Improvement Bonds, Series 2001:
       12,125      6.000%, 1/15/31 (Pre-refunded 1/15/11)                          1/11 at 101.00       A2 (4)           12,724,218
        1,375      6.000%, 1/15/31 (Pre-refunded 1/15/11)                          1/11 at 101.00       A2 (4)            1,442,952

        2,475   Northern Palm Beach County Improvement District, Florida,          8/10 at 102.00          N/R            2,522,074
                   Revenue Bonds, Water Control and Improvement Development
                   Unit 19, Series 2000, 6.100%, 8/01/21 - RAAI Insured

        1,100   Okaloosa County, Florida, Water and Sewer Revenue Bonds,           7/16 at 100.00          AAA            1,118,018
                   Series 2006, 5.000%, 7/01/36 - AGM Insured

        2,000   Opa-Locka, Florida, Capital Improvement Revenue Bonds, Series      7/10 at 100.00            A            2,007,560
                   1994, 6.125%, 1/01/24 - FGIC Insured

        6,000   Orange County Health Facilities Authority, Florida, Hospital      11/10 at 101.00       A1 (4)            6,257,160
                   Revenue Bonds, Adventist Health System/Sunbelt Obligated
                   Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)

        5,000   Orange County Health Facilities Authority, Florida, Hospital      11/12 at 101.00      N/R (4)            5,516,650
                   Revenue Bonds, Adventist Health System/Sunbelt Obligated
                   Group, Series 2002, 5.250%, 11/15/18 (Pre-refunded 11/15/12)

                Orange County Health Facilities Authority, Florida, Hospital
                Revenue Bonds, Orlando Regional Healthcare System, Series 2002:
        3,695      5.750%, 12/01/27 (Pre-refunded 12/01/12)                       12/12 at 100.00          AAA            4,127,611
        1,000      5.750%, 12/01/32 (Pre-refunded 12/01/12)                       12/12 at 100.00          AAA            1,117,080

        2,440   Orange County School Board, Florida, Certificates of               8/14 at 100.00          Aa3            2,518,300
                   Participation, Series 2004A, 5.000%, 8/01/22 - AMBAC Insured

                Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
        1,665      5.125%, 1/01/20 - FGIC Insured                                  1/13 at 100.00           AA            1,729,852
        3,400      5.125%, 1/01/23 - FGIC Insured                                  1/13 at 100.00           AA            3,559,018

                Orlando Community Redevelopment Agency, Florida, Tax Increment
                Revenue Bonds, Republic Drive-Universal Boulevard - I-4
                Interchange Project, Series 2002:
        1,495      5.125%, 4/01/20 - AMBAC Insured                                 4/12 at 100.00          N/R            1,484,954
        1,225      5.125%, 4/01/21 - AMBAC Insured                                 4/12 at 100.00          N/R            1,206,845

32 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       5,000   Orlando Utilities Commission, Florida, Water and Electric            No Opt. Call          Aa1     $      5,116,900
                   Revenue Refunding Bonds, Series 1992, 6.000%, 10/01/10

        4,295   Orlando Utilities Commission, Florida, Water and Electric         10/12 at 100.00      Aa1 (4)            4,736,225
                   Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18
                   (Pre-refunded 10/01/12)

          575   Osceola County Industrial Development Authority, Florida,          8/11 at 101.00            A              550,649
                   Industrial Development Revenue Bonds, P.M. Wells Charter
                   School Project, Series 2001A, 5.000%, 8/01/23 - NPFG Insured

                Osceola County, Florida, Transportation Revenue Bonds, Osceola
                Parkway, Series 2004:
        3,745      5.000%, 4/01/22 - NPFG Insured                                  4/14 at 100.00          Aa3            3,860,983
        2,000      5.000%, 4/01/23 - NPFG Insured                                  4/14 at 100.00          Aa3            2,055,600

                Palm Beach County Health Facilities Authority, Florida,
                Hospital Revenue Refunding Bonds, BRCH Corporation Obligated
                Group, Series 2001:
        3,895      5.500%, 12/01/21                                               12/11 at 101.00         BBB-            3,533,895
        6,470      5.625%, 12/01/31                                               12/11 at 101.00         BBB-            5,524,733

        6,090   Palm Beach County School Board, Florida, Certificates of           8/16 at 100.00          AAA            6,702,349
                   Participation, Drivers Trust 2089, 12.735%, 8/01/31 - AGM
                   Insured (IF)

        2,040   Palm Beach County School Board, Florida, Certificates of           8/12 at 100.00          AAA            2,160,768
                   Participation, Series 2002D, 5.250%, 8/01/21 - AGM Insured

        1,500   Palm Beach County School Board, Florida, Certificates of           8/14 at 100.00          AA-            1,555,245
                   Participation, Series 2004A, 5.000%, 8/01/22 - FGIC Insured

        3,000   Palm Beach County School Board, Florida, Certificates of           8/17 at 100.00          AA-            3,097,380
                   Participation, Series 2007E, 5.000%, 8/01/27 - NPFG Insured

        4,490   Palm Beach County, Florida, Public Improvement Revenue Bonds,      6/15 at 100.00          AA+            4,601,127
                   Biomedical Research Park Project, Series 2005A, 5.000%,
                   6/01/25 - AMBAC Insured

        4,000   Palm Beach County, Florida, Water and Sewer Revenue Bonds, FPL    10/19 at 100.00          AAA            4,354,680
                   Reclaimed Water Project, Series 2009, 5.250%, 10/01/33

        6,545   Palm Beach County, Florida, Water and Sewer Revenue Bonds,        10/16 at 100.00          AAA            7,233,141
                   Series 2006A, Trust 2622, 11.746%, 10/01/36 (IF)

       10,000   Palm Beach County, Florida, Water and Sewer Revenue Bonds,        10/16 at 100.00          AAA           10,491,600
                   Series 2006A, 5.000%, 10/01/31 (UB)

        2,500   Polk County School District, Florida, Sales Tax Revenue Bonds,    10/14 at 100.00          AAA            2,781,375
                   Series 2004, 5.250%, 10/01/18 - AGM Insured

        2,060   Polk County, Florida, Utility System Revenue Bonds, Series        10/13 at 100.00          Aa3            2,167,635
                   2003, 5.250%, 10/01/22 - FGIC Insured

        2,000   Port Saint Lucie, Florida, Special Assessment Revenue Bonds,       7/17 at 100.00            A            1,837,880
                   Southwest Annexation District 1B, Series 2007, 5.000%,
                   7/01/33 - NPFG Insured

        1,350   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003,     9/13 at 100.00           A+            1,426,653
                   5.000%, 9/01/21 - NPFG Insured

          650   Reedy Creek Improvement District, Florida, Utility Revenue        10/15 at 100.00           A1              669,545
                   Bonds, Series 2005-1, 5.000%, 10/01/25 - AMBAC Insured

        3,240   Reedy Creek Improvement District, Orange and Osceola Counties,     4/14 at 100.00          Aa3            3,308,947
                   Florida, General Obligation Bonds, Series 2004A, 5.000%,
                   6/01/22 - NPFG Insured

        1,640   Rivercrest Community Development District, Florida, Special        5/18 at 100.00           A-            1,507,701
                   Assessment Bonds, Series 2007, 5.000%, 5/01/30 - RAAI
                   Insured

        2,750   Saint Johns County, Florida, Transportation Improvement           10/13 at 100.00          Aa3            2,828,485
                   Revenue Bonds, Series 2003, 5.000%, 10/01/23 - AMBAC Insured

        3,570   Seminole County, Florida, Water and Sewer Revenue Refunding          No Opt. Call        A (4)            4,295,424
                   and Improvement Bonds, Series 1992, 6.000%, 10/01/19 - NPFG
                   Insured (ETM)

        1,680   Seminole County, Florida, Water and Sewer Revenue Refunding          No Opt. Call            A            1,951,522
                   and Improvement Bonds, Series 1992, 6.000%, 10/01/19 - NPFG
                   Insured

          625   Sonoma Bay Community Development District, Florida, Special        5/15 at 100.00          N/R              562,619
                   Assessment Bonds, Series 2005A, 5.450%, 5/01/36

       10,000   South Broward Hospital District, Florida, Hospital Revenue         5/12 at 101.00      Aa3 (4)           11,007,600
                   Bonds, Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)

        7,500   South Florida Water Management District, Certificates of          10/16 at 100.00          AA+            7,746,375
                   Participation, Series 2006, Trust 1036, 9.062%, 10/01/36 -
                   AMBAC Insured (IF)

                                                           Nuveen Investments 33

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       5,000   South Florida Water Management District, Certificates of          10/16 at 100.00          AA+     $      5,082,100
                   Participation, Series 2006, 5.000%, 10/01/36 - AMBAC Insured

        2,455   South Miami Health Facilities Authority, Florida, Hospital         8/17 at 100.00          AA-            2,412,332
                   Revenue, Baptist Health System Obligation Group, Series
                   2007, 5.000%, 8/15/42 (UB)

                St. John's County Industrial Development Authority, Florida,
                First Mortgage Revenue Bonds, Presbyterian Retirement
                Communities, Series 2004A:
        2,250      5.850%, 8/01/24                                                 8/14 at 101.00          N/R            2,236,882
        3,135      5.625%, 8/01/34                                                 8/14 at 101.00          N/R            2,895,298

        5,000   Sumter County, Florida, Capital Improvement Revenue Bonds,         6/16 at 100.00            A            4,956,600
                   Series 2006, 5.000%, 6/01/36 - AMBAC Insured

          620   Tallahassee, Florida, Consolidated Utility System Revenue         10/15 at 100.00          Aa1              651,769
                   Bonds, Series 2005, 5.000%, 10/01/25 - AMBAC Insured

        5,000   Tallahassee, Florida, Energy System Revenue Bonds, Series         10/15 at 100.00           AA            5,106,800
                   2005, 5.000%, 10/01/35 - NPFG Insured

        5,000   Tampa Ba, Florida, Regional Water Supply Authority Utility        10/18 at 100.00          AA+            5,201,850
                   System Revenue Bonds, Series 2008, 5.000%, 10/01/34

                Tampa Sports Authority, Hillsborough County, Florida, Sales
                Tax Payments Special Purpose Bonds, Stadium Project, Series
                1995:
        1,250      5.750%, 10/01/20 - NPFG Insured                                   No Opt. Call            A            1,358,387
        2,785      5.750%, 10/01/25 - NPFG Insured                                   No Opt. Call            A            3,010,669

        9,535   Tampa-Hillsborough County Expressway Authority, Florida,           7/15 at 101.00           A-           10,391,529
                   Revenue Bonds, Series 2005, 5.000%, 7/01/16 - AMBAC Insured

                Volusia County School Board, Florida, Sales Tax Revenue Bonds,
                Series 2002:
       11,815      5.375%, 10/01/14 - AGM Insured                                 10/12 at 100.00          AAA           12,753,465
        8,605      5.375%, 10/01/15 - AGM Insured                                 10/12 at 100.00          AAA            9,288,495

        1,000   Volusia County, Florida, Tax Revenue Bonds, Tourist               12/14 at 100.00          Aa3            1,034,290
                   Development, Series 2004, 5.000%, 12/01/24 - AGM Insured

        1,585   Winter Springs, Florida, Water and Sewer Revenue Refunding         4/11 at 101.00            A            1,647,401
                   Bonds, Series 2001, 5.000%, 4/01/20 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
      522,050   Total Florida                                                                                           539,205,449
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

          500   Chatham County Hospital Authority, Savannah, Georgia, Hospital     1/14 at 100.00         Baa2              458,040
                   Revenue Bonds, Memorial Health University Medical Center
                   Inc., Series 2004A, 5.375%, 1/01/26

           10   Municipal Electric Authority of Georgia, Combustion Turbine       11/13 at 100.00          Aaa               11,394
                   Revenue Bonds, Series 2003A, 5.250%, 11/01/15 (Pre-refunded
                   11/01/13) - NPFG Insured

                Municipal Electric Authority of Georgia, Combustion Turbine
                Revenue Bonds, Series 2003A:
        3,405      5.250%, 11/01/15 - NPFG Insured                                11/13 at 100.00           A1            3,770,867
        3,365      5.000%, 11/01/18 - NPFG Insured                                11/13 at 100.00           A1            3,631,845

        2,235   Richmond County Development Authority, Georgia, Revenue Bonds,    12/14 at 100.00          N/R            2,151,813
                   Medical College of Georgia, Cancer Research Center Project,
                   Series 2004A, 5.000%, 12/15/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        9,515   Total Georgia                                                                                            10,023,959
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.5% (0.3% OF TOTAL INVESTMENTS)

          100   Idaho Housing Agency, Senior Lien Single Family Mortgage           7/10 at 100.00          Aaa              100,581
                   Bonds, Series 1995F, 6.450%, 7/01/27 (Alternative Minimum
                   Tax)

        3,095   Idaho Housing and Finance Association, GNMA Housing Revenue        3/12 at 105.00          Aaa            3,318,645
                   Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1,
                   7.250%, 3/20/37

          140   Idaho Housing and Finance Association, Single Family Mortgage      7/10 at 100.00          Aa1              140,784
                   Bonds, Series 1996G, 6.350%, 7/01/26 (Alternative Minimum
                   Tax)

          150   Idaho Housing and Finance Association, Single Family Mortgage      7/10 at 100.00          Aa2              153,951
                   Bonds, Series 2000B, 6.250%, 7/01/22 (Alternative Minimum
                   Tax)

          235   Idaho Housing and Finance Association, Single Family Mortgage      7/10 at 100.00          Aaa              244,151
                   Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum
                   Tax)

34 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO (continued)

                Madison County, Idaho, Hospital Revenue Certificates of
                Participation, Madison Memorial Hospital, Series 2006:
$       1,000      5.250%, 9/01/30                                                 9/16 at 100.00         BBB-     $        916,870
          470      5.250%, 9/01/37                                                 9/16 at 100.00         BBB-              414,310
------------------------------------------------------------------------------------------------------------------------------------
        5,190   Total Idaho                                                                                               5,289,292
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 9.2% (5.9% OF TOTAL INVESTMENTS)

        5,000   Chicago Board of Education, Illinois, Unlimited Tax General          No Opt. Call          Aa2            3,110,000
                   Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                   0.000%, 12/01/20 - FGIC Insured

       22,670   Chicago, Illinois, General Obligation Bonds, City Colleges,          No Opt. Call          Aa2           10,891,802
                   Series 1999, 0.000%, 1/01/25 - FGIC Insured

        1,175   Chicago, Illinois, GNMA Collateralized Multifamily Housing         6/10 at 101.00          Aaa            1,190,604
                   Revenue Bonds, Bryn Mawr-Belle Shores Project, Series 1997,
                   5.800%, 6/01/23 (Alternative Minimum Tax)

        2,135   Chicago, Illinois, Tax Increment Allocation Bonds,                 7/10 at 100.00          N/R            2,137,413
                   Read-Dunning Redevelopment Project, Series 1996B, 7.250%,
                   1/01/14

        2,180   Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary        7/10 at 100.00          N/R            2,183,357
                   Drainage and Ship Canal Redevelopment Project, Series
                   1997A, 7.750%, 1/01/14

        4,865   Cook County Community Consolidated School District 15,               No Opt. Call      Aa2 (4)            3,089,324
                   Palatine, Illinois, General Obligation Bonds, Series 2001,
                   0.000%, 12/01/20 - FGIC Insured (ETM)

        2,575   Cook County Community High School District 219, Niles                No Opt. Call         Baa1            1,471,561
                   Township, Illinois, General Obligation Capital Appreciation
                   Bonds, Series 2001, 0.000%, 12/01/20 - NPFG Insured

        3,615   Cook County Community High School District 219, Niles                No Opt. Call      N/R (4)            2,456,284
                   Township, Illinois, General Obligation Capital Appreciation
                   Bonds, Series 2001, 0.000%, 12/01/20 - NPFG Insured (ETM)

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        2,000      5.250%, 11/15/14                                                5/14 at 100.00            A            2,151,740
        4,420      5.250%, 11/15/15                                                5/14 at 100.00            A            4,696,736

          395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,       1/16 at 100.00          BB+              342,414
                   Series 2006, 5.125%, 1/01/25

        1,900   Illinois Finance Authority, Revenue Bonds, Provena Health,         8/19 at 100.00         BBB+            2,152,776
                   Series 2009A, 7.750%, 8/15/34

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/12 at 100.00          Aaa            1,092,760
                   Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                   5/15/12)

        3,090   Illinois Health Facilities Authority, Revenue Bonds, Lake          7/13 at 100.00          AA+            3,181,093
                   Forest Hospital, Series 2003, 6.000%, 7/01/33

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       No Opt. Call          Aa2            3,465,810
                   Lutheran General Health System, Series 1993C, 6.000%,
                   4/01/18

       10,000   Illinois State, General Obligation Refunding Bonds, Series         1/20 at 100.00          AAA           10,662,600
                   2010, 5.000%, 1/01/21 - AGM Insured

       11,000   Illinois, General Obligation Bonds, Illinois FIRST Program,          No Opt. Call          Aa3           12,852,510
                   Series 2001, 6.000%, 11/01/26 - FGIC Insured

        2,000   Illinois, General Obligation Bonds, Illinois FIRST Program,        2/12 at 100.00          Aa3            2,166,380
                   Series 2002, 5.500%, 2/01/18 - FGIC Insured

                Lake County Community Unit School District 60, Waukegan,
                Illinois, General Obligation Refunding Bonds, Series 2001B:
        3,230      0.000%, 11/01/19 - AGM Insured                                    No Opt. Call          Aa3            2,134,933
        1,740      0.000%, 11/01/21 - AGM Insured                                    No Opt. Call          Aa3            1,029,262

        4,020   Lake, Cook, Kane and McHenry Counties Community Unit School          No Opt. Call          AAA            4,766,072
                   District 220, Barrington, Illinois, General Obligation
                   Bonds, Series 2002, 5.250%, 12/01/20 - AGM Insured (UB)

                Lombard Public Facilities Corporation, Illinois, Second Tier
                   Conference Center and Hotel Revenue Bonds, Series 2005B:
          855      5.250%, 1/01/25                                                 1/16 at 100.00           AA              882,830
        1,750      5.250%, 1/01/30                                                 1/16 at 100.00           AA            1,779,872

       17,945   McHenry and Kane Counties Community Consolidated School              No Opt. Call          N/R            9,868,853
                   District 158, Huntley, Illinois, General Obligation Bonds,
                   Series 2003, 0.000%, 1/01/22 - FGIC Insured

        2,910   McHenry County Community High School District 154, Marengo,          No Opt. Call          Aa2            1,823,319
                   Illinois, Capital Appreciation School Bonds, Series 2001,
                   0.000%, 1/01/21 - FGIC Insured

                                                           Nuveen Investments 35

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$      2,975    Metropolitan Pier and Exposition Authority, Illinois, Revenue      6/12 at 101.00          AAA     $      3,019,506
                   Bonds, McCormick Place Expansion Project, Series 2002A,
                   5.000%, 12/15/28 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
     118,445    Total Illinois                                                                                           94,599,811
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.0% (1.3% OF TOTAL INVESTMENTS)

       1,000    Ball State University, Indiana, Student Fee Revenue Bonds,         1/12 at 100.00       A+ (4)            1,084,100
                   Series 2002K, 5.750%, 7/01/20 (Pre-refunded 1/01/12) - FGIC
                   Insured

       3,880    Indiana Finance Authority Health System Revenue Bonds, Sisters    11/19 at 100.00          Aa3            3,964,429
                   of St. Francis Health Services, Inc. Obligated Group,
                   Series 2009, 5.250%, 11/01/39

                Indiana Transportation Finance Authority, Highway Revenue
                Bonds, Series 2000:
         805       5.375%, 12/01/25 (Pre-refunded 12/01/10)                       12/10 at 100.00      AA+ (4)              829,174
       4,195       5.375%, 12/01/25 (Pre-refunded 12/01/10)                       12/10 at 100.00      AA+ (4)            4,320,976

                Indiana University, Student Fee Revenue Bonds, Series 2004P:
       2,750       5.000%, 8/01/22 - AMBAC Insured                                 8/14 at 100.00          Aa1            2,903,532
       1,600       5.000%, 8/01/24 - AMBAC Insured                                 8/14 at 100.00          Aa1            1,677,728

       4,300    Saint Joseph County, Indiana, Educational Facilities Revenue       3/18 at 100.00          Aaa            4,561,354
                   Bonds, University of Notre Dame du Lac, Refunding Series
                   2009., 5.000%, 3/01/36

       1,550    St. Joseph County Hospital Authority, Indiana, Revenue Bonds,      2/15 at 100.00          BB+            1,373,409
                   Madison Center Inc., Series 2005, 5.250%, 2/15/23
------------------------------------------------------------------------------------------------------------------------------------
      20,080    Total Indiana                                                                                            20,714,702
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.0% (0.6% OF TOTAL INVESTMENTS)

       2,000    Iowa Finance Authority, Healthcare Revenue Bonds, Genesis          7/10 at 100.00           A1            2,003,480
                   Medical Center, Series 2000, 6.250%, 7/01/25

       8,100    Iowa Tobacco Settlement Authority, Asset Backed Settlement         6/15 at 100.00          BBB            5,982,579
                   Revenue Bonds, Series 2005C, 5.500%, 6/01/42

       1,920    Iowa Tobacco Settlement Authority, Tobacco Settlement              6/11 at 101.00          AAA            2,016,058
                   Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25
                   (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
      12,020    Total Iowa                                                                                               10,002,117
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

          90    Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized           No Opt. Call          Aaa               91,921
                   Single Family Mortgage Revenue Refunding Bonds, Series
                   1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4% (0.3% OF TOTAL INVESTMENTS)

       4,300    Kentucky Economic Development Finance Authority, Hospital            No Opt. Call         Baa2            4,457,337
                   Facilities Revenue Bonds, Owensboro Medical Health System,
                   Series 2010A, 6.500%, 3/01/45
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.6% (2.3% OF TOTAL INVESTMENTS)

          60    Bossier Public Trust Financing Authority, Louisiana, Single        8/10 at 100.00          AAA               60,065
                   Family Mortgage Revenue Refunding Bonds, Series 1995B,
                   6.125%, 8/01/28

       4,350    Louisiana Citizens Property Insurance Corporation, Assessment      6/16 at 100.00           A-            4,394,805
                   Revenue Bonds, Series 2006B, 5.000%, 6/01/22 - AMBAC Insured

       4,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds,     8/15 at 100.00           A+            4,001,480
                   Franciscan Missionaries of Our Lady Health System, Series
                   2005A, 5.250%, 8/15/31

       2,700    Louisiana Public Facilities Authority, Revenue Bonds, Ochsner      5/17 at 100.00         Baa1            2,453,166
                   Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Louisiana State, Gasoline Tax Revenue Bonds, Series 2006A:
      14,550       4.750%, 5/01/39 - AGM Insured (UB)                             5/16 at 100.000          AAA           14,583,902
       5,920       4.500%, 5/01/41 - FGIC Insured (UB)                            5/16 at 100.000          Aa1            5,832,324

                Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
          25       5.500%, 5/15/30                                                 5/11 at 101.00          BBB               25,033
       6,265       5.875%, 5/15/39                                                 5/11 at 101.00          BBB            6,074,043
------------------------------------------------------------------------------------------------------------------------------------
      37,870    Total Louisiana                                                                                          37,424,818
------------------------------------------------------------------------------------------------------------------------------------

36 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.4% (0.3% OF TOTAL INVESTMENTS)

$       1,865   Baltimore, Maryland, Senior Lien Convention Center Hotel           9/16 at 100.00          Baa3    $      1,651,532
                   Revenue Bonds, Series 2006A, 5.250%, 9/01/26 - SYNCORA GTY
                   Insured

        1,205   Maryland Economic Development Corporation, Student Housing         6/16 at 100.00          Baa2           1,153,763
                   Revenue Refunding Bonds, University of Maryland College Park
                   Projects, Series 2006, 5.000%, 6/01/28 - CIFG Insured

        1,390   Maryland Health and Higher Educational Facilities Authority,       7/14 at 100.00        A2 (4)           1,594,719
                   Revenue Bonds, LifeBridge Health System, Series 2004A,
                   5.250%, 7/01/19 (Pre-refunded 7/01/14)
------------------------------------------------------------------------------------------------------------------------------------
        4,460   Total Maryland                                                                                            4,400,014
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.1% (2.6% OF TOTAL INVESTMENTS)

        1,625   Massachusetts Development Finance Agency, Pioneer Valley             No Opt. Call           N/R           1,567,459
                   Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series
                   2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)

        1,410   Massachusetts Development Finance Agency, Pioneer Valley             No Opt. Call           N/R           1,279,913
                   Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series
                   2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

        1,000   Massachusetts Development Finance Authority, Revenue Bonds,       10/14 at 100.00           BBB             988,260
                   Hampshire College, Series 2004, 5.700%, 10/01/34

        9,175   Massachusetts Health and Educational Facilities Authority,        10/11 at 101.00          BBB+           9,195,644
                   Revenue Bonds, Berkshire Health System, Series 2001E,
                   5.700%, 10/01/25 - RAAI Insured

        1,100   Massachusetts Health and Educational Facilities Authority,         1/11 at 100.00           BBB           1,086,096
                   Revenue Bonds, Caritas Christi Obligated Group, Series
                   1999A, 5.625%, 7/01/20

        2,645   Massachusetts Health and Educational Facilities Authority,         5/12 at 100.00           N/R           2,330,959
                   Revenue Bonds, New England Medical Center Hospitals, Series
                   2002H, 5.000%, 5/15/25 - FGIC Insured

          105   Massachusetts Health and Educational Facilities Authority,         5/12 at 100.00       N/R (4)             113,680
                   Revenue Bonds, New England Medical Center Hospitals, Series
                   2002H, 5.000%, 5/15/25 (Pre-refunded 5/15/12) - FGIC Insured

        3,795   Massachusetts Water Resources Authority, General Revenue Bonds,    2/17 at 100.00           AAA           3,703,275
                   Series 2007A, 4.500%, 8/01/46 - AGM Insured (UB)

                Massachusetts, General Obligation Bonds, Consolidated Loan,
                Series 2002E:
       11,400      5.250%, 1/01/21 (Pre-refunded 1/01/13) - AGM Insured            1/13 at 100.00           AAA          12,607,602
        1,850      5.250%, 1/01/21 (Pre-refunded 1/01/13) - AGM Insured            1/13 at 100.00           AAA           2,045,970

                Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,
                Series 2004:
        2,250      5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured           1/14 at 100.00        A1 (4)           2,531,633
        4,000      5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured           1/14 at 100.00        A1 (4)           4,500,680
------------------------------------------------------------------------------------------------------------------------------------
       40,355   Total Massachusetts                                                                                      41,951,171
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.7% (2.4% OF TOTAL INVESTMENTS)

        7,000   Detroit, Michigan, Distributable State Aid General Obligation     11/20 at 100.00           AA-           7,022,400
                   Bonds, Limited Tax Series 2010, 5.250%, 11/01/35

                Grand Rapids and Kent County Joint Building Authority,
                Michigan, Limited Tax General Obligation Bonds, Devos Place
                Project, Series 2001:
        7,660      0.000%, 12/01/21                                                  No Opt. Call           AAA           4,809,331
        7,955      0.000%, 12/01/22                                                  No Opt. Call           AAA           4,721,531
        8,260      0.000%, 12/01/23                                                  No Opt. Call           AAA           4,641,377
        8,575      0.000%, 12/01/24                                                  No Opt. Call           AAA           4,558,642

        1,200   Kent Hospital Finance Authority, Michigan, Revenue Bonds,          7/15 at 100.00           BB+           1,079,484
                   Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        6,200   Michigan State Hospital Finance Authority, Hospital Revenue       11/19 at 100.00            A1           6,156,228
                   Bonds, Henry Ford Health System, Refunding Series 2009,
                   5.750%, 11/15/39

        1,500   Michigan State Hospital Finance Authority, Revenue Bonds,         12/16 at 100.00            AA           1,486,245
                   Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                   (UB)

          340   Monroe County Hospital Finance Authority, Michigan, Mercy          6/16 at 100.00          Baa3             282,169
                   Memorial Hospital Corporation Revenue Bonds, Series 2006,
                   5.500%, 6/01/35

                                                           Nuveen Investments 37

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       3,270   Romulus Community Schools, Wayne County, Michigan, General         5/13 at 100.00           Aa2    $      3,454,330
                   Obligation Bonds, Series 2003, 5.000%, 5/01/22
------------------------------------------------------------------------------------------------------------------------------------
       51,960   Total Michigan                                                                                           38,211,737
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        8,165   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete       7/14 at 100.00            A2           8,293,435
                   Inc., Series 2004, 4.950%, 7/01/22

                Minneapolis-St. Paul Housing and Redevelopment Authority,
                Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
        1,000      6.000%, 12/01/18                                               12/13 at 100.00          Baa1           1,036,720
        1,050      5.875%, 12/01/29                                               12/13 at 100.00          Baa1           1,055,481

        2,400   Minneapolis-St. Paul Metropolitan Airports Commission,             1/11 at 100.00           AAA           2,479,800
                   Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%,
                   1/01/25 (Pre-refunded 1/01/11) - FGIC Insured

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,             1/11 at 100.00         A (4)           3,099,750
                   Minnesota, Subordinate Airport Revenue Bonds, Series 2001C,
                   5.250%, 1/01/26 (Pre-refunded 1/01/11) - FGIC Insured

          275   Minnesota Housing Finance Agency, Rental Housing Bonds, Series     8/10 at 100.00           AA+             276,158
                   1995D, 5.950%, 2/01/18 - NPFG Insured

          260   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,    7/10 at 100.00           AA+             260,281
                   Series 1996G, 6.250%, 7/01/26 (Alternative Minimum Tax)

          800   Minnesota Housing Finance Agency, Single Family Remarketed         1/11 at 101.00           AA+             812,048
                   Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31 (Alternative
                   Minimum Tax)

        1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,         10/14 at 100.00            A3           1,063,680
                   Series 2004A, 5.250%, 10/01/19

          540   Southern Minnesota Municipal Power Agency, Power Supply System     7/10 at 100.00           Aaa             548,386
                   Revenue Bonds, Series 1992B, 5.750%, 1/01/11 (ETM)

        1,620   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health     7/14 at 100.00       N/R (4)           1,869,205
                   Services, Series 2003B, 5.500%, 7/01/25 (Pre-refunded
                   7/01/14)

        1,000   St. Paul Housing and Redevelopment Authority, Minnesota,          11/15 at 100.00           BB+             995,970
                   Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------
       21,110   Total Minnesota                                                                                          21,790,914
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4% (0.2% OF TOTAL INVESTMENTS)

        3,675   Mississippi Hospital Equipment and Facilities Authority,           9/14 at 100.00            AA           3,772,645
                   Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                   5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.3% (1.5% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri, Revenue    2/14 at 100.00           N/R           1,988,220
                   Bonds, Lutheran Senior Services - Heisinger Project, Series
                   2004, 5.250%, 2/01/24

          200   Hannibal Industrial Development Authority, Missouri, Health        3/16 at 100.00          BBB+             195,964
                   Facilities Revenue Bonds, Hannibal Regional Hospital, Series
                   2006, 5.000%, 3/01/22

        2,885   Joplin Industrial Development Authority, Missouri, Health          2/15 at 102.00          BBB+           2,879,230
                   Facilities Revenue Bonds, Freeman Health System, Series
                   2004, 5.500%, 2/15/24

        9,000   Kansas City, Missouri, Airport Revenue Bonds, General              9/12 at 100.00            A+           9,626,310
                   Improvement Projects, Series 2003B, 5.250%, 9/01/17 - FGIC
                   Insured

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
          780      6.000%, 6/01/20                                                   No Opt. Call             A             853,125
        1,525      5.000%, 6/01/35                                                 6/15 at 100.00             A           1,402,405

        1,000   Missouri Health and Educational Facilities Authority, Revenue      5/13 at 100.00            AA           1,023,270
                   Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24

        1,200   Missouri Health and Educational Facilities Authority, Revenue      2/14 at 100.00          BBB+           1,224,540
                   Bonds, Lake Regional Health System, Series 2003, 5.125%,
                   2/15/18

        1,080   Missouri Health and Educational Facilities Authority, Revenue      6/11 at 101.00           AA-           1,104,397
                   Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/21
                   - AMBAC Insured

38 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI (continued)

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
$         170      5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured          6/11 at 101.00       AA- (4)    $        180,268
        1,250      5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured          6/11 at 101.00       AA- (4)           1,325,500
        2,000      5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured          6/11 at 101.00       AA- (4)           2,120,800
------------------------------------------------------------------------------------------------------------------------------------
       23,090   Total Missouri                                                                                           23,924,029
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,470   Municipal Energy Agency of Nebraska, Power Supply System           4/13 at 100.00           AAA           1,544,470
                   Revenue Bonds, Series 2003A, 5.250%, 4/01/23 - AGM Insured

        5,000   Omaha Public Power District, Nebraska, Electric System Revenue     2/17 at 100.00           Aa1           5,135,050
                   Bonds, Series 2007A, 5.000%, 2/01/43

        1,050   Omaha Public Power District, Nebraska, Separate Electric           2/17 at 100.00           AA+           1,637,202
                   System Revenue Bonds, Nebraska City 2, Series 2006A, Trust
                   11673, 19.751%, 2/01/49 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
        7,520   Total Nebraska                                                                                            8,316,722
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.2% (3.3% OF TOTAL INVESTMENTS)

       10,410   Clark County School District, Nevada, General Obligation           6/12 at 100.00        AA (4)          11,409,985
                   Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12)
                   - NPFG Insured

       10,000   Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien       1/20 at 100.00           Aa3          10,623,900
                   Series 2010B, 5.750%, 7/01/42

                Clark County, Nevada, General Obligation Bonds, Bond Bank
                Refunding Series 2009:
        3,520      5.000%, 6/01/27                                                 6/19 at 100.00           Aaa           3,679,315
        3,695      5.000%, 6/01/28                                                 6/19 at 100.00           Aaa           3,842,578
        3,880      5.000%, 6/01/29                                                 6/19 at 100.00           Aaa           4,014,442

                Clark County, Nevada, General Obligation Transportation Bonds,
                Refunding Series 2010B:
        4,915      5.000%, 7/01/25                                                 1/20 at 100.00           Aaa           5,180,557
        4,160      5.000%, 7/01/26                                                 1/20 at 100.00           Aaa           4,357,933

        5,795   Clark County, Nevada, Motor Vehicle Fuel Tax Highway               7/13 at 100.00           AA-           5,949,958
                   Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                   AMBAC Insured

        4,000   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,      7/14 at 100.00           Aa3           4,089,240
                   Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

        1,000   Director of Nevada State Department of Business and Industry,      7/10 at 100.00          Caa2             321,190
                   Revenue Bonds, Las Vegas Monorail Project, First Tier,
                   Series 2000, 5.375%, 1/01/40 - AMBAC Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
       51,375   Total Nevada                                                                                             53,469,098
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 4.8% (3.1% OF TOTAL INVESTMENTS)

        5,480   Essex County Improvement Authority, New Jersey, Lease Revenue     12/13 at 100.00           Aa2           5,817,513
                   Bonds, Series 2003, 5.125%, 12/15/20 - AGM Insured

          135   Essex County Improvement Authority, New Jersey, Lease Revenue     12/13 at 100.00       Aa2 (4)             153,791
                   Bonds, Series 2003, 5.125%, 12/15/20 (Pre-refunded
                   12/15/13) - AGM Insured

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        1,325      5.250%, 9/01/24                                                 9/15 at 100.00           AA-           1,417,989
        1,000      5.250%, 9/01/26                                                 9/15 at 100.00           AA-           1,057,800

          520   New Jersey Health Care Facilities Financing Authority, New         7/18 at 100.00          Baa2             518,534
                   Jersey, Revenue Bonds, Saint Peters University Hospital,
                   Series 2007, 5.750%, 7/01/37

        3,675   New Jersey Housing and Mortgage Finance Agency, Multifamily        5/10 at 100.00            A+           3,675,919
                   Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 -
                   AMBAC Insured (Alternative Minimum Tax)

       17,300   New Jersey Transportation Trust Fund Authority, Transportation       No Opt. Call           AA-           4,681,380
                   System Bonds, Capital Appreciation Series 2010A, 0.000%,
                   12/15/33

        3,425   New Jersey Transportation Trust Fund Authority, Transportation       No Opt. Call           AA-           3,849,940
                   System Bonds, Refunding Series 2006A, 5.250%, 12/15/20

        3,400   New Jersey Transportation Trust Fund Authority, Transportation     6/13 at 100.00           AAA           3,860,734
                   System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded
                   6/15/13)

        4,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,        7/13 at 100.00            A+           4,301,480
                   5.000%, 1/01/19 - FGIC Insured

        3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,        1/15 at 100.00           AAA           3,196,170
                   5.000%, 1/01/24 - AGM Insured

        5,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2009H,        1/19 at 100.00            A+           5,166,650
                   5.000%, 1/01/36

                                                           Nuveen Investments 39

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

$      10,555   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/17 at 100.00           BBB   $       8,857,439
                   Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%,
                   6/01/29

        2,870   Union County Utilities Authority, New Jersey, Solid Waste          6/10 at 100.00          Baa3           2,870,144
                   Facility Subordinate Lease Revenue Bonds, Ogden Martin
                   Systems of Union Inc., Series 1998A, 5.350%, 6/01/23 -
                   AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       61,685   Total New Jersey                                                                                         49,425,483
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 7.0% (4.5% OF TOTAL INVESTMENTS)

        5,000   Dormitory Authority of the State of New York, FHA-Insured          2/15 at 100.00             A           5,016,400
                   Revenue Bonds, Montefiore Medical Center, Series 2005,
                   5.000%, 2/01/28 - FGIC Insured

        1,500   Dormitory Authority of the State of New York, State and Local      7/14 at 100.00           AA-           1,617,240
                   Appropriation Lease Bonds, Upstate Community Colleges,
                   Series 2004B, 5.250%, 7/01/19

        1,250   Hempstead Town Industrial Development Agency, New York,           10/15 at 100.00             A           1,280,925
                   Revenue Bonds, Adelphi University, Civic Facility Project,
                   Series 2005, 5.000%, 10/01/30

        5,025   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00             A           4,677,119
                   Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured

        3,300   Long Island Power Authority, New York, Electric System Revenue    11/16 at 100.00             A           3,061,872
                   Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG Insured

        2,500   New York City Transitional Finance Authority, New York, Future     2/14 at 100.00           AAA           2,677,025
                   Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (UB)

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Series 2003B:
        6,875      5.000%, 8/01/23 (UB)                                            8/13 at 100.00           AAA           7,306,338
        7,260      5.000%, 8/01/24 (UB)                                            8/13 at 100.00           AAA           7,716,218

           35   New York City, New York, General Obligation Bonds, Fiscal            No Opt. Call            AA              35,082
                   Series 1996J, 5.500%, 2/15/26

        2,150   New York City, New York, General Obligation Bonds, Fiscal          3/15 at 100.00            AA           2,252,233
                   Series 2005J, 5.000%, 3/01/25

        5,000   New York City, New York, General Obligation Bonds, Fiscal          4/15 at 100.00            AA           5,257,600
                   Series 2005M, 5.000%, 4/01/24 (UB)

        4,000   New York City, New York, General Obligation Bonds, Series          8/14 at 100.00            AA           4,434,000
                   2004C-1, 5.250%, 8/15/20 (UB)

        1,855   New York Convention Center Development Corporation, Hotel Fee     11/15 at 100.00           AA+           2,104,869
                   Revenue Bonds, Trust 2364, 16.925%, 11/15/44 - AMBAC
                   Insured (IF)

                New York State Municipal Bond Bank Agency, Special School
                Purpose Revenue Bonds, Series 2003C:
        6,000      5.250%, 6/01/20                                                 6/13 at 100.00            A+           6,437,280
        5,100      5.250%, 6/01/21                                                 6/13 at 100.00            A+           5,440,017

                New York State Tobacco Settlement Financing Corporation,
                Tobacco Settlement Asset-Backed and State Contingency
                Contract-Backed Bonds, Series 2003A-1:
        3,400      5.500%, 6/01/16                                                 6/10 at 100.00           AA-           3,411,526
        2,000      5.500%, 6/01/19                                                 6/13 at 100.00           AA-           2,183,880

        6,250   Port Authority of New York and New Jersey, Special Project           No Opt. Call             A           6,617,000
                   Bonds, JFK International Air Terminal LLC, Sixth Series
                   1997, 6.250%, 12/01/15 - NPFG Insured (Alternative Minimum
                   Tax)
------------------------------------------------------------------------------------------------------------------------------------
       68,500   Total New York                                                                                           71,526,624
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,775   Charlotte-Mecklenberg Hospital Authority, North Carolina,          1/18 at 100.00           AA-           1,811,884
                   Carolinas HealthCare System Revenue Bonds, Series 2008,
                   Trust 1149, 14.932%, 1/15/47 (IF)

        1,995   Durham Urban Redevelopment Authority, North Carolina,              8/10 at 102.00           AAA           2,041,464
                   FHA-Insured Mortgage Loan Revenue Bonds, Durham Hosiery
                   Mill, Series 1987, 7.500%, 8/01/29 (Alternative Minimum Tax)

          420   North Carolina Housing Finance Agency, Single Family Revenue       9/10 at 100.00            AA             420,500
                   Bonds, Series 1996JJ, 6.450%, 9/01/27 (Alternative Minimum
                   Tax)

                North Carolina Infrastructure Finance Corporation,
                Certificates of Participation, Correctional Facilities,
                Series 2004A:
        1,250      5.000%, 2/01/21                                                 2/14 at 100.00           AA+           1,343,850
        2,445      5.000%, 2/01/22                                                 2/14 at 100.00           AA+           2,620,453
------------------------------------------------------------------------------------------------------------------------------------
        7,885   Total North Carolina                                                                                      8,238,151
------------------------------------------------------------------------------------------------------------------------------------

40 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.0% (0.0% OF TOTAL INVESTMENTS)

$         325   North Dakota Housing Finance Agency, Home Mortgage Finance         7/10 at 100.00           Aa1    $        339,999
                   Program Bonds, Series 2000C, 6.150%, 7/01/31
                   (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.6% (1.7% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
        1,085      5.125%, 6/01/24                                                 6/17 at 100.00           BBB           1,002,323
          900      5.875%, 6/01/30                                                 6/17 at 100.00           BBB             762,111
          845      5.750%, 6/01/34                                                 6/17 at 100.00           BBB             664,854
        1,965      5.875%, 6/01/47                                                 6/17 at 100.00           BBB           1,474,968

        3,000   Columbus City School District, Franklin County, Ohio, General     12/14 at 100.00           AAA           3,491,670
                   Obligation Bonds, Series 2004, 5.250%, 12/01/24
                   (Pre-refunded 12/01/14) - AGM Insured

                Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth
                Corporation, Series 2003C:
        2,330      5.250%, 5/15/17 - NPFG Insured                                  5/13 at 100.00            AA           2,442,539
        4,105      5.250%, 5/15/18 - NPFG Insured                                  5/13 at 100.00            AA           4,286,400

       10,000   Greene County, Ohio, Hospital Facilities Revenue Bonds,            4/19 at 100.00             A          10,182,900
                   Kettering Health Nretwork Series 2009, 5.500%, 4/01/39

        2,000   Ohio Housing Finance Agency, FHA-Insured Multifamily Housing       7/10 at 100.00           Aa2           2,000,480
                   Mortgage Revenue Bonds, Courtyards of Kettering, Series
                   1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       26,230   Total Ohio                                                                                               26,308,245
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.3% (1.5% OF TOTAL INVESTMENTS)

          750   Norman Regional Hospital Authority, Oklahoma, Hospital Revenue     9/16 at 100.00           BB+             622,148
                   Bonds, Series 2005, 5.375%, 9/01/36

                Oklahoma Development Finance Authority, Revenue Bonds, Saint
                John Health System, Series 2007:
        2,690      5.000%, 2/15/37                                                 2/17 at 100.00             A           2,541,969
        1,020      5.000%, 2/15/42                                                 2/17 at 100.00             A             950,936

       10,000   Oklahoma Municipal Power Authority, Power Supply System            1/17 at 100.00             A           9,340,700
                   Revenue Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured

        5,000   Oklahoma State Student Loan Authority, Senior Lien Revenue         6/11 at 102.00           AAA           5,022,850
                   Bonds, Series 2001A-1, 5.625%, 6/01/31 (Alternative
                   Minimum Tax)

        5,460   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00            AA           5,468,845
                   Revenue Bonds, Saint Francis Health System, Series 2006,
                   5.000%, 12/15/36 (UB)

           99   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00            AA              99,129
                   Revenue Bonds, Saint Francis Health System, Series 2006,
                   Trust 3500, 8.380% 12/15/36 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       25,019   Total Oklahoma                                                                                           24,046,577
------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.8% (0.5% OF TOTAL INVESTMENTS)

        7,860   Multnomah County Hospital Facilities Authority, Oregon,           10/14 at 100.00            AA           8,631,931
                   Revenue Bonds, Sisters of Providence Health System, Series
                   2004, 5.500%, 10/01/21 (UB)
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.4% (1.5% OF TOTAL INVESTMENTS)

        3,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage       12/15 at 100.00             A           3,580,605
                   Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - NPFG Insured

        1,500   Annville-Cleona School District, Lebanon County, Pennsylvania,     3/15 at 100.00           Aa3           1,633,380
                   General Obligation Bonds, Series 2005, 6.000%, 3/01/28 - AGM
                   Insured

          500   Bucks County Industrial Development Authority, Pennsylvania,       3/17 at 100.00           BBB             430,675
                   Charter School Revenue Bonds, School Lane Charter School,
                   Series 2007A, 5.000%, 3/15/37

        1,050   Delaware Valley Regional Finance Authority, Pennsylvania,            No Opt. Call            A2           1,158,822
                   Local Government Revenue Bonds, Series 1997B, 5.700%,
                   7/01/27 - AMBAC Insured

        5,850   Pennsylvania Public School Building Authority, Lease Revenue      12/16 at 100.00           AAA           5,581,719
                   Bonds, School District of Philadelphia, Series 2006B,
                   4.500%, 6/01/32 - AGM Insured

        1,000   Pennsylvania State University, General Revenue Bonds, Series       9/15 at 100.00            AA           1,073,600
                   2005, 5.000%, 9/01/29

       15,000   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,         12/27 at 100.00            A2          10,081,350
                   Capital Appreciation Series 2009E, 0.000%, 12/01/38

                                                           Nuveen Investments 41

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$       1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,          6/16 at 100.00          Aa3     $      1,102,721
                   Series 2006A, 5.000%, 12/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       29,450   Total Pennsylvania                                                                                       24,642,872
------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.9% (0.6% OF TOTAL INVESTMENTS)

        8,750   Puerto Rico Sales Tax Financing Corporation, Sales Tax             8/29 at 100.00           A+            5,210,013
                   Revenue Bonds, First Subordinate Series 2010A, 0.000%,
                   8/01/33

        5,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement         5/12 at 100.00          BBB            4,368,150
                   Asset-Backed Refunding Bonds, Series 2002, 5.500%,
                   5/15/39
------------------------------------------------------------------------------------------------------------------------------------
       13,750   Total Puerto Rico                                                                                         9,578,163
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.7% (1.1% OF TOTAL INVESTMENTS)

                Rhode Island Tobacco Settlement Financing Corporation,
                Tobacco Settlement Asset-Backed Bonds, Series 2002A:
        7,700      6.000%, 6/01/23                                                 6/12 at 100.00          BBB            7,777,462
        6,160      6.125%, 6/01/32                                                 6/12 at 100.00          BBB            5,974,892
        4,300      6.250%, 6/01/42                                                 6/12 at 100.00          BBB            4,127,656
------------------------------------------------------------------------------------------------------------------------------------
       18,160   Total Rhode Island                                                                                       17,880,010
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 5.9% (3.8% OF TOTAL INVESTMENTS)

        9,000   Berkeley County School District, South Carolina,                  12/13 at 100.00           A1            9,253,890
                   Installment Purchase Revenue Bonds, Securing Assets for
                   Education, Series 2003, 5.250%, 12/01/24

       15,445   Greenville County School District, South Carolina,                12/12 at 101.00       AA (4)           17,533,318
                   Installment Purchase Revenue Bonds, Series 2002,
                   5.875%, 12/01/17 (Pre-refunded 12/01/12)

        2,500   Greenville, South Carolina, Hospital Facilities Revenue            5/13 at 100.00          AA-            2,535,450
                   Refunding Bonds, Series 2003A, 5.000%, 5/01/25 - AMBAC
                   Insured

        7,600   Piedmont Municipal Power Agency, South Carolina, Electric          7/10 at 100.00            A            7,207,536
                   Revenue Bonds, Series 1991, 4.000%, 1/01/23 - NPFG
                   Insured

        1,250   South Carolina JOBS Economic Development Authority,               11/12 at 100.00       A3 (4)            1,392,050
                   Economic Development Revenue Bonds, Bon Secours Health
                   System Inc., Series 2002A, 5.625%, 11/15/30
                   (Pre-refunded 11/15/12)

        4,750   South Carolina JOBS Economic Development Authority,               11/12 at 100.00           A-            4,754,845
                   Economic Development Revenue Bonds, Bon Secours Health
                   System Inc., Series 2002B, 5.625%, 11/15/30

                South Carolina JOBS Economic Development Authority,
                Hospital Refunding and Improvement Revenue Bonds,
                Palmetto Health Alliance, Series 2003C:
        1,335      6.875%, 8/01/27 (Pre-refunded 8/01/13)                          8/13 at 100.00     BBB+ (4)            1,565,795
          165      6.875%, 8/01/27 (Pre-refunded 8/01/13)                          8/13 at 100.00     BBB+ (4)              194,218
        4,450      6.375%, 8/01/34 (Pre-refunded 8/01/13)                          8/13 at 100.00     BBB+ (4)            5,149,585
          550      6.375%, 8/01/34 (Pre-refunded 8/01/13)                          8/13 at 100.00     BBB+ (4)              638,759

        8,100   South Carolina Transportation Infrastructure Bank, Revenue        10/12 at 100.00          Aa3            8,149,167
                   Bonds, Series 2002A, 5.000%, 10/01/33 - AMBAC Insured

        1,980   Tobacco Settlement Revenue Management Authority, South             5/12 at 100.00      BBB (4)            2,046,231
                   Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                   2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
       57,125   Total South Carolina                                                                                     60,420,844
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,200   Johnson City Health and Educational Facilities Board,              7/16 at 100.00         BBB+            3,067,136
                   Tennessee, Revenue Bonds, Mountain States Health
                   Alliance, Series 2006A, 5.500%, 7/01/36

          530   Memphis-Shelby County Airport Authority, Tennessee,                9/10 at 101.00           A2              535,963
                   Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/19 -
                   AMBAC Insured (Alternative Minimum Tax)

                Sumner County Health, Educational, and Housing Facilities
                Board, Tennessee, Revenue Refunding Bonds, Sumner
                Regional Health System Inc., Series 2007:
          800      5.500%, 11/01/37 (7)                                           11/17 at 100.00          N/R              519,520
        1,000      5.500%, 11/01/46 (7)                                           11/17 at 100.00          N/R              649,400
------------------------------------------------------------------------------------------------------------------------------------
        5,530   Total Tennessee                                                                                           4,772,019
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.4% (4.8% OF TOTAL INVESTMENTS)

        5,810   Board of Regents, University of Texas System, Financing            2/17 at 100.00          AAA            5,741,616
                   System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

42 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       5,110   Brazos River Authority, Texas, Pollution Control Revenue           4/13 at 101.00         Caa3     $      3,057,364
                   Refunding Bonds, TXU Electric Company, Series 1999C,
                   7.700%, 3/01/32 (Alternative Minimum Tax)

       10,000   Brazos River Harbor Navigation District, Brazoria County,          5/12 at 101.00         BBB-           10,104,100
                   Texas, Environmental Facilities Revenue Bonds, Dow
                   Chemical Company Project, Series 2002A-6, 6.250%,
                   5/15/33 (Mandatory put 5/15/17) (Alternative Minimum
                   Tax)

        1,000   Bryan, Brazos County, Texas, Electric System Revenue               7/17 at 100.00           A+            1,016,190
                   Bonds, Series 2009, 5.000%, 7/01/34

        3,345   Fort Worth, Texas, Water and Sewerage Revenue Bonds,               2/12 at 100.00      Aa1 (4)            3,638,390
                   Series 2001, 5.625%, 2/15/19 (Pre-refunded 2/15/12)

        5,000   Gulf Coast Industrial Development Authority, Texas, Waste          6/10 at 100.00          BBB            4,719,050
                   Disposal Revenue Bonds, Valero Refining and Marketing
                   Company Project, Series 1997, 5.600%, 12/01/31
                   (Alternative Minimum Tax)

                Harris County Health Facilities Development Corporation,
                Texas, Hospital Revenue Bonds, Memorial Hermann
                Healthcare System, Series 2004A:
        1,000      5.000%, 12/01/20                                               12/14 at 100.00            A            1,011,380
        1,000      5.000%, 12/01/21                                               12/14 at 100.00            A            1,008,100
        2,500      5.125%, 12/01/22                                               12/14 at 100.00            A            2,525,800

        2,925   Harris County-Houston Sports Authority, Texas, Senior Lien        11/11 at 100.00            A            2,749,939
                   Revenue Bonds, Series 2001G, 5.250%, 11/15/30 - NPFG
                   Insured

        4,000   Houston, Texas, First Lien Combined Utility System Revenue         5/14 at 100.00           AA            4,288,440
                   Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       10,850   Houston, Texas, Hotel Occupancy Tax and Special Revenue              No Opt. Call           A2            4,596,169
                   Bonds, Convention and Entertainment Project, Series
                   2001B, 0.000%, 9/01/25 - AMBAC Insured

          725   Keller Independent School District, Tarrant County, Texas,         8/11 at 100.00          AAA              758,133
                   Unlimited Tax General Obligation Refunding Bonds,
                   Series 2001, 5.250%, 8/15/26

                Kerrville Health Facilities Development Corporation,
                Texas, Revenue Bonds, Sid Peterson Memorial Hospital
                Project, Series 2005:
          800      5.250%, 8/15/21                                                   No Opt. Call         BBB-              781,960
        1,250      5.125%, 8/15/26                                                   No Opt. Call         BBB-            1,147,888

        3,100   North Texas Thruway Authority, Second Tier System Revenue          1/18 at 100.00           A3            3,254,411
                   Refunding Bonds, Series 2008, 5.750%, 1/01/38

        2,000   Pearland Independent School District, Brazoria County,             2/11 at 100.00          AAA            2,077,080
                   Texas, Unlimited Tax Schoolhouse Bonds, Series 2001A,
                   5.250%, 2/15/22 (Pre-refunded 2/15/11)

        1,000   Sabine River Authority, Texas, Pollution Control Revenue          11/15 at 100.00          CCC              468,300
                   Bonds, TXU Electric Company, Series 2001C, 5.200%,
                   5/01/28

        3,935   Spring Branch Independent School District, Harris County,          2/11 at 100.00          AAA            4,077,683
                   Texas, Limited Tax Schoolhouse and Refunding Bonds,
                   Series 2001, 5.125%, 2/01/26 (Pre-refunded 2/01/11)

        7,100   Tarrant County Cultural & Educational Facilities Financing         2/17 at 100.00          AA-            7,148,209
                   Corporation, Texas, Revenue Bonds, Texas Health
                   Resources, Series 2007, 5.000%, 2/15/36 (UB)

        3,755   Texas State, General Obligation Bonds, Series 2008, Trust          4/17 at 100.00          Aaa            5,073,643
                   3213, 13.470%, 4/01/33 (IF)

        3,900   Texas, General Obligation Bonds, Veterans Housing                 12/11 at 101.00          Aaa            3,944,538
                   Assistance Program Fund II, Series 2001C-1, 5.200%,
                   12/01/21 (Alternative Minimum Tax) (UB)

        2,905   Weatherford Independent School District, Parker County,             2/11 at 44.73          AAA            1,256,151
                   Texas, Unlimited Tax School Building and Refunding
                   Bonds, Series 2001, 0.000%, 2/15/25

        4,040   Weatherford Independent School District, Parker County,             2/11 at 44.73          AAA            1,799,982
                   Texas, Unlimited Tax School Building and Refunding
                   Bonds, Series 2001, 0.000%, 2/15/25 (Pre-refunded
                   2/15/11)
------------------------------------------------------------------------------------------------------------------------------------
       87,050   Total Texas                                                                                              76,244,516
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.6% (0.4% OF TOTAL INVESTMENTS)

        6,335   Riverton, Utah, Hospital Revenue Bonds, IHC Health                 8/19 at 100.00          AA+            6,466,768
                   Services, Inc., Series 2009, 5.000%, 8/15/41

           65   Utah Housing Finance Agency, Single Family Mortgage Bonds,         7/10 at 101.00          AAA               66,866
                   Series 1997C, 5.600%, 7/01/18 (Alternative Minimum Tax)

           50   Utah Housing Finance Agency, Single Family Mortgage Bonds,         7/10 at 100.00          Aaa               50,075
                   Series 1997E-2, 5.875%, 1/01/19 (Alternative Minimum
                   Tax)
------------------------------------------------------------------------------------------------------------------------------------
        6,450   Total Utah                                                                                                6,583,709
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 43

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 0.1% (0.1% OF TOTAL INVESTMENTS)

$         900   Virgin Islands Public Finance Authority, Revenue Bonds,            1/15 at 100.00         Baa3     $        821,638
                   Refinery Project Hovensa LLC, Series 2007, 4.700%,
                   7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 6.3% (4.1% OF TOTAL INVESTMENTS)

       15,000   Chelan County Public Utility District 1, Washington, Hydro         7/12 at 100.00           AA           14,914,500
                   Consolidated System Revenue Bonds, Series 2002A,
                   5.450%, 7/01/37 - AMBAC Insured (Alternative Minimum
                   Tax)

        6,000   Energy Northwest, Washington, Electric Revenue Refunding           7/12 at 100.00          Aaa            6,552,960
                   Bonds, Columbia Generating Station - Nuclear Project 2,
                   Series 2002C, 5.750%, 7/01/17 - NPFG Insured

        5,000   Energy Northwest, Washington, Electric Revenue Refunding           7/13 at 100.00          Aaa            5,576,350
                   Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16
                   (UB)

       10,080   King County School District 401, Highline, Washington,             6/12 at 100.00          AA+           11,063,606
                   General Obligation Bonds, Series 2002, 5.500%, 12/01/16
                   - FGIC Insured

        2,500   King County, Washington, Sewer Revenue Bonds, Series 2009,         1/19 at 100.00          AA+            2,674,875
                   5.250%, 1/01/42

        6,965   Port of Seattle, Washington, Revenue Bonds, Series 1999A,          9/12 at 100.00           A1            7,311,578
                   5.250%, 9/01/22 - FGIC Insured

        2,820   Skagit County Public Hospital District 1, Washington,             12/14 at 100.00           A1            3,016,610
                   General Obligation Bonds, Series 2004A, 5.375%,
                   12/01/19 - NPFG Insured

        2,500   Snohomish County, Washington, Limited Tax General                 12/11 at 100.00           AA            2,634,400
                   Obligation Bonds, Series 2001, 5.125%, 12/01/22 - NPFG
                   Insured

        5,000   Washington Health Care Facilities Authority, Revenue               7/19 at 100.00            A            5,163,150
                   Bonds, Fred Hutchinson Cancer Research Center, Series
                   2009A, 6.000%, 1/01/33

        1,000   Washington State Health Care Facilities Authority, Revenue           No Opt. Call          N/R              826,060
                   Bonds, Northwest Hospital and Medical Center of
                   Seattle, Series 2007, 5.700%, 12/01/32

                Washington State Tobacco Settlement Authority, Tobacco
                Settlement Asset-Backed Revenue Bonds, Series 2002:
        3,025      6.500%, 6/01/26                                                 6/13 at 100.00          BBB            3,077,877
        2,115      6.625%, 6/01/32                                                 6/13 at 100.00          BBB            2,126,231
------------------------------------------------------------------------------------------------------------------------------------
       62,005   Total Washington                                                                                         64,938,197
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue            10/11 at 100.00          BBB            5,049,300
                   Bonds, Appalachian Power Company, Series 2003L, 5.500%,
                   10/01/22

        1,000   Pleasants County, West Virginia, Pollution Control Revenue        10/10 at 100.00         Baa3              994,140
                   Bonds, West Penn Power Company Pleasants Station
                   Project, Series 1999E, 5.500%, 4/01/29 - AMBAC Insured
                   (Alternative Minimum Tax)

        2,355   West Virginia University, Unlimited Tax General Revenue           10/14 at 100.00           A+            2,433,069
                   Bonds, Student Fees, Series 2004C, 5.000%, 10/01/24 -
                   FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        8,355   Total West Virginia                                                                                       8,476,509
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.0% (1.3% OF TOTAL INVESTMENTS)

        5,170   Wisconsin Health and Educational Facilities Authority,             7/10 at 100.00           A3            5,169,690
                   Revenue Bonds, Aurora Health Care Inc., Series 1999A,
                   5.600%, 2/15/29

        1,000   Wisconsin Health and Educational Facilities Authority,             4/20 at 100.00           A3            1,009,460
                   Revenue Bonds, Aurora Health Care, Inc., Series 2010A,
                   5.625%, 4/15/39

          315   Wisconsin Health and Educational Facilities Authority,             5/16 at 100.00          BBB              263,649
                   Revenue Bonds, Divine Savior Healthcare, Series 2006,
                   5.000%, 5/01/32

        1,000   Wisconsin Health and Educational Facilities Authority,             5/14 at 100.00         BBB+            1,001,060
                   Revenue Bonds, Fort Healthcare Inc., Series 2004,
                   5.750%, 5/01/24

        3,215   Wisconsin Health and Educational Facilities Authority,             8/10 at 100.00            A            3,217,861
                   Revenue Bonds, Marshfield Clinic, Series 1997, 5.625%,
                   2/15/17 - NPFG Insured

        4,530   Wisconsin Health and Educational Facilities Authority,             8/16 at 100.00         BBB+            4,135,754
                   Revenue Bonds, Wheaton Franciscan Healthcare System,
                   Series 2006, 5.250%, 8/15/34

        5,300   Wisconsin State, General Obligation Bonds, Series 2006,            5/16 at 100.00           AA            5,560,707
                   4.750%, 5/01/25 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       20,530   Total Wisconsin                                                                                          20,358,181
------------------------------------------------------------------------------------------------------------------------------------

44 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.3% (0.2% OF TOTAL INVESTMENTS)

$      2,750    Sweetwater County, Wyoming, Solid Waste Disposal Revenue          12/15 at 100.00         BBB+     $      2,662,743
                   Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                   (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$  1,713,414    Total Investments (cost $1,547,990,283) - 155.4%                                                      1,601,308,130
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.9)%                                                                     (102,434,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                     18,914,930
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value -
                   (47.3)% (6)                                                                                         (487,525,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                       $ 1,030,264,060
                ====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.4%.

  (7) For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 45

NPT | Nuveen Premium Income Municipal Fund 4, Inc.
    | Portfolio of Investments
                                                      April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.3% (2.8% OF TOTAL INVESTMENTS)

$       5,150   Alabama 21st Century Authority, Tobacco Settlement Revenue        12/11 at 101.00           A-     $      5,280,913
                   Bonds, Series 2001, 5.750%, 12/01/16

       11,895   Alabama Special Care Facilities Financing Authority,               7/10 at 100.00          Aaa           11,939,487
                   Birmingham, Hospital Revenue Bonds, Daughters of Charity
                   National Health System - Providence Hospital and St.
                   Vincent's Hospital, Series 1995, 5.000%, 11/01/25 (ETM)

        5,000   Alabama Special Care Facilities Financing Authority, Revenue      11/16 at 100.00          Aa1            5,066,650
                   Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39
                   (UB)

        1,000   Birmingham Special Care Facilities Financing Authority,           11/15 at 100.00         Baa2              880,640
                   Alabama, Revenue Bonds, Baptist Health System Inc., Series
                   2005A, 5.000%, 11/15/30

        1,000   Courtland Industrial Development Board, Alabama, Pollution         6/15 at 100.00          BBB              923,080
                   Control Revenue Bonds, International Paper Company, Series
                   2005A, 5.000%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
       24,045   Total Alabama                                                                                            24,090,770
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,665   Alaska Housing Finance Corporation, General Housing Purpose       12/14 at 100.00           AA            1,703,245
                   Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured (UB)

        3,065   Alaska Municipal Bond Bank Authority, General Obligation          12/13 at 100.00       A+ (4)            3,501,150
                   Bonds, Series 2003E, 5.250%, 12/01/26 (Pre-refunded
                   12/01/13) - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        4,730   Total Alaska                                                                                              5,204,395
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        5,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,           7/13 at 100.00           A1            4,948,150
                   Multipurpose Stadium Facility Project, Series 2003A,
                   5.000%, 7/01/31 - NPFG Insured

        3,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call            A            2,675,280
                   Bonds, Citigroup Energy Inc Prepay Contract Obligations,
                   Series 2007, 5.000%, 12/01/37

        1,000   Watson Road Community Facilities District, Arizona, Special        7/16 at 100.00          N/R              812,340
                   Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30
------------------------------------------------------------------------------------------------------------------------------------
        9,000   Total Arizona                                                                                             8,435,770
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

        -- (5)  Lonoke County Residential Housing Facilities Board, Arkansas,     10/10 at 100.00          Aa1                   49
                   FNMA Mortgage-Backed Securities Program Single Family
                   Mortgage Revenue Refunding Bonds, Series 1993A, 7.900%,
                   4/01/11
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 17.9% (11.7% OF TOTAL INVESTMENTS)

       10,000   Anaheim Public Finance Authority, California, Public               9/17 at 100.00           A1            8,598,500
                   Improvement Project Lease Bonds, Series 2007A-1, 4.375%,
                   3/01/37 - FGIC Insured

       17,000   California Health Facilities Financing Authority, Health           3/13 at 100.00            A           16,525,359
                   Facility Revenue Bonds, Adventist Health System/West,
                   Series 2003A, 5.000%, 3/01/33

        5,000   California Health Facilities Financing Authority, Revenue          4/16 at 100.00           A+            4,799,800
                   Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                   4/01/37

        2,900   California Health Facilities Financing Authority, Revenue         11/16 at 100.00          Aa3            2,673,191
                   Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)

        2,000   California Infrastructure Economic Development Bank, Revenue       8/11 at 102.00           A+            2,022,900
                   Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                   5.550%, 8/01/31

        1,220   California State Public Works Board, Lease Revenue Bonds,         11/19 at 100.00           A2            1,310,805
                   Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34

        1,500   California State Public Works Board, Lease Revenue Bonds,          3/20 at 100.00           A2            1,542,990
                   Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30

        1,030   California Statewide Communities Development Authority,           10/19 at 100.00         BBB-            1,029,938
                   Revenue Bonds, American Baptist Homes of the West, Series
                   2010, 6.250%, 10/01/39

        1,050   California Statewide Communities Development Authority, School     1/19 at 100.00          N/R            1,039,784
                   Facility Revenue Bonds, Aspire Public Schools, Series 2010,
                   6.000%, 7/01/40

        1,000   California Statewide Community Development Authority, Revenue      7/15 at 100.00          BBB              840,150
                   Bonds, Daughters of Charity Health System, Series 2005A,
                   5.000%, 7/01/39

46 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       1,685   California Statewide Community Development Authority, Revenue      5/18 at 100.00          Aa3     $      1,764,330
                   Bonds, Sutter Health, Tender Option Bond Trust 3175,
                   13.554%, 11/15/48 (IF)

       19,095   California, General Obligation Bonds, Series 2005, 5.000%,         6/15 at 100.00           A1           19,119,632
                   6/01/33 - CIFG Insured

        4,780   Foothill/Eastern Transportation Corridor Agency, California,         No Opt. Call          AAA            4,500,274
                   Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14 (ETM)

        1,000   Glendale Redevelopment Agency, Central Glendale Redevelopment     12/16 at 100.00           A-            1,002,140
                   Project, California, Tax Allocation Bonds, Series 2010,
                   5.500%, 12/01/24

        1,000   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00          AAA            1,167,570
                   Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                   6.750%, 6/01/39 (Pre-refunded 6/01/13)

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
        1,000      5.750%, 6/01/47                                                 6/17 at 100.00          BBB              770,830
          610      5.125%, 6/01/47                                                 6/17 at 100.00          BBB              426,018

        3,190   Hillsborough City School District, San Mateo County,                 No Opt. Call          AAA            1,367,776
                   California, General Obligation Bonds, Series 2006B, 0.000%,
                   9/01/27

        2,700   M-S-R Energy Authority, California, Gas Revenue Bonds,               No Opt. Call            A            3,192,480
                   Citigroup Prepay Contracts, Series 2009C, 7.000%, 11/01/34

        3,000   Palomar Pomerado Health Care District, California,                11/19 at 100.00         Baa2            3,165,420
                   Certificates of Participation, Series 2009, 6.625%, 11/01/29

       11,310   San Francisco Bay Area Rapid Transit District, California,         7/16 at 100.00          AAA           10,545,218
                   Sales Tax Revenue Bonds, Refunding Series 2006A, 4.250%,
                   7/01/31 - AGM Insured (UB)

          670   San Francisco Redevelopment Finance Authority, California, Tax     8/19 at 100.00           A-              721,530
                   Allocation Revenue Bonds, Mission Bay North Redevelopment
                   Project, Series 2009C, 6.500%, 8/01/39

                San Joaquin Hills Transportation Corridor Agency, Orange
                County, California, Toll Road Revenue Refunding Bonds,
                Series 1997A:
        4,430      0.000%, 1/15/32 - NPFG Insured                                    No Opt. Call            A              800,280
       31,300      0.000%, 1/15/34 - NPFG Insured                                    No Opt. Call            A            4,829,590

        4,000   San Luis Obispo County Financing Authority, California,            9/17 at 100.00          AA+            4,155,440
                   Revenue Bonds, Nacimiento Water Project, Tender Option Bond
                   Trust 3030, 17.078%, 9/01/38 - NPFG Insured (IF)

        1,945   South Gate Public Financing Authority, California, Water             No Opt. Call            A            2,048,202
                   Revenue Refunding Bonds, Series 1996A, 6.000%, 10/01/12 -
                   FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      134,415   Total California                                                                                         99,960,147
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.8% (2.5% OF TOTAL INVESTMENTS)

        1,465   Colorado Health Facilities Authority, Colorado, Revenue Bonds,       No Opt. Call          N/R            1,492,278
                   American Baptist Homes Project, Series 2009A, 7.750%,
                   8/01/39

        2,000   Colorado Health Facilities Authority, Revenue Refunding Bonds,     9/11 at 100.00       AA (4)            2,122,560
                   Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21
                   (Pre-refunded 9/01/11)

          280   Colorado Housing Finance Authority, Single Family Program         10/10 at 105.00          Aa2              303,873
                   Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

        1,925   Denver City and County, Colorado, Airport System Revenue             No Opt. Call           A+            2,121,774
                   Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum
                   Tax)

                Denver Convention Center Hotel Authority, Colorado, Senior
                Revenue Bonds, Convention Center Hotel, Series 2003A:
        2,940      5.000%, 12/01/20 (Pre-refunded 12/01/13) - SYNCORA GTY         12/13 at 100.00      N/R (4)            3,296,269
                     Insured
       10,000      5.000%, 12/01/33 (Pre-refunded 12/01/13) - SYNCORA GTY         12/13 at 100.00      N/R (4)           11,211,800
                     Insured

          755   Jefferson County School District R1, Colorado, General            12/14 at 100.00          AAA              873,588
                   Obligation Bonds, Series 2004, 5.000%, 12/15/22
                   (Pre-refunded 12/15/14) - AGM Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       19,365   Total Colorado                                                                                           21,422,142
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,500   Harbor Point Infrastructure Improvement District, Connecticut,     4/20 at 100.00          N/R            2,629,350
                   Special Obligation Revenue Bonds, Harbor Point Project,
                   Series 2010A, 7.875%, 4/01/39
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 47

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.6% (1.1% OF TOTAL INVESTMENTS)

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
$       9,670      0.000%, 4/01/26 (Pre-refunded 4/01/11) - NPFG Insured            4/11 at 42.15        A (4)     $      4,052,697
       15,235      0.000%, 4/01/30 (Pre-refunded 4/01/11) - NPFG Insured            4/11 at 32.93        A (4)            4,988,701
------------------------------------------------------------------------------------------------------------------------------------
       24,905   Total District of Columbia                                                                                9,041,398
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 7.0% (4.5% OF TOTAL INVESTMENTS)

          250   Brevard County Health Facilities Authority, Florida, Revenue       4/19 at 100.00           A-              276,328
                   Bonds, Health First Inc. Project, Series 2009B, 7.000%,
                   4/01/39

        5,000   Broward County School Board, Florida, Certificates of              7/13 at 100.00          Aa3            5,024,350
                   Participation, Series 2003, 5.000%, 7/01/28 - NPFG Insured

        5,000   Hillsborough County Aviation Authority, Florida, Revenue Bonds,   10/13 at 100.00          Aa3            5,180,250
                   Tampa International Airport, Series 2003A, 5.250%, 10/01/18
                   - NPFG Insured (Alternative Minimum Tax)

        5,000   Martin County Industrial Development Authority, Florida,           6/10 at 100.00          BB+            4,999,300
                   Industrial Development Revenue Bonds, Indiantown
                   Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative
                   Minimum Tax)

        1,380   Miami-Dade County Housing Finance Authority, Florida,              1/11 at 102.00          AAA            1,417,205
                   Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
                   Series 2000-5A, 5.850%, 7/01/20 - AGM Insured (Alternative
                   Minimum Tax)

        3,385   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/15 at 100.00           A2            3,151,164
                   International Airport, Series 2005A, 5.000%, 10/01/37 -
                   SYNCORA GTY Insured (Alternative Minimum Tax)

        5,455   South Miami Health Facilities Authority, Florida, Hospital         8/17 at 100.00          AA-            5,360,192
                   Revenue, Baptist Health System Obligation Group, Series
                   2007, 5.000%, 8/15/42 (UB)

       11,000   Sunrise, Florida, Utility System Revenue Refunding Bonds,         10/18 at 100.00          N/R           10,999,560
                   Series 1998, 5.000%, 10/01/28 - AMBAC Insured

        1,470   Tolomato Community Development District, Florida, Special          5/14 at 101.00          N/R            1,087,991
                   Assessment Bonds, Series 2006, 5.400%, 5/01/37

        1,765   Westchester Community Development District 1, Florida, Special     5/13 at 101.00          N/R            1,455,543
                   Assessment Bonds, Series 2003, 6.000%, 5/01/23
------------------------------------------------------------------------------------------------------------------------------------
       39,705   Total Florida                                                                                            38,951,883
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 3.4% (2.3% OF TOTAL INVESTMENTS)

        1,000   Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series    1/19 at 100.00          N/R            1,018,950
                   2008A. Remarketed, 7.500%, 1/01/31

        4,400   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series         No Opt. Call           A1            4,803,128
                   1999A, 5.500%, 11/01/22 - FGIC Insured

        1,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series      11/19 at 100.00          AAA            1,566,150
                   2009B, 5.250%, 11/01/34 - AGM Insured

        2,500   Gainesville and Hall County Hospital Authority, Georgia,           2/20 at 100.00           A-            2,432,450
                   Revenue Anticipation Certificates, Northeast Georgia Health
                   Services Inc., Series 2010A, 5.000%, 2/15/30

        2,880   Georgia Municipal Electric Authority, General Power Revenue          No Opt. Call           A+            3,020,918
                   Bonds, Series 1992B, 8.250%, 1/01/11

        5,450   Georgia Municipal Electric Authority, General Power Revenue          No Opt. Call       A1 (4)            6,493,730
                   Bonds, Series 1993B, 5.700%, 1/01/19 - FGIC Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
       17,730   Total Georgia                                                                                            19,335,326
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.7% (0.5% OF TOTAL INVESTMENTS)

        2,000   Honolulu City and County, Hawaii, General Obligation Refunding       No Opt. Call          Aa1            2,247,040
                   and Improvement Bonds, Series 1993B, 5.000%, 10/01/13

        1,580   Honolulu City and County, Hawaii, General Obligation Refunding       No Opt. Call          Aaa            1,782,524
                   and Improvement Bonds, Series 1993B, 5.000%, 10/01/13 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
        3,580   Total Hawaii                                                                                              4,029,564
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)

          985   Idaho Housing and Finance Association, Single Family Mortgage        No Opt. Call          Aa3            1,022,016
                   Revenue Bonds, Series 2009BI, 5.650%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 15.9% (10.3% OF TOTAL INVESTMENTS)

        4,000   Chicago Board of Education, Illinois, General Obligation Lease       No Opt. Call          Aa2            4,421,200
                   Certificates, Series 1992A, 6.250%, 1/01/15 - NPFG Insured

48 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       5,550   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A,    1/11 at 101.00          AAA     $      5,550,888
                   5.125%, 1/01/26 - AGM Insured (Alternative Minimum Tax)

          415   Chicago, Illinois, Third Lien General Airport Revenue Bonds,       1/16 at 100.00           A1              416,191
                   O'Hare International Airport, Series 2005A, 5.000%, 1/01/33
                   - FGIC Insured

                Cook County School District 99, Cicero, Illinois, General
                Obligation School Bonds, Series 1997:
        1,455      8.500%, 12/01/13 - FGIC Insured                                   No Opt. Call          N/R            1,776,540
        1,685      8.500%, 12/01/15 - FGIC Insured                                   No Opt. Call          N/R            2,169,033

        5,945   Illinois Development Finance Authority, GNMA Collateralized        4/11 at 105.00          Aaa            6,760,476
                   Mortgage Revenue Bonds, Greek American Nursing Home
                   Committee, Series 2000A, 7.600%, 4/20/40

        2,515   Illinois Finance Authority, Revenue Bonds, Northwestern            8/14 at 100.00      N/R (4)            2,912,898
                   Memorial Hospital, Series 2004A, 5.250%, 8/15/34
                   (Pre-refunded 8/15/14)

          500   Illinois Finance Authority, Revenue Bonds, Provena Health,         8/19 at 100.00         BBB+              566,520
                   Series 2009A, 7.750%, 8/15/34

        1,665   Illinois Finance Authority, Revenue Bonds, Rush University         5/19 at 100.00           A-            1,800,281
                   Medical Center Obligated Group, Series 2009C, 6.625%,
                   11/01/39

        5,565   Illinois Finance Authority, Revenue Bonds, Sherman Health          8/17 at 100.00          BBB            5,055,079
                   Systems, Series 2007A, 5.500%, 8/01/37

                Illinois Finance Authority, Revenue Bonds, Silver Cross
                Hospital and Medical Centers, Series 2009:
        2,000      6.875%, 8/15/38                                                 8/19 at 100.00          BBB            2,128,880
        2,000      7.000%, 8/15/44                                                 8/19 at 100.00          BBB            2,134,180

          500   Illinois Finance Authority, Revenue Bonds, Southern Illinois       3/20 at 100.00          AAA              514,675
                   Healthcare Enterprises, Inc., Series 2005 Remarketed,
                   5.250%, 3/01/30 - AGM Insured

        3,000   Illinois Finance Authority, Revenue Refunding Bonds,               5/19 at 100.00         BBB+            3,059,940
                   Resurrection Health Care Corporation, Series 2009, 6.125%,
                   5/15/25

        4,000   Illinois Health Facilities Authority, FHA-Insured Mortgage         8/13 at 100.00          AAA            4,005,680
                   Revenue Refunding Bonds, Sinai Health System, Series 2003,
                   5.150%, 2/15/37

        4,000   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/12 at 100.00          Aaa            4,371,040
                   Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                   5/15/12)

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,     1/13 at 100.00         Baa1            2,989,530
                   Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22

        3,930   Illinois Health Facilities Authority, Revenue Refunding Bonds,       No Opt. Call          Aa2            4,453,397
                   Lutheran General Health System, Series 1993C, 7.000%, 4/01/14

        9,795   Lake, Cook, Kane and McHenry Counties Community Unit School          No Opt. Call          AAA           11,574,164
                   District  220, Barrington, Illinois, General Obligation
                   Bonds, Series 2002, 5.250%, 12/01/19 - AGM Insured (UB)

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        9,500      0.000%, 6/15/24 - NPFG Insured                                  6/22 at 101.00          AAA            7,634,105
        4,540      5.000%, 12/15/28 - NPFG Insured                                 6/12 at 101.00          AAA            4,607,918
       36,040      0.000%, 6/15/40 - NPFG Insured                                    No Opt. Call          AAA            6,090,039

        3,050   Regional Transportation Authority, Cook, DuPage, Kane, Lake,         No Opt. Call          Aa2            3,748,786
                   McHenry and Will Counties, Illinois, General Obligation
                   Bonds, Series 1990A, 7.200%, 11/01/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      114,650   Total Illinois                                                                                           88,741,440
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 8.7% (5.7% OF TOTAL INVESTMENTS)

                Carmel Redevelopment Authority, Indiana, Lease Rent Revenue
                Bonds, Series 2005:
        1,950      0.000%, 2/01/24                                                   No Opt. Call          AA+            1,018,212
        2,705      0.000%, 2/01/25                                                   No Opt. Call          AA+            1,330,671

        3,000   Hospital Authority of Delaware County, Indiana, Hospital           8/16 at 100.00         Baa3            2,671,590
                   Revenue Bonds, Cardinal Health System, Series 2006, 5.250%,
                   8/01/36

        3,965   Indiana Educational Facilities Authority, Revenue Bonds, Butler    2/11 at 100.00            A            4,028,519
                   University, Series 2001, 5.500%, 2/01/26 - NPFG Insured

        1,050   Indiana Finance Authority, Educational Facilities Revenue         10/19 at 100.00         BBB-            1,100,789
                   Bonds, Drexel Foundation For Educational Excellence, Inc.,
                   Series 2009A, 7.000%, 10/01/39

        1,500   Indiana Finance Authority, Hospital Refunding Revenue Bonds,       3/20 at 100.00           A-            1,441,230
                   Floyd Memorial Hospital and Health Services Project, Series
                   2010, 5.125%, 3/01/30

                                                           Nuveen Investments 49

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$      22,000   Indiana Health Facility Financing Authority, Hospital Revenue      8/10 at 101.50       A+ (4)     $     22,660,435
                   Bonds, Clarian Health Obligated Group, Series 2000A, 5.500%,
                   2/15/30 (Pre-refunded 8/15/10) - NPFG Insured

        2,650   Indiana Health Facility Financing Authority, Hospital Revenue        No Opt. Call          AAA            3,007,724
                   Refunding Bonds, Columbus Regional Hospital, Series 1993,
                   7.000%, 8/15/15 - AGM Insured

        4,000   Indiana Transportation Finance Authority, Highway Revenue          6/13 at 100.00          AAA            4,163,480
                   Bonds, Series 2003A, 5.000%, 6/01/23 - AGM Insured

        6,000   Indiana Transportation Finance Authority, Highway Revenue          6/13 at 100.00          AAA            6,707,700
                   Bonds, Series 2003A, 5.000%, 6/01/24 (Pre-refunded 6/01/13)
                   - AGM Insured

          420   Marion County Convention and Recreational Facilities Authority,    7/10 at 100.00            A              420,134
                   Indiana, Excise Tax Lease Rental Revenue Bonds, Series
                   1997A, 5.000%, 6/01/27 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       49,240   Total Indiana                                                                                            48,550,484
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.6% (0.4% OF TOTAL INVESTMENTS)

          400   Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa      8/19 at 100.00          Aa3              428,188
                   Health System, Series 2008A, 5.625%, 8/15/37 - AGC Insured

        1,000   Iowa Finance Authority, Health Facility Revenue Bonds, Care        7/16 at 100.00          BB+              829,850
                   Initiatives Project, Series 2006A, 5.000%, 7/01/20

        2,000   Iowa Student Loan Liquidity Corporation, Student Loan Revenue     12/19 at 100.00           A1            2,047,780
                   Bonds, Refunding Series 2009-2, 5.500%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------------
        3,400   Total Iowa                                                                                                3,305,818
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.0% (1.3% OF TOTAL INVESTMENTS)

        2,000   Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical    9/10 at 100.00           A+            2,003,340
                   Center, Series 2000A, 5.500%, 9/01/25 - AMBAC Insured

          600   Overland Park Transportation Development District, Kansas,         4/20 at 100.00          BBB              603,996
                   Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010,
                   5.900%, 4/01/32 (WI/DD, Settling 5/13/10)

        6,825   Sedgwick County Unified School District 259, Wichita, Kansas,      9/10 at 100.00           AA            6,851,140
                   General Obligation Bonds, Series 2000, 3.500%, 9/01/16

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and    6/14 at 100.00            A            1,780,100
                   Electric Company, Series 2004, 5.300%, 6/01/31 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       11,175   Total Kansas                                                                                             11,238,576
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,000   Kentucky Economic Development Finance Authority, Hospital          6/20 at 100.00         Baa2            1,021,180
                   Facilities Revenue Bonds, Owensboro Medical Health System,
                   Series 2010A, 6.000%, 6/01/30
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 5.2% (3.4% OF TOTAL INVESTMENTS)

          165   DeSoto Parish, Louisiana, Environmental Improvement Revenue       11/14 at 100.00          BBB              164,210
                   Bonds, International Paper Company Project, Series 2004A,
                   5.000%, 11/01/18 (Alternative Minimum Tax)

        1,000   Louisiana Local Government Environmental Facilities & Community   11/17 at 100.00           BB            1,031,940
                   Development Authority, Revenue Bonds, Westlake Chemical
                   Corporation Project, Series 2007, 6.750%, 11/01/32

        1,750   Louisiana Local Government Environmental Facilities and            6/12 at 105.00          Aaa            1,876,543
                   Community Development Authority, GNMA Collateralized
                   Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series
                   2002A, 6.500%, 6/20/37

        5,150   Louisiana Public Facilities Authority, Hospital Revenue Bonds,     8/15 at 100.00           A+            5,149,588
                   Franciscan Missionaries of Our Lady Health System, Series
                   2005A, 5.250%, 8/15/32

        3,800   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner      5/17 at 100.00         Baa1            3,452,604
                   Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Louisiana State, Gasoline Tax Revenue Bonds, Series 2006A:
        1,480      4.750%, 5/01/39 - AGM Insured (UB)                              5/16 at 100.00          AAA            1,483,448
       15,820      4.500%, 5/01/41 - FGIC Insured (UB)                             5/16 at 100.00          Aa1           15,585,706

          170   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,          5/16 at 100.00          Aa1              159,943
                   Residuals 660, 15.661%, 5/01/41 - FGIC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
       29,335   Total Louisiana                                                                                          28,903,982
------------------------------------------------------------------------------------------------------------------------------------

50 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.2% (0.1% OF TOTAL INVESTMENTS)

$       1,250   Maine Health and Higher Educational Facilities Authority           7/20 at 100.00          Aa3     $      1,264,825
                   Revenue Bonds, Series 2010A, 5.000%, 7/01/40
------------------------------------------------------------------------------------------------------------------------------------

                MARYLAND - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,815   Maryland Community Development Administration, Housing Revenue     7/10 at 100.00          Aa2            1,817,741
                   Bonds, Series 1996A, 5.875%, 7/01/16

        2,900   Maryland Community Development Administration, Housing Revenue     7/10 at 100.00          Aa2            2,902,697
                   Bonds, Series 1997A, 6.000%, 7/01/39 (Alternative Minimum
                   Tax)

           50   Maryland Health and Higher Educational Facilities Authority,       8/14 at 100.00           A2               51,314
                   Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        2,210   Maryland Health and Higher Educational Facilities Authority,       7/16 at 100.00            A            2,101,843
                   Revenue Bonds, Western Maryland Health, Series 2006A,
                   4.750%, 7/01/36 - NPFG Insured

        2,315   Montgomery County Housing Opportunities Commission, Maryland,      7/10 at 100.00          Aaa            2,320,649
                   Multifamily Housing Development Bonds, Series 2000B, 6.125%,
                   7/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        9,290   Total Maryland                                                                                            9,194,244
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        3,585   Massachusetts Development Finance Agency, Revenue Bonds, Curry     3/15 at 100.00          BBB            3,240,266
                   College, Series 2005A, 5.000%, 3/01/35 - ACA Insured

        1,000   Massachusetts Development Finance Agency, Revenue Bonds,          10/12 at 102.00          N/R              809,750
                   Orchard Cove, Series 2007, 5.250%, 10/01/26

        1,000   Massachusetts Health and Educational Facilities Authority,         7/15 at 100.00          BB-              659,570
                   Revenue Bonds, Milton Hospital Project, Series 2005D,
                   5.375%, 7/01/35

        1,900   Massachusetts Health and Educational Facilities Authority,         7/19 at 100.00          BBB            1,938,475
                   Revenue Refunding Bonds, Suffolk University Issue, Series
                   2009A, 5.750%, 7/01/39

        3,465   Massachusetts Water Resources Authority, General Revenue           2/17 at 100.00          AAA            3,381,251
                   Bonds,  Series 2007A, 4.500%, 8/01/46 - AGM Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       10,950   Total Massachusetts                                                                                      10,029,312
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 7.3% (4.7% OF TOTAL INVESTMENTS)

          625   Detroit, Michigan, Distributable State Aid General Obligation     11/20 at 100.00          AA-              624,206
                   Bonds, Limited Tax Series 2010, 5.000%, 11/01/30

        6,000   Detroit, Michigan, Second Lien Sewerage Disposal System Revenue    7/15 at 100.00           A1            5,856,900
                   Bonds, Series 2005A, 5.000%, 7/01/35 - NPFG Insured

        8,915   Detroit, Michigan, Senior Lien Water Supply System Revenue         7/10 at 100.00          Aa3            8,914,376
                   Bonds, Series 1997A, 5.000%, 7/01/27 - NPFG Insured

        5,400   Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second     7/16 at 100.00           A1            4,975,182
                   Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

        5,000   Michigan State Building Authority, Revenue Refunding Bonds,       10/13 at 100.00          Aa3            5,029,800
                   Facilities Program, Series 2003II, 5.000%, 10/15/29 - NPFG
                   Insured

       10,500   Michigan State Hospital Finance Authority, Hospital Revenue        8/10 at 100.00          Ba3            8,990,835
                   Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                   5.250%, 8/15/23

        3,210   Michigan State Hospital Finance Authority, Hospital Revenue       11/19 at 100.00           A1            3,187,337
                   Bonds, Henry Ford Health System, Refunding Series 2009,
                   5.750%, 11/15/39

        1,000   Michigan State Hospital Finance Authority, Revenue Bonds,          5/15 at 100.00          AAA            1,153,350
                   Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30
                   (Pre-refunded 5/15/15)

        2,000   Michigan State Hospital Finance Authority, Revenue Bonds,         12/16 at 100.00           AA            1,981,660
                   Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                   (UB)
------------------------------------------------------------------------------------------------------------------------------------
       42,650   Total Michigan                                                                                           40,713,646
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        3,500   Minneapolis-St. Paul Metropolitan Airports Commission,             1/11 at 100.00          AAA            3,616,375
                   Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%,
                   1/01/25 (Pre-refunded 1/01/11) - FGIC Insured

        2,875   Saint Paul Port Authority, Minnesota, Lease Revenue Bonds,         8/16 at 100.00          N/R            2,292,410
                   Regions Hospital Parking Ramp Project, Series 2007-1,
                   5.000%, 8/01/36

                                                           Nuveen Investments 51

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA (continued)

$       2,315   Washington County Housing & Redevelopment Authority, Minnesota,    5/10 at 100.50          BB+     $      2,145,449
                   Hospital Facility Revenue Bonds, Healtheast Project, Series
                   1998, 5.500%, 11/15/27
------------------------------------------------------------------------------------------------------------------------------------
        8,690   Total Minnesota                                                                                           8,054,234
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 2.0% (1.3% OF TOTAL INVESTMENTS)

        1,000   Mississippi Business Finance Corporation, Pollution Control       10/10 at 100.00          BBB              999,890
                   Revenue Refunding Bonds, System Energy Resources Inc.
                   Project, Series 1998, 5.875%, 4/01/22

        2,975   Mississippi Hospital Equipment and Facilities Authority,           9/14 at 100.00           AA            3,054,046
                   Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                   5.000%, 9/01/24 (UB)

        5,180   Mississippi, General Obligation Refunding Bonds, Series 2002A,       No Opt. Call           AA            6,194,866
                   5.500%, 12/01/18

        1,000   Warren County, Mississippi, Gulf Opportunity Zone Revenue          9/18 at 100.00          BBB            1,041,630
                   Bonds, International Paper Company Project, Series 2008A,
                   6.500%, 9/01/32
------------------------------------------------------------------------------------------------------------------------------------
       10,155   Total Mississippi                                                                                        11,290,432
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.0% (0.7% OF TOTAL INVESTMENTS)

        1,450   Cape Girardeau County Industrial Development Authority,            6/17 at 100.00          N/R            1,273,782
                   Missouri, Health Facilities Revenue Bonds, Southeast
                   Missouri Hospital Association, Series 2007, 5.000%, 6/01/36

        1,000   Cole County Industrial Development Authority, Missouri, Revenue    2/14 at 100.00          N/R              969,680
                   Bonds, Lutheran Senior Services - Heisinger Project, Series
                   2004, 5.500%, 2/01/35

        1,000   Hanley Road Corridor Transportation Development District,         10/19 at 100.00           A-            1,027,970
                   Brentwood and Maplewood, Missouri, Transportation Sales
                   Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36

        2,450   Missouri Health and Educational Facilities Authority, Revenue      5/13 at 100.00           AA            2,507,012
                   Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24
------------------------------------------------------------------------------------------------------------------------------------
        5,900   Total Missouri                                                                                            5,778,444
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.3% (2.2% OF TOTAL INVESTMENTS)

        4,500   Clark County School District, Nevada, General Obligation School      No Opt. Call          Aa1            4,525,110
                   Improvement Bonds, Series 1991A, 7.000%, 6/01/10 - NPFG
                   Insured

        4,000   Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien       1/20 at 100.00          Aa3            4,249,560
                   Series 2010B, 5.750%, 7/01/42

        7,000   Clark County, Nevada, Motor Vehicle Fuel Tax Highway               7/13 at 100.00          AA-            7,187,180
                   Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                   AMBAC Insured

        5,425   Director of Nevada State Department of Business and Industry,        No Opt. Call         Caa2              706,118
                   Revenue Bonds, Las Vegas Monorail Project, First Tier,
                   Series 2000, 0.000%, 1/01/25 - AMBAC Insured

        1,700   Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue      6/19 at 100.00            A            1,948,948
                   Bonds, Series 2009A, 8.000%, 6/15/30
------------------------------------------------------------------------------------------------------------------------------------
       22,625   Total Nevada                                                                                             18,616,916
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 4.3% (2.8% OF TOTAL INVESTMENTS)

          500   Burlington County Bridge Commission, New Jersey, Economic          1/18 at 100.00          N/R              432,675
                   Development Revenue Bonds, The Evergreens Project, Series
                   2007, 5.625%, 1/01/38

        1,100   New Jersey Health Care Facilities Financing Authority, Revenue     7/10 at 101.00     BBB- (4)            1,124,211
                   Bonds, Trinitas Hospital Obligated Group, Series 2000,
                   7.500%, 7/01/30 (Pre-refunded 7/01/10)

          880   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,          No Opt. Call           A+            1,042,457
                6.500%, 1/01/16 - NPFG Insured New Jersey Turnpike
                Authority, Revenue Bonds, Series 1991C:
          300      6.500%, 1/01/16 - NPFG Insured (ETM)                              No Opt. Call       A+ (4)              370,467
        2,345      6.500%, 1/01/16 - NPFG Insured (ETM)                              No Opt. Call       A+ (4)            2,716,073

       10,055   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/12 at 100.00          AAA           10,777,452
                   Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                   (Pre-refunded 6/01/12)

        3,995   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/13 at 100.00          AAA            4,672,432
                   Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39
                   (Pre-refunded 6/01/13)

        3,750   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/17 at 100.00          BBB            2,689,313
                   Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%,
                   6/01/34
------------------------------------------------------------------------------------------------------------------------------------
       22,925   Total New Jersey                                                                                         23,825,080
------------------------------------------------------------------------------------------------------------------------------------

52 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 4.1% (2.7% OF TOTAL INVESTMENTS)

$         855   Albany Industrial Development Agency, New York, Revenue Bonds,     4/17 at 100.00          N/R     $        734,702
                   Brighter Choice Charter Schools, Series 2007A, 5.000%,
                   4/01/32

                Brooklyn Areba Local Development Corporation, New York, Payment
                in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series
                2009:
        1,945      6.000%, 7/15/30                                                 1/20 at 100.00         BBB-            2,003,934
        3,065      6.250%, 7/15/40                                                   No Opt. Call         BBB-            3,156,797

        4,070   Hudson Yards Infrastructure Corporation, New York, Revenue         2/17 at 100.00            A            3,788,234
                   Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG Insured

        3,300   Long Island Power Authority, New York, Electric System Revenue    11/16 at 100.00            A            3,061,872
                   Bonds, Series 2006F, 4.250%, 5/01/33 - NPFG Insured

        1,000   Metropolitan Transportation Authority, New York, Dedicated Tax    11/19 at 100.00           AA            1,050,300
                   Fund Bonds, Series 2009B, 5.000%, 11/15/34

        2,500   New York State Tobacco Settlement Financing Corporation,           6/12 at 100.00          AA-            2,667,675
                   Tobacco Settlement Asset-Backed and State Contingency
                   Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/18

        6,250   Port Authority of New York and New Jersey, Special Project           No Opt. Call            A            6,617,000
                   Bonds, JFK International Air Terminal LLC, Sixth Series
                   1997, 6.250%, 12/01/15 - NPFG Insured (Alternative Minimum
                   Tax)
------------------------------------------------------------------------------------------------------------------------------------
       22,985   Total New York                                                                                           23,080,514
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.9% (1.9% OF TOTAL INVESTMENTS)

          750   Charlotte-Mecklenburg Hospital Authority, North Carolina,          1/17 at 100.00          AA-              764,063
                   Health Care System Revenue Bonds, Carolinas Health Care,
                   Series 2007A, 5.000%, 1/15/31

        2,445   North Carolina Infrastructure Finance Corporation, Certificates    2/14 at 100.00          AA+            2,628,571
                   of Participation, Correctional Facilities, Series 2004A,
                   5.000%, 2/01/21

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric            No Opt. Call            A            2,068,300
                   Revenue Bonds, Series 1992, 6.000%, 1/01/11 - NPFG Insured

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric          1/13 at 100.00            A           10,859,500
                   Revenue Bonds, Series 2003A, 5.250%, 1/01/18 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       15,195   Total North Carolina                                                                                     16,320,434
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.0% (2.0% OF TOTAL INVESTMENTS)

        5,425   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco      6/17 at 100.00          BBB            5,011,615
                   Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                   2007A-2, 5.125%, 6/01/24

        8,065   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A,       7/10 at 101.00          AAA            8,074,436
                   5.000%, 1/01/31 - AGM Insured

        3,000   Franklin County, Ohio, Development Revenue Bonds, American        10/10 at 100.00           A+            3,036,630
                   Chemical Society, Series 1999, 5.800%, 10/01/14

          800   Ohio Air Quality Development Authority, Ohio, Revenue Bonds,         No Opt. Call         BBB-              850,752
                   Ohio Valley Electric Corporation Project, Series 2009E,
                   5.625%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
       17,290   Total Ohio                                                                                               16,973,433
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.1% (0.7% OF TOTAL INVESTMENTS)

          170   Oklahoma Housing Finance Agency, Single Family Mortgage Revenue    9/10 at 101.00          Aaa              171,901
                   Bonds, Homeownership Loan Program, Series 2000C-2, 6.200%,
                   9/01/28 (Alternative Minimum Tax)

        5,615   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00           AA            5,624,097
                   Revenue Bonds, Saint Francis Health System, Series 2006,
                   5.000%, 12/15/36 (UB)

           88   Tulsa County Industrial Authority, Oklahoma, Health Care          12/16 at 100.00           AA               88,115
                   Revenue Bonds, Saint Francis Health System, Series 2006,
                   Trust 3500, 8.380% 12/15/36 (IF)
------------------------------------------------------------------------------------------------------------------------------------
        5,873   Total Oklahoma                                                                                            5,884,113
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.8% (1.8% OF TOTAL INVESTMENTS)

        1,000   Allegheny Country Industrial Development Authority, Allegheny        No Opt. Call           BB            1,065,650
                   County, Pennsylvania, Environmental Improvement Revenue
                   Bonds, United States Steel Corporation Project, Refunding
                   Series 2009, 6.750%, 11/01/24

          500   Bucks County Industrial Development Authority, Pennsylvania,       3/17 at 100.00          BBB              430,675
                   Charter School Revenue Bonds, School Lane Charter School,
                   Series 2007A, 5.000%, 3/15/37

                                                           Nuveen Investments 53

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$       1,000   Cumberland County Municipal Authority Revenue Bonds,               1/19 at 100.00          N/R     $      1,008,250
                   Pennsylvania, Diakon Lutheran Social Ministries Project,
                   Series 2009, 6.125%, 1/01/29

        1,000   Pennsylvania Economic Development Financing Authority, Health        No Opt. Call           A3            1,085,420
                   System Revenue Bonds, Albert Einstein Healthcare, Series
                   2009A, 6.250%, 10/15/23

        5,410   Pennsylvania Housing Finance Agency, Single Family Mortgage       10/17 at 100.00          AA+            6,643,101
                   Revenue Bonds, Tender Option Bond Trust 3212, 13.751%,
                   10/01/38 (IF)

        5,490   Pennsylvania Public School Building Authority, Lease Revenue      12/16 at 100.00          AAA            5,238,228
                   Bonds, School District of Philadelphia, Series 2006B,
                   4.500%, 6/01/32 - AGM Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       14,400   Total Pennsylvania                                                                                       15,471,324
------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 2.5% (1.6% OF TOTAL INVESTMENTS)

       12,390   Puerto Rico, General Obligation and Public Improvement               No Opt. Call            A           13,810,760
                   Refunding Bonds, Series 1997, 6.500%, 7/01/13 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 3.4% (2.2% OF TOTAL INVESTMENTS)

       20,000   Rhode Island Tobacco Settlement Financing Corporation, Tobacco     6/12 at 100.00          BBB           19,198,399
                   Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.8% (2.5% OF TOTAL INVESTMENTS)

        4,120   Medical University Hospital Authority, South Carolina,             8/14 at 100.00            A            4,284,553
                   FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
                   2/15/23 - NPFG Insured

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Bonds, Series 1991:
        5,000      6.250%, 1/01/21 - FGIC Insured                                    No Opt. Call            A            5,916,400
        5,750      4.000%, 1/01/23 - NPFG Insured                                  7/10 at 100.00            A            5,453,070

        5,085   Piedmont Municipal Power Agency, South Carolina, Electric            No Opt. Call            A            5,532,785
                   Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/13 -
                   NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       19,955   Total South Carolina                                                                                     21,186,808
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,         11/14 at 100.00          AA-            1,784,178
                   Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%,
                   11/01/31
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,075   Knox County Health, Educational and Housing Facilities Board,       1/17 at 30.07           A-              798,450
                   Tennessee, Hospital Revenue Refunding Bonds, Covenant
                   Health, Series 2006, 0.000%, 1/01/41

        2,000   Sullivan County Health Educational and Housing Facilities          3/13 at 100.00          N/R            1,854,900
                   Board, Tennessee, Revenue Bonds, Wellmont Health System,
                   Refunding Series 200A, 5.486%, 9/01/32

          680   Sullivan County Health Educational and Housing Facilities          9/16 at 100.00         BBB+              625,478
                   Board, Tennessee, Revenue Bonds, Wellmont Health System,
                   Series 2006C, 5.250%, 9/01/36

                Sumner County Health, Educational, and Housing Facilities
                Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                Health System Inc., Series 2007:
          860      5.500%, 11/01/37 (7)                                           11/17 at 100.00          N/R              558,484
        1,000      5.500%, 11/01/46 (7)                                           11/17 at 100.00          N/R              649,400
------------------------------------------------------------------------------------------------------------------------------------
        9,615   Total Tennessee                                                                                           4,486,712
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 19.8% (12.9% OF TOTAL INVESTMENTS)

        3,000   Alliance Airport Authority, Texas, Special Facilities Revenue     12/12 at 100.00         CCC+            2,096,640
                   Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29
                   (Alternative Minimum Tax)

        5,440   Board of Regents, University of Texas System, Financing System     2/17 at 100.00          AAA            5,375,971
                   Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        2,250   Dallas-Ft. Worth International Airport, Texas, Joint Revenue      11/14 at 100.00          AAA            2,198,700
                   Bonds, Series 2004B, 5.000%, 11/01/27 - AGM Insured
                   (Alternative Minimum Tax)

        8,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue      11/11 at 100.00           A+            8,262,160
                   Refunding and Improvement Bonds, Series 2001A, 5.875%,
                   11/01/19 - FGIC Insured (Alternative Minimum Tax)

        6,000   Garland Housing Finance Corporation, Texas, Multifamily Housing   12/11 at 101.00          N/R            6,001,260
                   Revenue Bonds, Legacy Pointe Apartments, Series 2000,
                   7.500%, 6/01/40 (Alternative Minimum Tax)

        7,000   Harris County Health Facilities Development Corporation, Texas,   11/13 at 100.00           AA            7,090,370
                   Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                   5.000%, 11/15/30 - NPFG Insured

54 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      28,305   Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,       No Opt. Call           A2     $      9,608,132
                   Convention and Entertainment Project, Series 2001B, 0.000%,
                   9/01/28 - AMBAC Insured

        7,500   Houston, Texas, Junior Lien Water and Sewerage System Revenue        No Opt. Call          AAA            9,330,225
                   Refunding Bonds, Series 2002A, 5.750%, 12/01/32 - AGM
                   Insured (ETM)

       33,505   Leander Independent School District, Williamson and Travis          8/14 at 25.08          AAA            6,776,721
                   Counties, Texas, General Obligation Bonds, Series 2006,
                   0.000%, 8/15/39

                Montgomery Independent School District, Montgomery County,
                Texas, Unlimited Tax School Building and Refunding Bonds,
                Series 2001:
          730      5.500%, 2/15/21                                                 2/11 at 100.00          AAA              755,893
          760      5.500%, 2/15/23                                                 2/11 at 100.00          AAA              784,267

                Montgomery Independent School District, Montgomery County,
                Texas, Unlimited Tax School Building and Refunding Bonds,
                Series 2001:
        1,570      5.500%, 2/15/21 (Pre-refunded 2/15/11)                          2/11 at 100.00          Aaa            1,634,370
        1,640      5.500%, 2/15/23 (Pre-refunded 2/15/11)                          2/11 at 100.00          Aaa            1,707,240

                Mt. Pleasant Independent School District, Titus County, Texas,
                General Obligation Refunding Bonds, Series 2001:
        3,025      5.000%, 2/15/26                                                 8/11 at 100.00          Aaa            3,153,623
        2,300      5.125%, 2/15/31                                                 8/11 at 100.00          Aaa            2,331,441

          700   Mt. Pleasant Independent School District, Titus County, Texas,     8/11 at 100.00          Aaa              741,727
                   General Obligation Refunding Bonds, Series 2001, 5.125%,
                   2/15/31 (Pre-refunded 8/15/11)

        1,100   North Texas Thruway Authority, First Tier System Revenue           1/18 at 100.00          AAA            1,183,842
                   Refunding Bonds, Series 2008A, 5.750%, 1/01/40 - AGC Insured

        2,500   North Texas Thruway Authority, Second Tier System Revenue          1/18 at 100.00           A3            2,624,525
                   Refunding Bonds, Series 2008, 5.750%, 1/01/38

        1,100   North Texas Tollway Authority, System Revenue Bonds, First Tier    1/19 at 100.00           A2            1,218,525
                   Series 2009A, 6.250%, 1/01/39

        2,000   Port of Bay City Authority of Matagorda County, Texas, Revenue     5/10 at 100.00           B+            1,951,520
                   Bonds (Hoechst Celanese Corporation Project) Series 1996,
                   6.500%, 5/01/26 (Alternative Minimum Tax)

        6,000   Raven Hills Higher Education Corporation, Texas, Student           8/12 at 100.00      N/R (4)            6,507,660
                   Housing Revenue Bonds, Angelo State University - Texan Hall
                   LLC, Series 2002A, 5.000%, 8/01/25 (Pre-refunded 8/01/12) -
                   NPFG Insured

        3,410   Retama Development Corporation, Texas, Special Facilities         12/12 at 100.00          AAA            4,041,668
                   Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%,
                   12/15/18 (Pre-refunded 12/15/12)

        1,800   Sam Rayburn Municipal Power Agency, Texas, Power Supply System    10/12 at 100.00          BBB            1,842,264
                   Revenue Refunding Bonds, Series 2002A, 5.750%, 10/01/21 -
                   RAAI Insured

        5,200   Tarrant County Cultural & Educational Facilities Financing         2/17 at 100.00          AA-            5,235,308
                   Corporation, Texas, Revenue Bonds, Texas Health Resources,
                   Series 2007, 5.000%, 2/15/36 (UB)

          370   Tarrant County Cultural & Educational Facilities Finance           2/17 at 100.00          AA-              376,790
                   Corporation, Texas, Revenue Bonds, Texas Health Resources
                   Project, Trust 1031, 12.134%, 2/15/36 (IF)

        1,505   Texas Municipal Gas Acquisition and Supply Corporation I, Gas        No Opt. Call            A            1,634,912
                   Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%,
                   12/15/26

        1,620   Texas Private Activity Bond Surface Transporation Corporation,    12/19 at 100.00         Baa2            1,699,639
                   Senior Lien Revenue Bonds, NTE Mobility Partners LLC North
                   Tarrant Express Managed Lanes Project, Series 2009, 6.875%,
                   12/31/39

        1,000   Texas Public Finance Authority, Charter School Finance             8/17 at 100.00          BBB              847,550
                   Corporation Revenue Bonds, Idea Public School Project,
                   Series 2007A, 5.000%, 8/15/37 - ACA Insured

        3,395   Texas State, General Obligation Bonds, Series 2008, Trust 3213,    4/17 at 100.00          Aaa            4,587,222
                   13.470%, 4/01/33 (IF)

        8,500   Travis County Health Facilities Development Corporation, Texas,    7/10 at 100.00          Aaa            8,860,145
                   Hospital Revenue Bonds, Daughters of Charity National Health
                   System, Series 1993B, 6.000%, 11/15/22 (ETM)

          375   Travis County Health Facilities Development Corporation, Texas,      No Opt. Call          N/R              378,885
                   Revenue Bonds, Westminster Manor, Series 2010, 7.000%,
                   11/01/30
------------------------------------------------------------------------------------------------------------------------------------
      151,600   Total Texas                                                                                             110,839,195
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 55

    | Portfolio of Investments April 30, 2010 (Unaudited)

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 2.1% (1.4% OF TOTAL INVESTMENTS)

$       4,845   Bountiful, Davis County, Utah, Hospital Revenue Refunding          6/10 at 100.00          N/R     $      4,599,891
                   Bonds, South Davis Community Hospital Project, Series 1998,
                   5.750%, 12/15/18

        4,840   Intermountain Power Agency, Utah, Power Supply Revenue Bonds,      7/10 at 100.00      Aa3 (4)            5,144,146
                   Series 1996A, 6.150%, 7/01/14 (ETM)

          430   Utah Housing Finance Agency, Single Family Mortgage Bonds,         7/10 at 100.00           AA              433,784
                   Series 2000G, 5.875%, 7/01/27 (Alternative Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                Series 2001C:
          965      5.500%, 1/01/18 (Alternative Minimum Tax)                       1/11 at 100.00          AA-              987,147
          415      5.650%, 1/01/21 (Alternative Minimum Tax)                       1/11 at 100.00          Aaa              417,457
------------------------------------------------------------------------------------------------------------------------------------
       11,495   Total Utah                                                                                               11,582,425
------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 0.5% (0.3% OF TOTAL INVESTMENTS)

          250   Virgin Islands Public Finance Authority, Matching Fund Loan       10/19 at 100.00         Baa3              260,760
                   Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%,
                   10/01/39

        2,480   Virgin Islands Public Finance Authority, Matching Fund Revenue    10/19 at 100.00          BBB            2,703,101
                   Loan Note - Diageo Project, Series 2009A, 6.750%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------
        2,730   Total Virgin Islands                                                                                      2,963,861
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        8,190   Hampton, Virginia, Revenue Bonds, Convention Center Project,       1/13 at 100.00          Aa3            8,247,084
                   Series 2002, 5.000%, 1/15/35 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 4.0% (2.6% OF TOTAL INVESTMENTS)

          220   Grant County Public Utility District 2, Washington, Revenue        1/15 at 100.00      Aa3 (4)              252,718
                   Bonds, Wanapum Hydroelectric Development, Series 2005A,
                   5.000%, 1/01/34 (Pre-refunded 1/01/15) - FGIC Insured

        5,780   Grant County Public Utility District 2, Washington, Revenue        1/15 at 100.00          AA-            5,866,064
                   Bonds, Wanapum Hydroelectric Development, Series 2005A,
                   5.000%, 1/01/34 - FGIC Insured

        1,500   Snohomish County School District 6, Mukilteo, Washington,            No Opt. Call          Aa2            1,666,110
                   Unlimited Tax General Obligation and Refunding Bonds, Series
                   1993, 5.700%, 12/01/12 - FGIC Insured

        4,155   Tacoma, Washington, Electric System Revenue Refunding Bonds,       1/11 at 101.00          AAA            4,347,626
                   Series 2001A, 5.750%, 1/01/20 (Pre-refunded 1/01/11) - AGM
                   Insured

        2,000   Washington Health Care Facilities Authority, Revenue Bonds,        7/19 at 100.00            A            2,065,260
                   Fred Hutchinson Cancer Research Center, Series 2009A,
                   6.000%, 1/01/33

        2,000   Washington State Health Care Facilities Authority, Revenue           No Opt. Call          N/R            1,652,120
                   Bonds, Northwest Hospital and Medical Center of Seattle,
                   Series 2007, 5.700%, 12/01/32

        1,000   Washington State Healthcare Facilities Authority, Revenue          8/13 at 102.00          N/R              921,040
                   Bonds, Harrison Memorial Hospital, Series 1998, 5.000%,
                   8/15/28 - AMBAC Insured

        1,460   Washington State Healthcare Facilities Authority, Revenue          8/17 at 100.00          BBB            1,443,998
                   Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%,
                   8/15/37 - ACA Insured

        4,005   Washington State Tobacco Settlement Authority, Tobacco             6/13 at 100.00          BBB            4,075,007
                   Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%,
                   6/01/26
------------------------------------------------------------------------------------------------------------------------------------
       22,120   Total Washington                                                                                         22,289,943
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.4% (0.2% OF TOTAL INVESTMENTS)

        1,950   West Virginia Hospital Finance Authority, Hospital Revenue        9/19 at 100.00           A2            2,001,831
                   Bonds, Charleston Area Medical Center, Series 2009A, 5.625%,
                   9/01/32
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.6% (1.7% OF TOTAL INVESTMENTS)

          815   Monroe Redevelopment Authority, Wisconsin, Development Revenue     2/19 at 100.00           A3              827,486
                   Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39

          500   Wisconsin Health and Educational Facilities Authority, Revenue     7/10 at 100.00           A+              500,280
                   Bonds, Medical College of Wisconsin Inc., Series 1996,
                   5.500%, 12/01/26 - NPFG Insured

        7,150   Wisconsin Health and Educational Facilities Authority, Revenue     2/12 at 101.00           A+            6,915,194
                   Bonds, Ministry Healthcare Inc., Series 2002A, 5.250%,
                   2/15/32 - NPFG Insured

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue     8/16 at 100.00         BBB+              912,970
                   Bonds, Wheaton Franciscan Healthcare System, Series 2006,
                   5.250%, 8/15/34

56 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       5,000   Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%,   5/16 at 100.00           AA     $      5,245,950
                   5/01/25 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       14,465   Total Wisconsin                                                                                          14,401,880
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,720   Sweetwater County, Wyoming, Pollution Control Revenue Refunding    8/19 at 100.00           A2            1,825,162
                   Bonds, Idaho Power Company Project, Series 2006, 5.250%,
                   7/15/26
------------------------------------------------------------------------------------------------------------------------------------
$     977,918   Total Investments (cost $836,697,140) - 153.2%                                                          856,999,479
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.7)%                                                                     (59,703,000)
                --------------------------------------------------------------------------------------------------------------------
                Variable Rate Demand Preferred Shares, at Liquidation Value -                                          (262,200,000)
                   (46.9)% (6)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.4%                                                                     24,479,568
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    559,576,047
                ====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Principal Amount (000) rounds to less than $1,000.

  (6) Variable  Rate  Demand  Preferred   Shares,  at  Liquidation  Value  as  a
      percentage of Total Investments is 30.6%.

  (7) For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

  N/R Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 57

    | Statement of
    | Assets & Liabilities

                                                      April 30, 2010 (Unaudited)

                                                                              PREMIUM INCOME   PREMIUM INCOME 2   PREMIUM INCOME 4
                                                                                       (NPI)              (NPM)              (NPT)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,381,915,748, $1,547,990,283 and
   $836,697,140, respectively)                                              $  1,398,419,597   $  1,601,308,130   $    856,999,479
Cash                                                                               5,158,792            682,900          7,326,320
Receivables:
   Interest                                                                       21,943,190         22,947,439         14,075,223
   Investments sold                                                                2,720,000          1,490,077          6,814,509
Deferred offering costs                                                                   --                 --          1,913,275
Other assets                                                                         349,019            401,522             88,391
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             1,428,590,598      1,626,830,068        887,217,197
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                                        124,294,000        102,434,000         59,703,000
Payables:
   Investments purchased                                                                  --                 --          2,024,868
   Auction Rate Preferred share dividends                                             16,338             21,089             21,049
   Common share dividends                                                          3,983,965          4,659,814          2,734,874
   Offering costs                                                                         --                 --            366,306
Variable Rate Demand Preferred shares, at liquidation value                               --                 --        262,200,000
Accrued expenses:
   Management fees                                                                   700,360            786,432            435,663
   Other                                                                             623,616          1,139,673            155,390
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                          129,618,279        109,041,008        327,641,150
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                              400,650,000        487,525,000                 --
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                      $    898,322,319   $  1,030,264,060   $    559,576,047
====================================================================================================================================
Common shares outstanding                                                         63,785,430         70,692,851         43,236,703
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                    $          14.08   $          14.57   $          12.94
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                     $        637,854   $        706,929   $        432,367
Paid-in surplus                                                                  904,479,011        999,220,227        588,756,749
Undistributed (Over-distribution of) net investment income                        14,631,100         11,934,032          9,004,516
Accumulated net realized gain (loss)                                             (37,929,495)       (34,914,975)       (58,919,924)
Net unrealized appreciation (depreciation)                                        16,503,849         53,317,847         20,302,339
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                      $    898,322,319   $  1,030,264,060   $    559,576,047
====================================================================================================================================
Authorized shares:
   Common                                                                        200,000,000        200,000,000        200,000,000
   Auction Rate Preferred                                                          1,000,000          1,000,000          1,000,000
   Variable Rate Demand Preferred                                                         --                 --          Unlimited
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

58 Nuveen Investments

    | Statement of
    | Operations

                                     Six Months Ended April 30, 2010 (Unaudited)

                                                                              PREMIUM INCOME   PREMIUM INCOME 2   PREMIUM INCOME 4
                                                                                       (NPI)              (NPM)              (NPT)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                           $     37,313,609   $     41,599,759   $     23,274,630
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                    4,226,439          4,745,779          2,632,022
Auction fees                                                                         298,018            362,639            203,607
Dividend disbursing agent fees                                                        29,753             54,560             52,214
Shareholders' servicing agent fees and expenses                                       56,340             30,563             27,352
Interest expense and amortization of offering costs                                  379,906            335,296            288,231
Liquidity fees                                                                            --                 --            409,922
Custodian's fees and expenses                                                        109,304            131,727             69,364
Directors' fees and expenses                                                          20,810             23,403             13,115
Professional fees                                                                     57,144             59,729             40,476
Shareholders' reports - printing and mailing expenses                                116,170             88,013             89,658
Stock exchange listing fees                                                           10,747              9,540              7,285
Investor relations expense                                                            52,924             56,153             33,782
Other expenses                                                                        38,828             38,338             30,265
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                         5,396,383          5,935,740          3,897,293
   Custodian fee credit                                                               (4,069)            (2,011)            (5,536)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                       5,392,314          5,933,729          3,891,757
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             31,921,295         35,666,030         19,382,873
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                           (807,775)          (224,956)           297,264
Change in net unrealized appreciation (depreciation) of investments               19,988,607         24,866,334         14,026,621
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                           19,180,832         24,641,378         14,323,885
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                                          (757,048)          (919,248)          (432,217)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   Auction Rate Preferred shareholders                                              (757,048)          (919,248)          (432,217)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   operations                                                               $     50,345,079   $     59,388,160   $     33,274,541
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 59

    | Statement of
    | Changes in Net Assets(Unaudited)

                                      PREMIUM INCOME (NPI)             PREMIUM INCOME 2 (NPM)             PREMIUM INCOME 4(NPT)
                                 -----------------------------   ---------------------------------   -------------------------------
                                    SIX MONTHS            YEAR        SIX MONTHS              YEAR      SIX MONTHS            YEAR
                                         ENDED           ENDED             ENDED             ENDED           ENDED           ENDED
                                       4/30/10        10/31/09           4/30/10          10/31/09         4/30/10        10/31/09
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $  31,921,295   $  63,405,736   $    35,666,030   $    42,387,921   $  19,382,873   $  39,500,335
Net realized gain
   (loss) from:
   Investments                        (807,775)        698,560          (224,956)         (624,684)        297,264        (164,101)
   Forward swaps                            --     (12,560,000)               --                --              --              --
Change in net
   unrealized appreciation
   (depreciation) of:
   Investments                      19,988,607     116,676,462        24,866,334        89,299,077      14,026,621      79,097,537
   Forward swaps                            --       3,082,340                --                --              --              --
Distributions to
   Auction Rate
   Preferred Shareholders:
   From net investment income         (757,048)     (3,246,414)         (919,248)       (2,280,590)       (432,217)     (2,265,160)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from operations           50,345,079     168,056,684        59,388,160       128,781,724      33,274,541     116,168,611
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment income         (27,363,951)    (49,497,495)      (30,901,626)      (31,697,528)    (17,510,867)    (30,222,465)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions
   to Common shareholders          (27,363,951)    (49,497,495)      (30,901,626)      (31,697,528)    (17,510,867)    (30,222,465)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Issued in the
      Reorganization(1)                     --              --                --       428,707,039              --              --
   Repurchased and retired                  --              --        (1,587,979)          (28,350)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from capital share
   transactions                             --              --        (1,587,979)      428,678,689              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                    22,981,128     118,559,189        26,898,555       525,762,885      15,763,674      85,946,146
Net assets applicable
   to Common
   shares at the beginning
   of period                       875,341,191     756,782,002     1,003,365,505       477,602,620     543,812,373     457,866,227
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common
   shares at the end
   of period                     $ 898,322,319   $ 875,341,191   $ 1,030,264,060   $ 1,003,365,505   $ 559,576,047   $ 543,812,373
====================================================================================================================================
Undistributed
   (Over-distribution of)
   net investment
   income at the end
   of period                     $  14,631,100   $  10,830,804   $    11,934,032   $     8,088,876   $   9,004,516   $   7,564,727
====================================================================================================================================

(1) Common shares issued in the Reorganization of Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF).

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60 Nuveen Investments

    | Statement of
    | Cash Flows

                  Six Months Ended April 30, 2010 (Unuaudited)


                                                                                        PREMIUM           PREMIUM          PREMIUM
                                                                                         INCOME          INCOME 2         INCOME 4
                                                                                          (NPI)             (NPM)            (NPT)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
   OPERATIONS                                                                      $ 50,345,079   $    59,388,160   $   33,274,541
   Adjustments to reconcile the net increase (decrease) in
      net assets applicable to Common shares from operations to net cash provided by (used in)
      operating activities:
   Purchases of investments                                                         (24,277,403)     (108,335,497)     (58,641,090)
   Proceeds from sales and maturities of investments                                 20,594,088        66,324,457       58,264,187
   Proceeds from (Purchases of) short-term investments, net                                  --        29,035,000               --
   Amortization (Accretion) of premiums and discounts, net                           (1,624,045)       (2,164,823)      (1,128,607)
   (Increase) Decrease in receivable for interest                                       (76,569)       (1,272,952)        (190,866)
   (Increase) Decrease in receivable for investments sold                                81,204        33,587,256        4,241,324
   (Increase) Decrease in other assets                                                  (70,413)          (71,658)         129,397
   Increase (Decrease) in payable for investments purchased                                  --       (37,099,053)      (2,123,210)
   Increase (Decrease) in payable for Auction Rate Preferred
      share dividends                                                                    (2,817)           (3,269)           8,160
   Increase (Decrease) in accrued management fees                                       (32,187)          (42,304)         (12,458)
   Increase (Decrease) in accrued other liabilities                                      58,976          (251,170)         (92,941)
   Net realized (gain) loss from investments                                            807,775           224,956         (297,264)
   Change in net unrealized (appreciation) depreciation of
      investments                                                                   (19,988,607)      (24,866,334)     (14,026,621)
   Net realized (gain) loss from paydowns                                                    --                --               42
   Taxes paid on undistributed capital gains                                             (4,245)           (4,336)            (636)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                               25,810,836        14,448,433       19,403,958
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                                      (27,186,708)      (33,065,902)     (17,379,243)
Cost of Common shares repurchased and retired                                                --        (1,587,979)              --
(Increase) Decrease in deferred offering costs                                               --                --       (1,913,275)
Increase (Decrease) in payable for offering costs                                            --                --          366,306
Increase (Decrease) in Variable Rate Demand Preferred shares, at liquidation
   value                                                                                     --                --      262,200,000
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value                   --                --     (259,050,000)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                              (27,186,708)      (34,653,881)     (15,776,212)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                      (1,375,872)      (20,205,448)       3,627,746
Cash at the beginning of period                                                       6,534,664        20,888,348        3,698,574
------------------------------------------------------------------------------------------------------------------------------------
Cash at the End of Period                                                         $   5,158,792   $       682,900   $    7,326,320
====================================================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
                                                                                        PREMIUM           PREMIUM          PREMIUM
                                                                                         INCOME          INCOME 2         INCOME 4
                                                                                           (NPI)             (NPM)            (NPT)
------------------------------------------------------------------------------------------------------------------------------------
Cash paid for interest (excluding amortization of offering costs, where
   applicable)                                                                    $     379,906   $       335,296   $      280,506
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 61

    | Notes to
    | Financial Statements(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share New York Stock Exchange ("NYSE") symbols are Nuveen Premium Income Municipal Fund, Inc.
(NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

During the fiscal year ended October 31, 2009, Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF) were reorganized into Premium Income 2 (NPM) (collectively, the "Reorganizations").

Each of these Funds called a special meeting of shareholders, originally scheduled in each case for May 15, 2009, to vote on the Reorganizations. Those meetings were subsequently adjourned to and reconvened in June and July, at which time, shareholders of each of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Premium Income 2 (NPM) approved its respective Reorganization, with more than 80% of participating shares of each fund voting in favor of the Reorganization.

After the close of business on October 16, 2009, Premium Income 2 (NPM) acquired all the net assets of Florida Investment Quality (NQF) and Florida Quality Income (NUF) pursuant to the plan of Reorganizations described above. The acquisition was accomplished by a tax-free exchange of Florida Investment Quality (NQF) and Florida Quality Income (NUF) Common shares for Premium Income 2 (NPM) Common shares. On October 16, 2009, the net assets of Florida Investment Quality (NQF) and Florida Quality Income (NUF) were $227,077,390 and $201,629,650, respectively. Florida Investment Quality's (NQF) and Florida Quality Income's (NUF) net assets applicable to Common shares at that date included $10,786,142 and $8,057,306 of net unrealized appreciation, respectively. Each Fund's net unrealized appreciation was combined with that of Premium Income 2 (NPM). The combined net assets applicable to Common shares of Premium Income 2 (NPM) immediately after the acquisition were $1,011,235,268. For accounting and performance reporting purposes, Premium Income 2 (NPM) is the survivor. Prior to the Reorganizations, each of Florida Investment Quality (NQF) and Florida Quality Income (NUF) established a reserve for certain costs and expenses associated with the Reorganizations, including amounts estimated for the advancement of legal costs in connection with legal proceedings brought by a shareholder of the funds challenging the Reorganizations. The amount of such reserve is recognized as a component of "Accrued other expenses" on the Statement of Assets and Liabilities for Premium Income 2 (NPM).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles ("U.S. GAAP").

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2010, Premium Income 4 (NPT) had outstanding when-issued/delayed delivery purchase commitments of $600,000. There were no such outstanding purchase commitments in Premium Income (NPI) or Premium Income 2 (NPM).

62 Nuveen Investments

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

AUCTION RATE PREFERRED SHARES

The following Funds have issued and outstanding Auction Rate Preferred Shares ("ARPS"), $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's ARPS are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of April 30, 2010, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

                                                             PREMIUM    PREMIUM
                                                              INCOME   INCOME 2
                                                               (NPI)      (NPM)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                                    2,900      1,600
   Series M2                                                   1,526      1,379*
   Series T                                                    2,900      2,401
   Series T2                                                      --      2,683*
   Series W                                                    2,900      1,600
   Series TH                                                   2,901      2,401
   Series TH2                                                     --      1,379*
   Series F                                                    2,899      1,601
   Series F2                                                      --      1,504
   Series F3                                                      --      1,915*
   Series F4                                                      --      1,038*
--------------------------------------------------------------------------------
Total                                                         16,026     19,501
================================================================================

* ARPS issued in the Reorganization of Florida Investment Quality (NQF) and Florida Quality Income (NUF).

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS.

                                                           Nuveen Investments 63

    | Notes to
    | Financial Statements (Unaudited) (continued)

As of April 30, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

                                           PREMIUM        PREMIUM        PREMIUM
                                            INCOME       INCOME 2       INCOME 4
                                             (NPI)          (NPM)          (NPT)
--------------------------------------------------------------------------------
ARPS redeemed, at liquidation value   $124,350,000   $108,475,000   $338,400,000
================================================================================

VARIABLE RATE DEMAND PREFERRED SHARES

Premium Income 4 (NPT) has issued and outstanding 2,622 Series 1 Variable Rate Demand Preferred ("VRDP") Shares, $100,000 liquidation value per share. The Fund issued its VRDP Shares in a privately negotiated offering in March 2010. Proceeds of the Fund's offering were used to redeem a portion of the Fund's outstanding ARPS. The VRDP Shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and have a maturity date of March 1, 2040.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Premium Income 4 (NPT) had all $262,200,000 of its VRDP Shares outstanding during the period March 18, 2010 through April 30, 2010, with an annualized interest rate of 0.37%.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to this interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as "Liquidity fees" on the Statement of Operations.

INVERSE FLOATING RATE SECURITIES

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

64 Nuveen Investments

During the six months ended April 30, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as a component of "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At April 30, 2010, each Fund's maximum exposure to externally-deposited Recourse Trusts was as follows:

                                                    PREMIUM        PREMIUM        PREMIUM
                                                     INCOME       INCOME 2       INCOME 4
                                                      (NPI)          (NPM)          (NPT)
------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts            $  8,635,000   $  5,570,000   $ 12,000,000
==========================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2010, were as follows:

                                                     PREMIUM        PREMIUM       PREMIUM
                                                      INCOME       INCOME 2      INCOME 4
                                                       (NPI)          (NPM)         (NPT)
------------------------------------------------------------------------------------------
Average floating rate obligations outstanding   $124,294,000   $102,434,000   $59,703,000
Average annual interest rate and fees                   0.62%          0.66%         0.55%
==========================================================================================

FORWARD SWAP CONTRACTS

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the six months ended April 30, 2010.

MARKET AND COUNTERPARTY CREDIT RISK

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily

                                                           Nuveen Investments 65

    | Notes to
    | Financial Statements (Unaudited) (continued)

valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

ZERO COUPON SECURITIES

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

OFFERING COSTS

Costs incurred by Premium Income 4 (NPT) in connection with its offering of VRDP Shares ($1,921,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares. The Fund's amortized deferred charges are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of April 30, 2010:

PREMIUM INCOME (NPI)      LEVEL 1          LEVEL 2      LEVEL 3            TOTAL
--------------------------------------------------------------------------------
Investments:
   Municipal Bonds        $    --   $1,395,627,177   $2,792,420   $1,398,419,597
================================================================================
PREMIUM INCOME 2 (NPM)    LEVEL 1          LEVEL 2      LEVEL 3            TOTAL
--------------------------------------------------------------------------------
Investments:
   Municipal Bonds        $    --   $1,600,139,210   $1,168,920   $1,601,308,130
================================================================================
PREMIUM INCOME 4 (NPT)    LEVEL 1          LEVEL 2      LEVEL 3            TOTAL
--------------------------------------------------------------------------------
Investments:
   Municipal Bonds        $    --   $  855,791,595   $1,207,884   $  856,999,479
================================================================================

66 Nuveen Investments

The following is a reconciliation of the Funds' Level 3 investments held at the beginning and end of the measurement period:

                                                                  PREMIUM       PREMIUM       PREMIUM
                                                                   INCOME      INCOME 2      INCOME 4
                                                                    (NPI)         (NPM)         (NPT)
                                                                  LEVEL 3       LEVEL 3       LEVEL 3
                                                                MUNICIPAL     MUNICIPAL     MUNICIPAL
                                                                    BONDS         BONDS         BONDS
------------------------------------------------------------------------------------------------------
Balance at the beginning of period                            $        --   $        --   $        --
   Gains (losses):
     Net realized gains (losses)                                       --            --            --
     Net change in unrealized appreciation (depreciation)              --            --            --
   Net purchases at cost (sales at proceeds)                           --            --            --
   Net discounts (premiums)                                            --            --            --
   Net transfers in to (out of) at end of period fair value     2,792,420     1,168,920     1,207,884
------------------------------------------------------------------------------------------------------
Balance at the end of period                                  $ 2,792,420   $ 1,168,920   $ 1,207,884
======================================================================================================

"Change in net appreciation (depreciation) of investments" presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

                                                 PREMIUM     PREMIUM     PREMIUM
                                                  INCOME    INCOME 2    INCOME 4
                                                   (NPI)       (NPM)       (NPT)
--------------------------------------------------------------------------------
Level 3 net appreciation (depreciation)      $ 1,158,859   $ 485,029   $ 501,188
================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended April 30, 2010.

4. FUND SHARES

COMMON SHARES

Transactions in Common shares were as follows:

                                                        PREMIUM                    PREMIUM                  PREMIUM
                                                      INCOME (NPI)              INCOME 2 (NPM)           INCOME 4 (NPT)
                                                -----------------------   ------------------------   -----------------------
                                                SIX MONTHS                SIX MONTHS                 SIX MONTHS
                                                     ENDED   YEAR ENDED        ENDED    YEAR ENDED        ENDED   YEAR ENDED
                                                   4/30/10     10/31/09      4/30/10      10/31/09      4/30/10     10/31/09
----------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued in the Reorganization                         --           --           --    30,022,090*          --           --
   Repurchased and retired                              --           --     (122,900)       (2,500)          --           --
----------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired              --           --   $    12.90   $     11.32           --           --
   Discount per share repurchased and retired           --           --         8.42%        13.90%          --           --
============================================================================================================================

* Common shares issued in the Reorganization of Florida Investment Quality (NQF) and Florida Quality Income (NUF).

                                                           Nuveen Investments 67

    | Notes to
    | Financial Statements (Unaudited) (continued)

PREFERRED SHARES

Transactions in ARPS were as follows:

                                                      PREMIUM                                    PREMIUM
                                                    INCOME (NPI)                              INCOME 2 (NPM)
                                      ---------------------------------------   -----------------------------------------
                                         SIX MONTHS                                SIX MONTHS
                                           ENDED              YEAR ENDED             ENDED               YEAR ENDED
                                          4/30/10              10/31/09             4/30/10               10/31/09
                                      -----------------------------------------------------------------------------------
                                      SHARES   AMOUNT   SHARES         AMOUNT   SHARES   AMOUNT    SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
ARPS issued in the Reorganization*:
   Series M2                              --     $ --       --   $         --       --     $ --     1,379   $  34,475,000
   Series T2                              --       --       --             --       --       --     2,683      67,075,000
   Series TH2                             --       --       --             --       --       --     1,379      34,475,000
   Series F3                              --       --       --             --       --       --     1,915      47,875,000
   Series F4                              --       --       --             --       --       --     1,038      25,950,000
-------------------------------------------------------------------------------------------------------------------------
                                          --       --       --             --       --       --     8,394     209,850,000
=========================================================================================================================
ARPS redeemed:
   Series M                               --       --     (107)    (2,675,000)      --       --      (34)        (850,000)
   Series M2                              --       --      (56)    (1,400,000)      --       --       --               --
   Series T                               --       --     (107)    (2,675,000)      --       --      (50)      (1,250,000)
   Series W                               --       --     (107)    (2,675,000)      --       --      (34)        (850,000)
   Series TH                              --       --     (107)    (2,675,000)      --       --      (51)      (1,275,000)
   Series F                               --       --     (108)    (2,700,000)      --       --      (34)        (850,000)
   Series F2                              --       --       --             --       --       --      (32)        (800,000)
-------------------------------------------------------------------------------------------------------------------------
                                          --       --     (592)   (14,800,000)      --       --     (235)      (5,875,000)
-------------------------------------------------------------------------------------------------------------------------
Total                                     --     $ --     (592)  $(14,800,000)      --     $ --     8,159   $ 203,975,000
=========================================================================================================================

* ARPS issued in the Reorganization of Florida Investment Quality (NQF) and Florida Quality Income (NUF).

                                                   PREMIUM
                                                INCOME 4 (NPT)
                              --------------------------------------------------
                                     SIX MONTHS
                                       ENDED                   YEAR ENDED
                                      4/30/10                   10/31/09
                              --------------------------------------------------
                               SHARES          AMOUNT     SHARES         AMOUNT
-------------------------------------------------------------------------------=
ARPS redeemed:
   Series M                    (1,680)  $ (42,000,000)      (285)  $ (7,125,000)
   Series T                    (1,528)    (38,200,000)      (259)    (6,475,000)
   Series T2                   (1,014)    (25,350,000)      (172)    (4,300,000)
   Series W                    (1,283)    (32,075,000)      (218)    (5,450,000)
   Series W2                     (423)    (10,575,000)       (41)    (1,025,000)
   Series TH                   (2,047)    (51,175,000)      (346)    (8,650,000)
   Series F                    (1,374)    (34,350,000)      (233)    (5,825,000)
   Series F2                   (1,013)    (25,325,000)      (172)    (4,300,000)
--------------------------------------------------------------------------------
Total                         (10,362)  $(259,050,000)    (1,726)  $(43,150,000)
--------------------------------------------------------------------------------

Transactions in VRDP Shares were as follows:

                                                   PREMIUM
                                                INCOME 4 (NPT)
                              --------------------------------------------------
                                     SIX MONTHS
                                       ENDED                   YEAR ENDED
                                      4/30/10                   10/31/09
                              --------------------------------------------------
                               SHARES          AMOUNT     SHARES         AMOUNT
--------------------------------------------------------------------------------
VRDP Shares issued:
   Series 1                     2,622   $ 262,200,000         --   $         --
================================================================================

68 Nuveen Investments

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the six months ended April 30, 2010, were as follows:

                                                                    PREMIUM          PREMIUM        PREMIUM
                                                                     INCOME         INCOME 2       INCOME 4
                                                                      (NPI)            (NPM)          (NPT)
------------------------------------------------------------------------------------------------------------
Purchases                                                       $24,277,403     $108,335,497    $58,641,090
Sales and maturities                                             20,594,088       66,324,457     58,264,187
============================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

                                                                    PREMIUM          PREMIUM        PREMIUM
                                                                     INCOME         INCOME 2       INCOME 4
                                                                      (NPI)            (NPM)          (NPT)
------------------------------------------------------------------------------------------------------------
Cost of investments                                          $1,256,653,489   $1,445,216,081   $776,858,043
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                              $   67,689,235   $   78,591,278   $ 40,221,529
   Depreciation                                                 (50,313,479)     (24,904,147)   (19,740,304)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments    $   17,375,756   $   53,687,131   $ 20,481,225
============================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2009, the Funds' last tax year end, were as follows:

                                                                    PREMIUM          PREMIUM        PREMIUM
                                                                     INCOME         INCOME 2       INCOME 4
                                                                      (NPI)            (NPM)          (NPT)
------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                           $13,815,353      $14,967,772     $9,886,290
Undistributed net ordinary income **                                 28,298            4,421          4,237
Undistributed net long-term capital gains                                --               --             --
============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2009, paid on November 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended October 31, 2009, was designated for purposes of the dividends paid deduction as follows:

                                                                    PREMIUM          PREMIUM        PREMIUM
                                                                     INCOME         INCOME 2       INCOME 4
                                                                      (NPI)            (NPM)          (NPT)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                        $52,231,046      $28,872,682    $31,929,950
Distributions from net ordinary income **                                --               --             --
Distributions from net long-term capital gains                           --               --             --
============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                                                           Nuveen Investments 69

    | Notes to
    | Financial Statements (Unaudited) (continued)

At October 31, 2009, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                    PREMIUM          PREMIUM        PREMIUM
                                                                     INCOME         INCOME 2       INCOME 4
                                                                      (NPI)           (NPM)*          (NPT)
------------------------------------------------------------------------------------------------------------
Expiration:
   October 31, 2010                                             $        --      $        --    $18,035,414
   October 31, 2011                                               5,278,912        1,449,778     24,792,603
   October 31, 2013                                                      --               --      6,161,830
   October 31, 2014                                               4,614,516          197,103        806,337
   October 31, 2015                                                      --       10,749,624             --
   October 31, 2016                                              11,536,998       18,051,540      7,113,122
   October 31, 2017                                              11,817,772          488,931             --
------------------------------------------------------------------------------------------------------------
Total                                                           $33,248,198      $30,936,976    $56,909,306
============================================================================================================

* A portion of Premium Income 2's (NPM) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

AVERAGE DAILY NET ASSETS*                                   FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                               .4500%
For the next $125 million                                                .4375
For the next $250 million                                                .4250
For the next $500 million                                                .4125
For the next $1 billion                                                  .4000
For the next $3 billion                                                  .3875
For net assets over $5 billion                                           .3750
================================================================================

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL*        EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                              .2000%
$56 billion                                                              .1996
$57 billion                                                              .1989
$60 billion                                                              .1961
$63 billion                                                              .1931
$66 billion                                                              .1900
$71 billion                                                              .1851
$76 billion                                                              .1806
$80 billion                                                              .1773
$91 billion                                                              .1691
$125 billion                                                             .1599
$200 billion                                                             .1505
$250 billion                                                             .1469
$300 billion                                                             .1445
================================================================================

* The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of April 30, 2010, the complex-level fee rate was .1852%.

70 Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. NEW ACCOUNTING STANDARDS

ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS

During June 2009, the Financial Accounting Standards Board ("FASB") issued changes to the authoritative guidance under U.S. GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

FAIR VALUE MEASUREMENTS

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

                                                           Nuveen Investments 71

    | Financial
    | Highlights(Unaudited)

Selected data for a Common share outstanding throughout each period:

                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                   -------------------------------------------------  ----------------------------------
                                         DISTRIBUTIONS DISTRIBUTIONS
                                              FROM NET          FROM
                                            INVESTMENT       CAPITAL                NET                     DISCOUNT ENDING
         BEGINNING                   NET     INCOME TO      GAINS TO         INVESTMENT  CAPITAL                FROM COMMON
            COMMON             REALIZED/  AUCTION RATE  AUCTION RATE          INCOME TO GAINS TO              COMMON  SHARE
             SHARE        NET UNREALIZED     PREFERRED     PREFERRED             COMMON   COMMON              SHARES    NET ENDING
         NET ASSET INVESTMENT       GAIN        SHARE-        SHARE-             SHARE-   SHARE-         REPURCHASED  ASSET MARKET
             VALUE     INCOME     (LOSS)      HOLDERS+      HOLDERS+  TOTAL     HOLDERS  HOLDERS   TOTAL AND RETIRED  VALUE  VALUE
-----------------------------------------------------------------------------------------------------------------------------------
PREMIUM INCOME (NPI)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)     $13.72      $ .50     $ .30         $(.01)         $ --   $ .79      $(.43)  $  --   $ (.43)      $ --   $14.08 $13.69
2009         11.86        .99      1.70          (.05)           --    2.64       (.78)     --     (.78)        --    13.72  12.77
2008         14.76        .97     (2.88)         (.28)           --   (2.19)      (.71)     --     (.71)        --    11.86  10.93
2007         15.33        .98      (.55)         (.29)           --     .14       (.71)     --     (.71)        --    14.76  13.30
2006         14.85       1.00       .49          (.26)           --    1.23       (.75)     --     (.75)        --    15.33  14.13
2005         15.20        .98      (.26)         (.16)           --     .56       (.91)     --     (.91)        --    14.85  13.87

PREMIUM INCOME 2 (NPM)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)      14.17        .50       .35          (.01)           --     .84       (.44)     --     (.44)        --**  14.57  13.90
2009         11.71        .95      2.34          (.05)           --    3.24       (.78)     --     (.78)        --**  14.17  13.02
2008         14.85        .97     (3.10)         (.29)         (.01)  (2.43)      (.69)   (.02)    (.71)        --**  11.71  10.28
2007         15.45        .97      (.56)         (.30)         (.01)    .10       (.69)   (.02)    (.71)       .01    14.85  13.25
2006         15.07        .97       .49          (.25)         (.01)   1.20       (.76)   (.06)    (.82)        --    15.45  14.05
2005         15.53        .98      (.24)         (.16)         (.01)    .57       (.93)   (.10)   (1.03)        --    15.07  13.97
===================================================================================================================================

                        AUCTION RATE PREFERRED SHARES
                              AT END OF PERIOD
                    --------------------------------------
                      AGGREGATE   LIQUIDATION
                         AMOUNT    AND MARKET       ASSET
                    OUTSTANDING         VALUE    COVERAGE
                          (000)     PER SHARE   PER SHARE
----------------------------------------------------------
PREMIUM INCOME (NPI)
----------------------------------------------------------
Year Ended 10/31:
2010(d)                $400,650       $25,000     $81,054
2009                    400,650        25,000      79,620
2008                    415,450        25,000      70,540
2007                    525,000        25,000      69,820
2006                    525,000        25,000      71,552
2005                    525,000        25,000      70,116
==========================================================

PREMIUM INCOME 2 (NPM)
----------------------------------------------------------
Year Ended 10/31:
2010(d)                 487,525        25,000      77,831
2009                    487,525        25,000      76,452
2008                    283,550        25,000      67,109
2007                    347,000        25,000      68,647
2006                    347,000        25,000      70,748
2005                    347,000        25,000      69,617
==========================================================

72 Nuveen Investments

                                                                   RATIOS/SUPPLEMENTAL DATA
                                              -----------------------------------------------------------------
                                                                 RATIOS TO AVERAGE NET ASSETS
                        TOTAL RETURNS                          APPLICABLE TO COMMON SHARES++(b)
                    ---------------------                   -------------------------------------
                                    BASED          ENDING
                                       ON             NET
                      BASED        COMMON          ASSETS
                         ON     SHARE NET      APPLICABLE    EXPENSES      EXPENSES           NET    PORTFOLIO
                     MARKET         ASSET       TO COMMON   INCLUDING     EXCLUDING    INVESTMENT     TURNOVER
                      VALUE(a)      VALUE(a)  SHARES (000)   INTEREST(c)   INTEREST        INCOME         RATE
-----------------------------------------------------------------------------------------------------------------
PREMIUM INCOME (NPI)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)               10.67%         5.83%       $898,322        1.23%*        1.14%*        7.27%*          1%
2009                  24.61         22.89         875,341        1.31          1.17          7.79            4
2008                 (13.10)       (15.39)        756,782        1.49          1.18          6.95           11
2007                  (1.02)          .93         941,220        1.56          1.17          6.52           14
2006                   7.52          8.53         977,601        1.19          1.19          6.64           15
2005                   3.37          3.71         947,446        1.19          1.19          6.44           20

PREMIUM INCOME 2 (NPM)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)               10.24          5.99       1,030,264        1.18*         1.11*         7.09*           4
2009                  35.00         28.38       1,003,366        1.36          1.20          7.71            9
2008                 (17.95)       (16.96)        477,603        1.56          1.22          6.93            8
2007                   (.81)          .71         605,817        1.62          1.19          6.44           12
2006                   6.71          8.24         634,981        1.20          1.20          6.42           15
2005                   2.98          3.71         619,282        1.20          1.20          6.40           15
=================================================================================================================

*     Annualized.

**    Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank and legal fee refund, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)   For the six months ended April 30, 2010.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 73

    | Financial
    | Highlights (Unaudited) (continued)

    Selected data for a Common share outstanding throughout each period:

                                    INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS
                   --------------------------------------------------------  --------------------------
                                         DISTRIBUTIONS DISTRIBUTIONS
                                              FROM NET          FROM
                                            INVESTMENT       CAPITAL                NET                     DISCOUNT ENDING
         BEGINNING                   NET     INCOME TO      GAINS TO         INVESTMENT  CAPITAL                FROM COMMON
            COMMON             REALIZED/  AUCTION RATE  AUCTION RATE          INCOME TO GAINS TO              COMMON  SHARE
             SHARE        NET UNREALIZED     PREFERRED     PREFERRED             COMMON   COMMON              SHARES    NET ENDING
         NET ASSET INVESTMENT       GAIN        SHARE-        SHARE-             SHARE-   SHARE-         REPURCHASED  ASSET MARKET
             VALUE     INCOME     (LOSS)      HOLDERS+      HOLDERS+  TOTAL     HOLDERS  HOLDERS  TOTAL  AND RETIRED  VALUE  VALUE
-----------------------------------------------------------------------------------------------------------------------------------
PREMIUM INCOME 4 (NPT)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)  $   12.58 $      .45 $     .33  $       (.01) $          -- $ .77   $    (.41) $     -- $(.41) $         -- $12.94 $12.70
2009         10.59        .91      1.83          (.05)            --  2.69        (.70)       --  (.70)           --  12.58  11.69
2008         13.22        .91     (2.67)         (.28)            -- (2.04)       (.59)       --  (.59)           --  10.59   9.24
2007         13.69        .90      (.45)         (.28)            --   .17        (.64)       --  (.64)           --  13.22  11.77
2006         13.38        .90       .35          (.25)            --  1.00        (.69)       --  (.69)           --  13.69  12.80
2005         13.54        .91      (.10)         (.16)            --   .65        (.81)       --  (.81)           --  13.38  12.31
===================================================================================================================================

                             AUCTION RATE PREFERRED SHARES       VARIABLE RATE DEMAND PREFERRED SHARES
                                    AT END OF PERIOD                        AT END OF PERIOD
                         -------------------------------------   --------------------------------------
                           AGGREGATE   LIQUIDATION                 AGGREGATE   LIQUIDATION
                              AMOUNT    AND MARKET       ASSET        AMOUNT    AND MARKET       ASSET
                         OUTSTANDING         VALUE    COVERAGE   OUTSTANDING         VALUE    COVERAGE
                               (000)     PER SHARE   PER SHARE         (000)     PER SHARE   PER SHARE
-------------------------------------------------------------------------------------------------------
PREMIUM INCOME 4 (NPT)
-------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)                  $        --   $        --   $      --   $   262,200   $   100,000   $ 313,416
2009                         259,050        25,000      77,481            --            --          --
2008                         302,200        25,000      62,878            --            --          --
2007                         338,400        25,000      67,215            --            --          --
2006                         338,400        25,000      68,731            --            --          --
2005                         338,400        25,000      67,739            --            --          --
=======================================================================================================

74 Nuveen Investments

                                                                    RATIOS/SUPPLEMENTAL DATA
                                                -----------------------------------------------------------------
                                                                   RATIOS TO AVERAGE NET ASSETS
                             TOTAL RETURNS                       APPLICABLE TO COMMON SHARES++(b)
                         --------------------                  -----------------------------------
                                        BASED        ENDING
                                           ON           NET
                            BASED      COMMON        ASSETS
                               ON   SHARE NET    APPLICABLE     EXPENSES     EXPENSES           NET    PORTFOLIO
                           MARKET       ASSET     TO COMMON    INCLUDING    EXCLUDING    INVESTMENT     TURNOVER
                         VALUE(a)    VALUE(a)   SHARES (000)  INTEREST(c)    INTEREST        INCOME         RATE
-----------------------------------------------------------------------------------------------------------------
PREMIUM INCOME 4 (NPT)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2010(d)                     12.25%       6.18%  $   559,576         1.43%*       1.32%*        7.11%*          7%
2009                        35.01       26.11       543,812         1.33         1.23          7.89            6
2008                       (17.19)     (15.97)      457,866         1.62         1.25          7.19           10
2007                        (3.30)       1.25       571,427         1.69         1.23          6.68           14
2006                         9.89        7.72       591,941         1.25         1.25          6.70            9
2005                         3.07        4.87       578,517         1.26         1.26          6.63            7
=================================================================================================================

*     Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, and legal fee refund, where applicable.

(c) The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholder and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(d)   For the six months ended April 30, 2010.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 75

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

76 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                           Nuveen Investments 77

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes

78 Nuveen Investments
      into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                           Nuveen Investments 79

Notes

80 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

                                                     AUCTION RATE
                                    COMMON              PREFERRED
                                    SHARES                 SHARES
              FUND             REPURCHASED               REDEEMED

              NPI                       --                     --
              NPM                  122,900                     --
              NPT                       --                 10,362

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                           Nuveen Investments 81

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

FOCUSED ON MEETING INVESTOR NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

FIND OUT HOW WE CAN HELP YOU.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     ESA-E-0410D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
NOVEMBER 1-30, 2009        122,900               $12.90       122,900                     3,956,600

DECEMBER 1-31, 2009              0                                  0                     3,956,600

JANUARY 1-31, 2010               0                                  0                     3,956,600

FEBRUARY 1-28, 2010              0                                  0                     3,956,600

MARCH 1-31, 2010                 0                                  0                     3,956,600

APRIL 1-30, 2010                 0                                  0                     3,956,600


TOTAL                      122,900

* The registrant's repurchase program, which authorized the repurchase of 4,080,000 shares, was announced October 3, 2009. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund 2, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: July 8, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 8, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 8, 2010
    -------------------------------------------------------------------